UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05878
                                   ---------

                         FRANKLIN VALUE INVESTORS TRUST
                         ------------------------------
              (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
               (Address of principal executive offices) (Zip code)

       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 10/31
                         -----

Date of reporting period: 10/31/04
                          --------

      ITEM 1. REPORTS TO STOCKHOLDERS.

                                                     OCTOBER 31, 2004
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                                                     Franklin Balance Sheet
                                                     Investment Fund

                                                     Franklin Large Cap
                                                     Value Fund

                                                     Franklin MicroCap
                                                     Value Fund

                                                     Franklin Small Cap
                                                     Value Fund

[GRAPHIC OMITTED]

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                      ANNUAL REPORT AND SHAREHOLDER LETTER

                                      VALUE
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                                    FRANKLIN
                             VALUE INVESTORS TRUST

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                                 [LOGO OMITTED]

                            FRANKLIN(R) TEMPLETON(R)
                                   INVESTMENTS

                             FRANKLIN O TEMPLETON O
                                  MUTUAL SERIES

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE

Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.

TRUE DIVERSIFICATION

Because our management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.

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MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
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[PHOTO OMITTED]

Not part of the annual report

                                    CONTENTS

SHAREHOLDER LETTER .....................................................      1

ANNUAL REPORT

Franklin Balance Sheet
Investment Fund ........................................................      3

Franklin Large Cap
Value Fund .............................................................     14

Franklin MicroCap
Value Fund .............................................................     25

Franklin Small Cap
Value Fund .............................................................     34

Financial Highlights and
Statements of Investments ..............................................     45

Financial Statements ...................................................     76

Notes to
Financial Statements ...................................................     81

Report of Independent
Registered Public
Accounting Firm ........................................................     98

Tax Designation ........................................................     99

Board Members
and Officers ...........................................................    100

Shareholder Information ................................................    104

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ANNUAL REPORT

FRANKLIN BALANCE SHEET INVESTMENT FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Balance Sheet Investment Fund seeks high total return, of which capital appreciation and income are components, by investing primarily in securities that we believe are undervalued in the marketplace at the time of purchase and have the potential for capital appreciation.

We are pleased to bring you Franklin Balance Sheet Investment Fund's annual report for the fiscal year ended October 31, 2004.

PERFORMANCE OVERVIEW

Franklin Balance Sheet Investment Fund - Class A posted a +19.87% cumulative total return for the 12 months under review. The Fund outperformed its benchmark, the Russell 2000(R) Value Index, which posted a 17.99% total return for the same period.(1) In line with our long-term investment strategy, we are pleased with our long-term results. For the 10-year period ended October 31, 2004, Franklin Balance Sheet Investment Fund - Class A delivered a +258.57% cumulative total return, compared with the Russell 2000 Value Index's 263.98% cumulative total return for the same period.(1) Please note the Fund employs a bottom-up stock selection process and the managers invest in securities without regard to benchmark comparisons. You can find more of the Fund's performance data in the Performance Summary beginning on page 7.

ECONOMIC AND MARKET OVERVIEW

During the 12 months ended October 31, 2004, the economy moved ahead with annualized gross domestic product (GDP) rising modestly amid mixed conditions. While fluctuating consumer confidence was more subdued than in recent years, consumer spending supported strong auto sales and increased durable goods consumption toward period-end. Similarly, business spending rose even as business confidence weakened after peaking in the summer. With improving

(1.) Source: Standard & Poor's Micropal. The Russell 2000 Value Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 50.

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------


                                                               Annual Report | 3

TOP 10 EQUITY HOLDINGS

Franklin Balance Sheet Investment Fund 10/31/04

--------------------------------------------------------------------------------
COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY                                                      NET ASSETS
--------------------------------------------------------------------------------
Aztar Corp.                                                                 2.3%
   CONSUMER SERVICES
--------------------------------------------------------------------------------
Freddie Mac                                                                 2.3%
   FINANCE, RENTAL & LEASING
--------------------------------------------------------------------------------
CIT Group Holdings Inc.                                                     2.2%
   FINANCE, RENTAL & LEASING
--------------------------------------------------------------------------------
Bunge Ltd.                                                                  2.2%
   PROCESS INDUSTRIES
--------------------------------------------------------------------------------
Peabody Energy Corp.                                                        1.9%
   ENERGY MINERALS
--------------------------------------------------------------------------------
United States Steel Corp.                                                   1.8%
   NON-ENERGY MINERALS
--------------------------------------------------------------------------------
Old Republic International Corp.                                            1.8%
   PROPERTY-CASUALTY INSURANCE
--------------------------------------------------------------------------------
Pulte Homes Inc.                                                            1.8%
   CONSUMER DURABLES
--------------------------------------------------------------------------------
American National Insurance Co.                                             1.7%
   LIFE & HEALTH INSURANCE
--------------------------------------------------------------------------------
Prudential Financial Inc.                                                   1.7%
   FINANCIAL CONGLOMERATES
--------------------------------------------------------------------------------

balance sheets and stronger cash flows, many companies entered an upgrade cycle and invested in new technologies, driving equipment spending up 14.9% in 2004's third quarter.(2)

Job creation was strong in October 2004. Unemployment dropped from 6.0% a year earlier to 5.5%.(3) More than one-half of the jobs lost during the recession have been recovered; however, most were part-time or temporary. Given concerns over rising benefits costs and soft economic recovery, many companies turned to temporary employment or opted for continued hiring freezes.

The U.S. dollar weakened and by October 2004 it had fallen to an eight-month low against the euro and a six-month low against the yen. The widening trade deficit and possibility for higher import prices amplified inflationary pressures. Energy prices, especially for crude oil, hit record high levels. Aiming to keep inflation low, the Federal Reserve Board (Fed) raised the federal funds target rate in June, August and September, from 1.0% to 1.75%. The Fed said it will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability.

Domestic equity markets sustained a rally through early 2004, then flattened and fluctuated with dramatic losses and gains through year-end. For example, the Dow Jones Industrial Average fell to an 11-month low of 9,750 on October 25, followed by two days of 100-point-plus gains, largely because of a drop in oil prices.(4) Disappointing earnings from a number of blue chip companies applied downward pressure, but initial public offering (IPO) activity was strong. Investor sentiment improved late in the period despite the mixed signals. The Standard & Poor's 500 Composite Index (S&P 500) rose 9.41% for the year under review, while the technology-heavy NASDAQ Composite Index increased 2.72%.(5)

INVESTMENT STRATEGY

Our strategy is to buy shares of financially sound, well-established companies at a low price-to-book value when we have reasonable confidence that book value will increase over several years. Book value per share is a given company's net worth or shareholders' equity on an accounting or "book" basis, divided by shares outstanding. We define "low price-to-book value" as the lowest two

(2.)  Source: Bureau of Economic Analysis.

(3.)  Source: Bureau of Labor Statistics.

(4.) Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

(5.) Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes over 3,000 companies.


4 | Annual Report
deciles (20%) of our investable universe, which we derive from a proprietary database for screening purposes. This strategy is not aimed at trading gains, nor do we consider the composition of any index. Rather, we try to identify individual companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

MANAGER'S DISCUSSION

On October 31, 2004, we held positions in 110 companies. We initiated new positions in the following companies during the year: Assurant, Boise Cascade, Freddie Mac, Genworth Financial, Hanover Compressor, La Quinta, MeadWestvaco, Midland, Quanta Services, A.O. Smith, Universal Compression Holdings, Vail Resorts and Westlake Chemical. Our biggest commitment of new funds during the year was to Freddie Mac, the government sponsored mortgage guarantor. Assurant and Genworth are two insurance companies that have long operating histories within larger entities; Assurant was the U.S. operation of Netherlands-based Fortis Insurance, while Genworth was formerly the life and mortgage insurance arm of General Electric. We participated in both IPOs at prices that we believed were attractive according to our investment strategy. Similarly, Westlake Chemical, which had an August 2004 IPO, is a family-controlled producer of olefins (raw materials for the plastics and petrochemical industries), vinyls, PVC and PVC pipe that met our investment criteria. We also participated in a secondary offering from La Quinta Properties, a lodging company.

Many of the opportunities we identified during the year, whether new holdings or additions to the portfolio's existing positions, were capital-intensive or real estate-related. Some examples were the railroads Norfolk Southern and Kansas City Southern; Hanover Compressor and Universal Compression, which provide heavy equipment and related services to natural gas producers, processors and transporters; lodging companies La Quinta Properties and Vail Resorts; and basic materials company MeadWestvaco. One new holding, Boise Cascade, we received via Boise's acquisition of OfficeMax in December 2003. Boise subsequently shed its assets in paper, forest products and timberlands, and will go forward as a retail and contract distributor of office products under the OfficeMax name. We would note that Russell, a maker of activewear and sports apparel, was for practical purposes a new position in 2004, since we only started buying it on the last day of 2003. In total, we deployed $425.1 million in portfolio purchases, including the value of OfficeMax shares swapped for Boise.

Proceeds from sales were $205.8 million, including the value of OfficeMax shares sold or swapped. Celanese and Prime Hospitality were the objects of buyouts during the period, both at prices representing satisfactory outcomes under our strategy. The bulk of our sales were in response to price appreciation.

PORTFOLIO BREAKDOWN

Franklin Balance Sheet Investment Fund Based on Total Net Assets as of 10/31/04

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR GRAPH IN THE PRINTED MATERIAL.]

Retail Trade                                                                7.5%

Transportation                                                              7.0%

Life and Health Insurance                                                   7.0%

Producer Manufacturing                                                      6.5%

Process Industries                                                          6.3%

Property-Casualty Insurance                                                 5.8%

Finance, Rental & Leasing                                                   5.6%

Non-Energy Minerals                                                         5.2%

Consumer Durables                                                           5.1%

Utilities                                                                   4.9%

Consumer Services                                                           3.7%

Industrial Services                                                         3.4%

Specialty Insurance                                                         2.7%

Financial Conglomerates                                                     2.3%

Consumer Non-Durables                                                       2.2%

Energy Minerals                                                             1.9%

Other                                                                       5.9%

Short-Term Investments & Other Net Assets                                  17.0%


                                                               Annual Report | 5

Some of the companies that contributed positively to the Fund's performance were clustered in sectors that are sensitive to commodity pricing and economic activity. Examples include agribusiness companies Bunge, Corn Products International and Monsanto; coal producer Peabody Energy; major freight railroad operator Norfolk Southern; marine petroleum shippers Overseas Shipholding Group and Teekay Shipping; and steel makers United States Steel, Nucor and Texas Industries. Other contributors were gaming operator Aztar, home builder Pulte Homes, and financial companies American National Insurance and CIT Group.

The single most disappointing performance in the year came from clothing maker Tommy Hilfiger. Tommy Hilfiger's operations in North America have not yet recovered from disappointing sales stemming from a downturn in the brand's popularity. Additionally, the U.S. Attorney's Office for the Southern District of New York subpoenaed the company seeking information on internal commissions. The implication is that the company may have improperly shifted earnings to non-U.S. tax jurisdictions. If so, the company's future tax rate may be higher. Several other positions registered price declines over the year, but most of these reflect what we believe are transitory setbacks.

Thank you for your continued participation in Franklin Balance Sheet Investment Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]                         /s/ Bruce C. Baughman

                                        Bruce C. Baughman, CPA
                                        Lead Portfolio Manager


[PHOTO OMITTED]                         William J. Lippman
                                        Donald Taylor, CPA
                                        Margaret McGee

                                        Portfolio Management Team
                                        Franklin Balance Sheet Investment Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


6 |  Annual Report

PERFORMANCE SUMMARY AS OF 10/31/04

FRANKLIN BALANCE SHEET INVESTMENT FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------
CLASS A                                       CHANGE   10/31/04   10/31/03
--------------------------------------------------------------------------
Net Asset Value (NAV)                         +$8.48   $  53.95   $  45.47
--------------------------------------------------------------------------
DISTRIBUTIONS (11/1/03-10/31/04)
--------------------------------------------------------------------------
Dividend Income                    $ 0.1668
--------------------------------------------------------------------------
Long-Term Capital Gain             $ 0.3069
--------------------------------------------------------------------------
       TOTAL                       $ 0.4737
--------------------------------------------------------------------------
CLASS B                                       CHANGE   10/31/04   10/31/03
--------------------------------------------------------------------------
Net Asset Value (NAV)                         +$8.16   $  53.13   $  44.97
--------------------------------------------------------------------------
DISTRIBUTIONS (11/1/03-10/31/04)
--------------------------------------------------------------------------
Long-Term Capital Gain             $ 0.3069
--------------------------------------------------------------------------
CLASS C                                       CHANGE   10/31/04   10/31/03
--------------------------------------------------------------------------
Net Asset Value (NAV)                         +$8.17   $  53.18   $  45.01
--------------------------------------------------------------------------
DISTRIBUTIONS (11/1/03-10/31/04)
--------------------------------------------------------------------------
Long-Term Capital Gain             $ 0.3069
--------------------------------------------------------------------------
CLASS R                                       CHANGE   10/31/04   10/31/03
--------------------------------------------------------------------------
Net Asset Value (NAV)                         +$8.39   $  53.69   $  45.30
--------------------------------------------------------------------------
DISTRIBUTIONS (11/1/03-10/31/04)
--------------------------------------------------------------------------
Dividend Income                    $ 0.0899
--------------------------------------------------------------------------
Long-Term Capital Gain             $ 0.3069
--------------------------------------------------------------------------
       TOTAL                       $ 0.3968
--------------------------------------------------------------------------
ADVISOR CLASS                                 CHANGE   10/31/04   10/31/03
--------------------------------------------------------------------------
Net Asset Value (NAV)                         +$8.51   $  54.05   $  45.54
--------------------------------------------------------------------------
DISTRIBUTIONS (11/1/03-10/31/04)
--------------------------------------------------------------------------
Dividend Income                    $ 0.2655
--------------------------------------------------------------------------
Long-Term Capital Gain             $ 0.3069
--------------------------------------------------------------------------
       TOTAL                       $ 0.5724
--------------------------------------------------------------------------

Franklin Balance Sheet Investment Fund paid distributions derived from long-term capital gains of 30.69 cents ($0.3069) per share in December 2003. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


                                                               Annual Report | 7

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

------------------------------------------------------------------------------
CLASS A                                1-YEAR     5-YEAR         10-YEAR
------------------------------------------------------------------------------
Cumulative Total Return(1)             +19.87%   +101.81%        +258.57%
------------------------------------------------------------------------------
Average Annual Total Return(2)         +12.99%    +13.72%         +12.95%
------------------------------------------------------------------------------
Value of $10,000 Investment(3)        $11,299    $19,019         $33,800
------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/04)(4)    +18.30%    +13.00%         +12.53%
------------------------------------------------------------------------------
CLASS B                                1-YEAR     3-YEAR    INCEPTION (3/1/01)
------------------------------------------------------------------------------
Cumulative Total Return(1)             +18.94%    +50.05%         +51.42%
------------------------------------------------------------------------------
Average Annual Total Return(2)         +14.94%    +13.72%         +11.36%
------------------------------------------------------------------------------
Value of $10,000 Investment(3)         $11,494   $14,705         $14,842
------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/04)(4)    +20.53%    +14.01%         +10.99%
------------------------------------------------------------------------------
CLASS C                                1-YEAR     3-YEAR    INCEPTION (3/1/01)
------------------------------------------------------------------------------
Cumulative Total Return(1)             +18.95%    +50.08%         +51.49%
------------------------------------------------------------------------------
Average Annual Total Return(2)         +17.95%    +14.49%         +11.99%
------------------------------------------------------------------------------
Value of $10,000 Investment(3)         $11,795   $15,008         $15,149
------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/04)(4)    +23.53%    +14.77%         +11.64%
------------------------------------------------------------------------------
CLASS R                                           1-YEAR    INCEPTION (1/1/02)
------------------------------------------------------------------------------
Cumulative Total Return(1)                        +19.55%         +37.36%
------------------------------------------------------------------------------
Average Annual Total Return(2)                    +18.55%         +11.88%
------------------------------------------------------------------------------
Value of $10,000 Investment(3)                   $11,855         $13,736
------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/04)(4)               +24.18%         +11.41%
------------------------------------------------------------------------------
ADVISOR CLASS(5)                       1-YEAR     5-YEAR         10-YEAR
------------------------------------------------------------------------------
Cumulative Total Return(1)             +20.17%   +103.52%        +261.61%
------------------------------------------------------------------------------
Average Annual Total Return(2)         +20.17%    +15.27%         +13.72%
------------------------------------------------------------------------------
Value of $10,000 Investment(3)        $12,017    $20,352         $36,161
------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/04)(4)    +25.79%    +14.53%         +13.30%
------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


8 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

CLASS A (11/1/94-10/31/04)

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                     FRANKLIN BALANCE
                     SHEET INVESTMENT      RUSSELL 2000 VALUE
      DATE            FUND - CLASS A            INDEX(6)                CPI(6)

     11/1/1994            $  9,426              $ 10,000              $ 10,000
    11/30/1994            $  9,115              $  9,597              $ 10,013
    12/31/1994            $  9,156              $  9,885              $ 10,013
     1/31/1995            $  9,431              $  9,837              $ 10,054
     2/28/1995            $  9,851              $ 10,201              $ 10,094
     3/31/1995            $ 10,059              $ 10,251              $ 10,127
     4/30/1995            $ 10,390              $ 10,556              $ 10,161
     5/31/1995            $ 10,606              $ 10,782              $ 10,181
     6/30/1995            $ 10,853              $ 11,151              $ 10,201
     7/31/1995            $ 11,112              $ 11,558              $ 10,201
     8/31/1995            $ 11,406              $ 11,901              $ 10,227
     9/30/1995            $ 11,534              $ 12,079              $ 10,247
    10/31/1995            $ 11,248              $ 11,596              $ 10,281
    11/30/1995            $ 11,636              $ 12,057              $ 10,274
    12/31/1995            $ 11,907              $ 12,431              $ 10,268
     1/31/1996            $ 11,965              $ 12,513              $ 10,328
     2/29/1996            $ 12,050              $ 12,709              $ 10,361
     3/31/1996            $ 12,349              $ 12,976              $ 10,415
     4/30/1996            $ 12,667              $ 13,330              $ 10,455
     5/31/1996            $ 12,913              $ 13,667              $ 10,475
     6/30/1996            $ 12,796              $ 13,506              $ 10,482
     7/31/1996            $ 12,491              $ 12,788              $ 10,502
     8/31/1996            $ 12,904              $ 13,343              $ 10,522
     9/30/1996            $ 13,016              $ 13,707              $ 10,555
    10/31/1996            $ 13,151              $ 13,866              $ 10,589
    11/30/1996            $ 13,675              $ 14,612              $ 10,609
    12/31/1996            $ 13,991              $ 15,087              $ 10,609
     1/31/1997            $ 14,507              $ 15,319              $ 10,642
     2/28/1997            $ 14,748              $ 15,464              $ 10,676
     3/31/1997            $ 14,467              $ 15,049              $ 10,702
     4/30/1997            $ 14,398              $ 15,271              $ 10,716
     5/31/1997            $ 15,279              $ 16,486              $ 10,709
     6/30/1997            $ 16,133              $ 17,321              $ 10,722
     7/31/1997            $ 16,781              $ 18,048              $ 10,736
     8/31/1997            $ 16,870              $ 18,334              $ 10,756
     9/30/1997            $ 17,984              $ 19,553              $ 10,783
    10/31/1997            $ 17,473              $ 19,022              $ 10,809
    11/30/1997            $ 17,379              $ 19,230              $ 10,803
    12/31/1997            $ 17,626              $ 19,882              $ 10,789
     1/31/1998            $ 17,594              $ 19,522              $ 10,809
     2/28/1998            $ 18,640              $ 20,702              $ 10,829
     3/31/1998            $ 19,347              $ 21,542              $ 10,849
     4/30/1998            $ 19,606              $ 21,649              $ 10,870
     5/31/1998            $ 19,353              $ 20,882              $ 10,890
     6/30/1998            $ 19,205              $ 20,764              $ 10,903
     7/31/1998            $ 18,174              $ 19,138              $ 10,916
     8/31/1998            $ 16,223              $ 16,141              $ 10,930
     9/30/1998            $ 16,600              $ 17,052              $ 10,943
    10/31/1998            $ 16,924              $ 17,558              $ 10,970
    11/30/1998            $ 17,174              $ 18,034              $ 10,970
    12/31/1998            $ 17,518              $ 18,599              $ 10,963
     1/31/1999            $ 17,319              $ 18,177              $ 10,990
     2/28/1999            $ 16,354              $ 16,936              $ 11,003
     3/31/1999            $ 15,793              $ 16,796              $ 11,037
     4/30/1999            $ 16,826              $ 18,330              $ 11,117
     5/31/1999            $ 17,476              $ 18,893              $ 11,117
     6/30/1999            $ 18,570              $ 19,577              $ 11,117
     7/31/1999            $ 18,325              $ 19,112              $ 11,151
     8/31/1999            $ 17,462              $ 18,414              $ 11,177
     9/30/1999            $ 16,927              $ 18,046              $ 11,231
    10/31/1999            $ 16,748              $ 17,685              $ 11,251
    11/30/1999            $ 17,073              $ 17,776              $ 11,258
    12/31/1999            $ 17,249              $ 18,322              $ 11,258
     1/31/2000            $ 16,717              $ 17,843              $ 11,291
     2/29/2000            $ 17,125              $ 18,934              $ 11,358
     3/31/2000            $ 17,392              $ 19,023              $ 11,452
     4/30/2000            $ 17,590              $ 19,135              $ 11,458
     5/31/2000            $ 17,369              $ 18,843              $ 11,472
     6/30/2000            $ 17,881              $ 19,394              $ 11,532
     7/31/2000            $ 18,347              $ 20,040              $ 11,559
     8/31/2000            $ 19,159              $ 20,936              $ 11,559
     9/30/2000            $ 19,455              $ 20,817              $ 11,619
    10/31/2000            $ 19,843              $ 20,743              $ 11,639
    11/30/2000            $ 19,603              $ 20,321              $ 11,645
    12/31/2000            $ 20,780              $ 22,505              $ 11,639
     1/31/2001            $ 21,601              $ 23,126              $ 11,712
     2/28/2001            $ 21,718              $ 23,094              $ 11,759
     3/31/2001            $ 21,187              $ 22,723              $ 11,786
     4/30/2001            $ 22,237              $ 23,775              $ 11,833
     5/31/2001            $ 23,474              $ 24,387              $ 11,886
     6/30/2001            $ 23,860              $ 25,368              $ 11,906
     7/31/2001            $ 23,754              $ 24,799              $ 11,873
     8/31/2001            $ 23,971              $ 24,713              $ 11,873
     9/30/2001            $ 21,391              $ 21,985              $ 11,926
    10/31/2001            $ 22,018              $ 22,559              $ 11,886
    11/30/2001            $ 23,118              $ 24,180              $ 11,866
    12/31/2001            $ 24,458              $ 25,661              $ 11,819
     1/31/2002            $ 24,471              $ 26,001              $ 11,846
     2/28/2002            $ 25,021              $ 26,160              $ 11,893
     3/31/2002            $ 26,012              $ 28,119              $ 11,960
     4/30/2002            $ 26,373              $ 29,108              $ 12,027
     5/31/2002            $ 25,859              $ 28,146              $ 12,027
     6/30/2002            $ 25,712              $ 27,523              $ 12,033
     7/31/2002            $ 23,797              $ 23,433              $ 12,047
     8/31/2002            $ 23,668              $ 23,329              $ 12,087
     9/30/2002            $ 22,255              $ 21,663              $ 12,107
    10/31/2002            $ 22,646              $ 21,989              $ 12,127
    11/30/2002            $ 23,632              $ 23,743              $ 12,127
    12/31/2002            $ 23,000              $ 22,729              $ 12,100
     1/31/2003            $ 22,473              $ 22,089              $ 12,154
     2/28/2003            $ 21,673              $ 21,346              $ 12,247
     3/31/2003            $ 21,878              $ 21,574              $ 12,321
     4/30/2003            $ 23,186              $ 23,624              $ 12,294
     5/31/2003            $ 24,470              $ 26,036              $ 12,274
     6/30/2003            $ 24,854              $ 26,477              $ 12,288
     7/31/2003            $ 25,803              $ 27,797              $ 12,301
     8/31/2003            $ 26,714              $ 28,853              $ 12,348
     9/30/2003            $ 26,361              $ 28,522              $ 12,388
    10/31/2003            $ 28,197              $ 30,848              $ 12,375
    11/30/2003            $ 28,711              $ 32,032              $ 12,341
    12/31/2003            $ 29,803              $ 33,190              $ 12,328
     1/31/2004            $ 30,198              $ 34,338              $ 12,388
     2/29/2004            $ 31,056              $ 35,003              $ 12,455
     3/31/2004            $ 31,400              $ 35,487              $ 12,535
     4/30/2004            $ 30,360              $ 33,652              $ 12,575
     5/31/2004            $ 30,849              $ 34,058              $ 12,649
     6/30/2004            $ 32,478              $ 35,788              $ 12,689
     7/31/2004            $ 31,933              $ 34,143              $ 12,669
     8/31/2004            $ 31,870              $ 34,478              $ 12,676
     9/30/2004            $ 33,086              $ 35,841              $ 12,702
    10/31/2004            $ 33,800              $ 36,398              $ 12,769

CLASS B (3/1/01-10/31/04)

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                     FRANKLIN BALANCE
                     SHEET INVESTMENT      RUSSELL 2000 VALUE
      DATE            FUND - CLASS B            INDEX(6)                CPI(6)

      3/1/2001            $ 10,000              $ 10,000              $ 10,000
     3/31/2001            $  9,755              $  9,840              $ 10,023
     4/30/2001            $ 10,231              $ 10,295              $ 10,063
     5/31/2001            $ 10,793              $ 10,560              $ 10,108
     6/30/2001            $ 10,964              $ 10,985              $ 10,125
     7/31/2001            $ 10,905              $ 10,738              $ 10,097
     8/31/2001            $ 10,999              $ 10,701              $ 10,097
     9/30/2001            $  9,810              $  9,520              $ 10,142
    10/31/2001            $ 10,091              $  9,768              $ 10,108
    11/30/2001            $ 10,587              $ 10,470              $ 10,091
    12/31/2001            $ 11,193              $ 11,111              $ 10,051
     1/31/2002            $ 11,193              $ 11,259              $ 10,074
     2/28/2002            $ 11,437              $ 11,327              $ 10,114
     3/31/2002            $ 11,884              $ 12,176              $ 10,171
     4/30/2002            $ 12,041              $ 12,604              $ 10,228
     5/31/2002            $ 11,800              $ 12,188              $ 10,228
     6/30/2002            $ 11,724              $ 11,918              $ 10,233
     7/31/2002            $ 10,844              $ 10,147              $ 10,245
     8/31/2002            $ 10,779              $ 10,102              $ 10,279
     9/30/2002            $ 10,130              $  9,380              $ 10,296
    10/31/2002            $ 10,301              $  9,521              $ 10,313
    11/30/2002            $ 10,743              $ 10,281              $ 10,313
    12/31/2002            $ 10,449              $  9,842              $ 10,290
     1/31/2003            $ 10,202              $  9,565              $ 10,336
     2/28/2003            $  9,834              $  9,243              $ 10,415
     3/31/2003            $  9,919              $  9,342              $ 10,478
     4/30/2003            $ 10,508              $ 10,229              $ 10,455
     5/31/2003            $ 11,080              $ 11,274              $ 10,438
     6/30/2003            $ 11,250              $ 11,465              $ 10,449
     7/31/2003            $ 11,669              $ 12,037              $ 10,461
     8/31/2003            $ 12,077              $ 12,494              $ 10,501
     9/30/2003            $ 11,910              $ 12,351              $ 10,535
    10/31/2003            $ 12,730              $ 13,358              $ 10,523
    11/30/2003            $ 12,951              $ 13,870              $ 10,495
    12/31/2003            $ 13,437              $ 14,372              $ 10,484
     1/31/2004            $ 13,603              $ 14,869              $ 10,535
     2/29/2004            $ 13,985              $ 15,157              $ 10,592
     3/31/2004            $ 14,130              $ 15,366              $ 10,660
     4/30/2004            $ 13,651              $ 14,572              $ 10,694
     5/31/2004            $ 13,862              $ 14,748              $ 10,757
     6/30/2004            $ 14,586              $ 15,497              $ 10,791
     7/31/2004            $ 14,330              $ 14,784              $ 10,774
     8/31/2004            $ 14,292              $ 14,929              $ 10,779
     9/30/2004            $ 14,831              $ 15,520              $ 10,802
    10/31/2004            $ 14,842              $ 15,761              $ 10,859


                                                               Annual Report | 9

[SIDE BAR]

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS  C                          10/31/04
------------------------------------------
1-Year                             +17.95%
------------------------------------------
3-Year                             +14.49%
------------------------------------------
Since Inception (3/1/01)           +11.99%
------------------------------------------

CLASS C (3/1/01-10/31/04)

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                     FRANKLIN BALANCE
                     SHEET INVESTMENT      RUSSELL 2000 VALUE
      DATE            FUND - CLASS C            INDEX(6)                CPI(6)

      3/1/2001            $ 10,000              $ 10,000              $ 10,000
     3/31/2001            $  9,758              $  9,840              $ 10,023
     4/30/2001            $ 10,231              $ 10,295              $ 10,063
     5/31/2001            $ 10,790              $ 10,560              $ 10,108
     6/30/2001            $ 10,966              $ 10,985              $ 10,125
     7/31/2001            $ 10,912              $ 10,738              $ 10,097
     8/31/2001            $ 11,004              $ 10,701              $ 10,097
     9/30/2001            $  9,816              $  9,520              $ 10,142
    10/31/2001            $ 10,094              $  9,768              $ 10,108
    11/30/2001            $ 10,593              $ 10,470              $ 10,091
    12/31/2001            $ 11,197              $ 11,111              $ 10,051
     1/31/2002            $ 11,197              $ 11,259              $ 10,074
     2/28/2002            $ 11,442              $ 11,327              $ 10,114
     3/31/2002            $ 11,889              $ 12,176              $ 10,171
     4/30/2002            $ 12,049              $ 12,604              $ 10,228
     5/31/2002            $ 11,804              $ 12,188              $ 10,228
     6/30/2002            $ 11,731              $ 11,918              $ 10,233
     7/31/2002            $ 10,849              $ 10,147              $ 10,245
     8/31/2002            $ 10,784              $ 10,102              $ 10,279
     9/30/2002            $ 10,135              $  9,380              $ 10,296
    10/31/2002            $ 10,306              $  9,521              $ 10,313
    11/30/2002            $ 10,748              $ 10,281              $ 10,313
    12/31/2002            $ 10,455              $  9,842              $ 10,290
     1/31/2003            $ 10,206              $  9,565              $ 10,336
     2/28/2003            $  9,853              $  9,243              $ 10,415
     3/31/2003            $  9,926              $  9,342              $ 10,478
     4/30/2003            $ 10,515              $ 10,229              $ 10,455
     5/31/2003            $ 11,086              $ 11,274              $ 10,438
     6/30/2003            $ 11,256              $ 11,465              $ 10,449
     7/31/2003            $ 11,678              $ 12,037              $ 10,461
     8/31/2003            $ 12,082              $ 12,494              $ 10,501
     9/30/2003            $ 11,915              $ 12,351              $ 10,535
    10/31/2003            $ 12,736              $ 13,358              $ 10,523
    11/30/2003            $ 12,959              $ 13,870              $ 10,495
    12/31/2003            $ 13,445              $ 14,372              $ 10,484
     1/31/2004            $ 13,611              $ 14,869              $ 10,535
     2/29/2004            $ 13,989              $ 15,157              $ 10,592
     3/31/2004            $ 14,135              $ 15,366              $ 10,660
     4/30/2004            $ 13,656              $ 14,572              $ 10,694
     5/31/2004            $ 13,870              $ 14,748              $ 10,757
     6/30/2004            $ 14,593              $ 15,497              $ 10,791
     7/31/2004            $ 14,337              $ 14,784              $ 10,774
     8/31/2004            $ 14,300              $ 14,929              $ 10,779
     9/30/2004            $ 14,838              $ 15,520              $ 10,802
    10/31/2004            $ 15,149              $ 15,761              $ 10,859

[SIDE BAR]

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS R                           10/31/04
------------------------------------------
1-Year                             +18.55%
------------------------------------------
Since Inception (1/1/02)           +11.88%
------------------------------------------

CLASS R (1/1/02-10/31/04)

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                     FRANKLIN BALANCE
                     SHEET INVESTMENT      RUSSELL 2000 VALUE
      DATE            FUND - CLASS R            INDEX(6)                CPI(6)

      1/1/2002            $ 10,000              $ 10,000              $10,000
     1/31/2002            $ 10,013              $ 10,133              $10,023
     2/28/2002            $ 10,238              $ 10,194              $10,062
     3/31/2002            $ 10,643              $ 10,958              $10,119
     4/30/2002            $ 10,789              $ 11,344              $10,175
     5/31/2002            $ 10,576              $ 10,968              $10,175
     6/30/2002            $ 10,511              $ 10,726              $10,181
     7/31/2002            $  9,724              $  9,132              $10,192
     8/31/2002            $  9,669              $  9,091              $10,226
     9/30/2002            $  9,090              $  8,442              $10,243
    10/31/2002            $  9,248              $  8,569              $10,260
    11/30/2002            $  9,649              $  9,253              $10,260
    12/31/2002            $  9,388              $  8,857              $10,238
     1/31/2003            $  9,170              $  8,608              $10,283
     2/28/2003            $  8,843              $  8,319              $10,362
     3/31/2003            $  8,929              $  8,408              $10,424
     4/30/2003            $  9,461              $  9,206              $10,402
     5/31/2003            $  9,982              $ 10,146              $10,385
     6/30/2003            $ 10,139              $ 10,318              $10,396
     7/31/2003            $ 10,520              $ 10,833              $10,407
     8/31/2003            $ 10,893              $ 11,244              $10,447
     9/30/2003            $ 10,746              $ 11,115              $10,481
    10/31/2003            $ 11,492              $ 12,021              $10,470
    11/30/2003            $ 11,697              $ 12,483              $10,441
    12/31/2003            $ 12,140              $ 12,934              $10,430
     1/31/2004            $ 12,297              $ 13,382              $10,481
     2/29/2004            $ 12,645              $ 13,641              $10,538
     3/31/2004            $ 12,780              $ 13,829              $10,606
     4/30/2004            $ 12,354              $ 13,114              $10,640
     5/31/2004            $ 12,550              $ 13,272              $10,702
     6/30/2004            $ 13,211              $ 13,947              $10,736
     7/31/2004            $ 12,985              $ 13,305              $10,719
     8/31/2004            $ 12,957              $ 13,436              $10,724
     9/30/2004            $ 13,451              $ 13,967              $10,747
    10/31/2004            $ 13,736              $ 14,184              $10,804


10 | Annual Report

ADVISOR CLASS (11/194-10/31/04)(5)

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                     FRANKLIN BALANCE
                     SHEET INVESTMENT      RUSSELL 2000 VALUE
      DATE         FUND - ADVISOR CLASS         INDEX(6)                CPI(6)

    11/1/1994             $ 10,000              $ 10,000              $ 10,000
   11/30/1994             $  9,669              $  9,597              $ 10,013
   12/31/1994             $  9,713              $  9,885              $ 10,013
    1/31/1995             $ 10,005              $  9,837              $ 10,054
    2/28/1995             $ 10,450              $ 10,201              $ 10,094
    3/31/1995             $ 10,671              $ 10,251              $ 10,127
    4/30/1995             $ 11,022              $ 10,556              $ 10,161
    5/31/1995             $ 11,251              $ 10,782              $ 10,181
    6/30/1995             $ 11,513              $ 11,151              $ 10,201
    7/31/1995             $ 11,788              $ 11,558              $ 10,201
    8/31/1995             $ 12,100              $ 11,901              $ 10,227
    9/30/1995             $ 12,235              $ 12,079              $ 10,247
   10/31/1995             $ 11,932              $ 11,596              $ 10,281
   11/30/1995             $ 12,344              $ 12,057              $ 10,274
   12/31/1995             $ 12,632              $ 12,431              $ 10,268
    1/31/1996             $ 12,693              $ 12,513              $ 10,328
    2/29/1996             $ 12,783              $ 12,709              $ 10,361
    3/31/1996             $ 13,100              $ 12,976              $ 10,415
    4/30/1996             $ 13,437              $ 13,330              $ 10,455
    5/31/1996             $ 13,698              $ 13,667              $ 10,475
    6/30/1996             $ 13,574              $ 13,506              $ 10,482
    7/31/1996             $ 13,251              $ 12,788              $ 10,502
    8/31/1996             $ 13,689              $ 13,343              $ 10,522
    9/30/1996             $ 13,808              $ 13,707              $ 10,555
   10/31/1996             $ 13,952              $ 13,866              $ 10,589
   11/30/1996             $ 14,507              $ 14,612              $ 10,609
   12/31/1996             $ 14,843              $ 15,087              $ 10,609
    1/31/1997             $ 15,390              $ 15,319              $ 10,642
    2/28/1997             $ 15,645              $ 15,464              $ 10,676
    3/31/1997             $ 15,347              $ 15,049              $ 10,702
    4/30/1997             $ 15,274              $ 15,271              $ 10,716
    5/31/1997             $ 16,209              $ 16,486              $ 10,709
    6/30/1997             $ 17,114              $ 17,321              $ 10,722
    7/31/1997             $ 17,802              $ 18,048              $ 10,736
    8/31/1997             $ 17,896              $ 18,334              $ 10,756
    9/30/1997             $ 19,078              $ 19,553              $ 10,783
   10/31/1997             $ 18,536              $ 19,022              $ 10,809
   11/30/1997             $ 18,436              $ 19,230              $ 10,803
   12/31/1997             $ 18,698              $ 19,882              $ 10,789
    1/31/1998             $ 18,665              $ 19,522              $ 10,809
    2/28/1998             $ 19,774              $ 20,702              $ 10,829
    3/31/1998             $ 20,525              $ 21,542              $ 10,849
    4/30/1998             $ 20,799              $ 21,649              $ 10,870
    5/31/1998             $ 20,530              $ 20,882              $ 10,890
    6/30/1998             $ 20,373              $ 20,764              $ 10,903
    7/31/1998             $ 19,280              $ 19,138              $ 10,916
    8/31/1998             $ 17,210              $ 16,141              $ 10,930
    9/30/1998             $ 17,610              $ 17,052              $ 10,943
   10/31/1998             $ 17,954              $ 17,558              $ 10,970
   11/30/1998             $ 18,219              $ 18,034              $ 10,970
   12/31/1998             $ 18,584              $ 18,599              $ 10,963
    1/31/1999             $ 18,372              $ 18,177              $ 10,990
    2/28/1999             $ 17,349              $ 16,936              $ 11,003
    3/31/1999             $ 16,754              $ 16,796              $ 11,037
    4/30/1999             $ 17,850              $ 18,330              $ 11,117
    5/31/1999             $ 18,539              $ 18,893              $ 11,117
    6/30/1999             $ 19,700              $ 19,577              $ 11,117
    7/31/1999             $ 19,440              $ 19,112              $ 11,151
    8/31/1999             $ 18,524              $ 18,414              $ 11,177
    9/30/1999             $ 17,957              $ 18,046              $ 11,231
   10/31/1999             $ 17,767              $ 17,685              $ 11,251
   11/30/1999             $ 18,111              $ 17,776              $ 11,258
   12/31/1999             $ 18,299              $ 18,322              $ 11,258
    1/31/2000             $ 17,734              $ 17,843              $ 11,291
    2/29/2000             $ 18,167              $ 18,934              $ 11,358
    3/31/2000             $ 18,450              $ 19,023              $ 11,452
    4/30/2000             $ 18,661              $ 19,135              $ 11,458
    5/31/2000             $ 18,426              $ 18,843              $ 11,472
    6/30/2000             $ 18,969              $ 19,394              $ 11,532
    7/31/2000             $ 19,463              $ 20,040              $ 11,559
    8/31/2000             $ 20,325              $ 20,936              $ 11,559
    9/30/2000             $ 20,639              $ 20,817              $ 11,619
   10/31/2000             $ 21,050              $ 20,743              $ 11,639
   11/30/2000             $ 20,796              $ 20,321              $ 11,645
   12/31/2000             $ 22,044              $ 22,505              $ 11,639
    1/31/2001             $ 22,916              $ 23,126              $ 11,712
    2/28/2001             $ 23,039              $ 23,094              $ 11,759
    3/31/2001             $ 22,482              $ 22,723              $ 11,786
    4/30/2001             $ 23,596              $ 23,775              $ 11,833
    5/31/2001             $ 24,915              $ 24,387              $ 11,886
    6/30/2001             $ 25,325              $ 25,368              $ 11,906
    7/31/2001             $ 25,220              $ 24,799              $ 11,873
    8/31/2001             $ 25,456              $ 24,713              $ 11,873
    9/30/2001             $ 22,719              $ 21,985              $ 11,926
   10/31/2001             $ 23,386              $ 22,559              $ 11,886
   11/30/2001             $ 24,561              $ 24,180              $ 11,866
   12/31/2001             $ 25,985              $ 25,661              $ 11,819
    1/31/2002             $ 25,998              $ 26,001              $ 11,846
    2/28/2002             $ 26,595              $ 26,160              $ 11,893
    3/31/2002             $ 27,658              $ 28,119              $ 11,960
    4/30/2002             $ 28,049              $ 29,108              $ 12,027
    5/31/2002             $ 27,502              $ 28,146              $ 12,027
    6/30/2002             $ 27,353              $ 27,523              $ 12,033
    7/31/2002             $ 25,316              $ 23,433              $ 12,047
    8/31/2002             $ 25,192              $ 23,329              $ 12,087
    9/30/2002             $ 23,696              $ 21,663              $ 12,107
   10/31/2002             $ 24,112              $ 21,989              $ 12,127
   11/30/2002             $ 25,166              $ 23,743              $ 12,127
   12/31/2002             $ 24,495              $ 22,729              $ 12,100
    1/31/2003             $ 23,940              $ 22,089              $ 12,154
    2/28/2003             $ 23,094              $ 21,346              $ 12,247
    3/31/2003             $ 23,312              $ 21,574              $ 12,321
    4/30/2003             $ 24,713              $ 23,624              $ 12,294
    5/31/2003             $ 26,088              $ 26,036              $ 12,274
    6/30/2003             $ 26,504              $ 26,477              $ 12,288
    7/31/2003             $ 27,521              $ 27,797              $ 12,301
    8/31/2003             $ 28,499              $ 28,853              $ 12,348
    9/30/2003             $ 28,129              $ 28,522              $ 12,388
   10/31/2003             $ 30,092              $ 30,848              $ 12,375
   11/30/2003             $ 30,647              $ 32,032              $ 12,341
   12/31/2003             $ 31,825              $ 33,190              $ 12,328
    1/31/2004             $ 32,240              $ 34,338              $ 12,388
    2/29/2004             $ 33,170              $ 35,003              $ 12,455
    3/31/2004             $ 33,544              $ 35,487              $ 12,535
    4/30/2004             $ 32,434              $ 33,652              $ 12,575
    5/31/2004             $ 32,969              $ 34,058              $ 12,649
    6/30/2004             $ 34,715              $ 35,788              $ 12,689
    7/31/2004             $ 34,133              $ 34,143              $ 12,669
    8/31/2004             $ 34,073              $ 34,478              $ 12,676
    9/30/2004             $ 35,384              $ 35,841              $ 12,702
   10/31/2004             $ 36,161              $ 36,398              $ 12,769

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
ADVISOR CLASS(5)                  10/31/04
------------------------------------------
1-Year                             +20.17%
------------------------------------------
5-Year                             +15.27%
------------------------------------------
10-Year                            +13.72%
------------------------------------------

ENDNOTES

INVESTING IN SMALLER COMPANIES INVOLVES ADDITIONAL RISKS, AS THE PRICE OF SUCH SECURITIES CAN BE VOLATILE, PARTICULARLY OVER THE SHORT TERM. INVESTORS SHOULD EXPECT FLUCTUATION IN THE VALUE OF THEIR INVESTMENT, ESPECIALLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 1/2/01, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B:            These shares have higher annual fees and expenses than Class
                    A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:      Shares are available to certain eligible investors as
                    described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Effective 3/1/01, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 3/1/01, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 2/28/01, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 3/1/01 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +57.04% and +13.09%.

(6.) Source: Standard & Poor's Micropal. The Russell 2000 Value Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.


                                                              Annual Report | 11

YOUR FUND'S EXPENSES

FRANKLIN BALANCE SHEET INVESTMENT FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000.
   IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
   IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


12 |  Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                      VALUE 4/30/04     VALUE 10/31/04   PERIOD* 4/30/04-10/31/04
--------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000           $ 1,113.30               $ 4.83
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000           $ 1,120.56               $ 4.62
--------------------------------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000           $ 1,109.20               $ 8.85
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000           $ 1,016.74               $ 8.47
--------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000           $ 1,109.30               $ 8.85
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000           $ 1,016.74               $ 8.47
--------------------------------------------------------------------------------------------------------
CLASS R
--------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000           $ 1,112.10               $ 6.21
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000           $ 1,019.25               $ 8.47
--------------------------------------------------------------------------------------------------------
ADVISOR CLASS
--------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000           $ 1,114.90               $ 3.56
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000           $ 1,021.77               $ 3.40
--------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.91%; B: 1.67%; C: 1.67%; R: 1.17%; and Advisor: 0.67%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


                                                              Annual Report | 13

FRANKLIN LARGE CAP VALUE FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Large Cap Value Fund seeks long-term capital appreciation by investing at least 80% of net assets in securities of large capitalization companies that we believe are undervalued. Large capitalization companies are those that are similar in size to those in the Russell 1000 (R) Index at the time of purchase.(1)

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin Large Cap Value Fund covers the fiscal year ended October 31, 2004.

PERFORMANCE OVERVIEW

Franklin Large Cap Value Fund - Class A posted a +13.45% cumulative total return for the 12 months under review. The Fund underperformed its benchmark, the Russell 1000 Value Index, which posted a 15.45% total return for the same period.(2) Please note the Fund employs a bottom-up stock selection process and the managers invest in securities without regard to benchmark comparisons. You can find the Fund's long-term performance data in the Performance Summary beginning on page 18.

ECONOMIC AND MARKET OVERVIEW

During the 12 months ended October 31, 2004, the economy moved ahead with annualized gross domestic product (GDP) rising modestly amid mixed conditions. While fluctuating consumer confidence was more subdued than in recent years, consumer spending supported strong auto sales and increased durable goods consumption toward period-end. Similarly, business spending rose even as business confidence weakened after peaking in the summer. With improving balance sheets and stronger cash flows, many companies entered an upgrade cycle and invested in new technologies, driving equipment spending up 14.9% in 2004's third quarter.(3)

Job creation was strong in October 2004. Unemployment dropped from 6.0% a year earlier to 5.5%.(4) More than one-half of the jobs lost during the recession have been recovered; however, most were part-time or temporary. Given concerns

(1.) The Russell 1000 Index is market capitalization weighted and measures performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 92% of total market capitalization of the Russell 3000 Index.

(2.) Source: Standard & Poor's Micropal. The Russell 1000 Value Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(3.)  Source: Bureau of Economic Analysis.

(4.)  Source: Bureau of Labor Statistics.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 59.


14 |  Annual Report
over rising benefits costs and soft economic recovery, many companies turned to temporary employment or opted for continued hiring freezes.

The U.S. dollar weakened and by October 2004 it had fallen to an eight-month low against the euro and a six-month low against the yen. The widening trade deficit and possibility for higher import prices amplified inflationary pressures. Energy prices, especially for crude oil, hit record high levels. Aiming to keep inflation low, the Federal Reserve Board (Fed) raised the federal funds target rate in June, August and September, from 1.0% to 1.75%. The Fed said it will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability.

Domestic equity markets sustained a rally through early 2004, then flattened and fluctuated with dramatic losses and gains through year-end. For example, the Dow Jones Industrial Average fell to an 11-month low of 9,750 on October 25, followed by two days of 100-point-plus gains, largely because of a drop in oil prices.5 Disappointing earnings from a number of blue chip companies applied downward pressure, but initial public offering (IPO) activity was strong. Investor sentiment improved late in the period despite the mixed signals. The Standard & Poor's 500 Composite Index (S&P 500) rose 9.41% for the year under review, while the technology-heavy NASDAQ Composite Index increased 2.72%.(6)

INVESTMENT STRATEGY

The Fund seeks to maintain a diversified portfolio of large-capitalization stocks that are attractively valued relative to the overall market, the company's industry group or the company's historical valuation. The Fund purchases stocks that are out of favor in the market for reasons we believe will prove to be temporary in nature. We believe this contrarian approach will provide favorable returns for our shareholders over time.

MANAGER'S DISCUSSION

The biggest contributor to the Fund's positive performance for the fiscal year was offshore drilling services provider Transocean. Transocean's stock price was depressed at the start of the Fund's fiscal year, trading close to a five-year low.

PORTFOLIO BREAKDOWN

Franklin Large Cap Value Fund Based on Total Net Assets as of 10/31/04

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR GRAPH IN THE PRINTED MATERIAL.]

Producer Manufacturing                                                     10.0%

Consumer Non-Durables                                                       9.2%

Health Technology                                                           8.1%

Consumer Services                                                           7.7%

Major Banks                                                                 6.6%

Finance, Rental & Leasing                                                   5.2%

Property-Casualty Insurance                                                 4.5%

Investment Banks & Brokers                                                  4.3%

Retail Trade                                                                4.2%

Financial Conglomerates                                                     4.1%

Investment Managers                                                         3.2%

Technology Services                                                         3.1%

Life & Health Insurance                                                     2.8%

Regional Banks                                                              2.6%

Process Industries                                                          2.5%

Other                                                                       8.5%

Short-Term Investments & Other Net Assets                                  13.4%


(5.) Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

(6.) Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes over 3,000 companies.

                                                              Annual Report | 15

TOP 10 EQUITY HOLDINGS

Franklin Large Cap Value Fund 10/31/04

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY                                                       NET ASSETS
--------------------------------------------------------------------------------
McDonald's Corp.                                                            3.7%
   CONSUMER SERVICES
--------------------------------------------------------------------------------
Allstate Corp.                                                              3.6%
   PROPERTY-CASUALTY INSURANCE
--------------------------------------------------------------------------------
Freddie Mac                                                                 3.5%
   FINANCE, RENTAL & LEASING
--------------------------------------------------------------------------------
Citigroup Inc.                                                              3.5%
   FINANCIAL CONGLOMERATES
--------------------------------------------------------------------------------
Wachovia Corp.                                                              3.4%
   MAJOR BANKS
--------------------------------------------------------------------------------
Gannett Co. Inc.                                                            3.3%
   CONSUMER SERVICES
--------------------------------------------------------------------------------
Pfizer Inc.                                                                 3.3%
   HEALTH TECHNOLOGY
--------------------------------------------------------------------------------
Mellon Financial Corp.                                                      3.2%
   INVESTMENT MANAGERS
--------------------------------------------------------------------------------
Bank of America Corp.                                                       3.2%
   MAJOR BANKS
--------------------------------------------------------------------------------
International Business Machines Corp.                                       3.1%
   TECHNOLOGY SERVICES
--------------------------------------------------------------------------------

Although its earnings results were weak toward period-end, the hope that high oil prices could lead to increased offshore drilling activity caused the stock to rally sharply from previously depressed levels. Transocean's strong free cash flow also aided its share price, as it cut capital expenditures significantly. This, along with the sale of a subsidiary's stock, allowed the company to improve its balance sheet. Becton Dickinson was the second-largest contributor to the Fund's total return. This manufacturer of medical devices and diagnostic systems reported a 19% increase in earnings-per-share, excluding extraordinary charges in the 12 months ended September 30, 2004. The gains reflected strong demand for the company's safety-engineered products and higher operating margins, excluding the extraordinary charges. Insurer Allstate was the third-largest contributor to total returns. Although Florida's severe hurricane season hurt Allstate's results, strength in the company's auto insurance operations led to rising earnings for the one-year period ended September 30, 2004, versus the previous one-year period.

Despite the Fund's double-digit returns, a few stocks declined in the period under review. The stock that hurt Fund performance most was Hewlett-Packard. This manufacturer of imaging and computer products saw its share price decline sharply after reporting disappointing results for its fiscal year 2004 third quarter, due largely to poor execution in its server and storage equipment segments. Washington Mutual, the largest national thrift, had the second-worst impact on Fund returns. The company's earnings declined through the first nine months of 2004, primarily reflecting lower results from its mortgage banking operations. The third largest detractor to returns was pharmaceutical giant Pfizer. The company's shares slipped on analyst concerns that growth would slow in 2005 due to a variety of factors, including upcoming patent expirations for four products that provided Pfizer with total revenues of $5 billion over the past 12 months.

We added six new stocks to the portfolio: H. J. Heinz Company, a processed food manufacturer; Wachovia, a provider of banking and investment services to individuals and corporations; Praxair, a manufacturer of industrial gases; United Technologies, a diversified manufacturer; General Electric, a diversified manufacturer and financial services provider; and Johnson Controls, a manufacturer of automotive interiors and building controls. All six of our new holdings provided positive returns during the period under review.


16 | Annual Report

We sold seven positions that either met our price objective or experienced a negative change in company fundamentals. Some of the achievers were energy-related companies: integrated oil company Marathon Oil and offshore drillers Transocean and GlobalSanteFe. We also sold Equity Office Properties, a real estate investment trust (REIT), food retailer Safeway, forest products producer International Paper, and SBC Communications in telecommunication services. Furthermore, we declined to retain shares of two stocks received in spin-offs: securities brokerage company Piper Jaffray and hospital products manufacturer Hospira.

Thank you for your continued participation in Franklin Large Cap Value Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]                     /s/ Stephen T. Madonna

                                    Stephen T. Madonna, CFA
                                    Lead Portfolio Manager

                                    William J. Lippman
                                    Bruce C. Baughman, CPA
                                    Donald Taylor, CPA
                                    Margaret McGee

                                    Portfolio Management Team
                                    Franklin Large Cap Value Fund



THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 17

PERFORMANCE SUMMARY AS OF 10/31/04

FRANKLIN LARGE CAP VALUE FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------
CLASS A                                       CHANGE   10/31/04   10/31/03
--------------------------------------------------------------------------
Net Asset Value (NAV)                         +$1.61   $  14.01   $  12.40
--------------------------------------------------------------------------
DISTRIBUTIONS (11/1/03-10/31/04)
--------------------------------------------------------------------------
Dividend Income                    $ 0.0521
--------------------------------------------------------------------------
CLASS B                                       CHANGE   10/31/04   10/31/03
--------------------------------------------------------------------------
Net Asset Value (NAV)                         +$1.56   $  13.85   $  12.29
--------------------------------------------------------------------------
DISTRIBUTIONS (11/1/03-10/31/04)
--------------------------------------------------------------------------
Dividend Income                    $ 0.0072
--------------------------------------------------------------------------
CLASS C                                       CHANGE   10/31/04   10/31/03
--------------------------------------------------------------------------
Net Asset Value (NAV)                         +$1.57   $  13.85   $  12.28
--------------------------------------------------------------------------
CLASS R                                       CHANGE   10/31/04   10/31/03
--------------------------------------------------------------------------
Net Asset Value (NAV)                         +$1.59   $  13.93   $  12.34
--------------------------------------------------------------------------
DISTRIBUTIONS (11/1/03-10/31/04)
--------------------------------------------------------------------------
Dividend Income                    $ 0.0628
--------------------------------------------------------------------------


18 | Annual Report

PERFORMANCE(1)

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

----------------------------------------------------------------------------
CLASS A                               1-YEAR    3-YEAR    INCEPTION (6/1/00)
----------------------------------------------------------------------------
Cumulative Total Return(2)            +13.45%   +23.17%        +44.69%
----------------------------------------------------------------------------
Average Annual Total Return(3)         +6.89%    +5.10%         +7.28%
----------------------------------------------------------------------------
Value of $10,000 Investment(4)       $10,689   $11,610        $13,637
----------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/04)(5)   +10.87%    +4.75%         +7.19%
----------------------------------------------------------------------------
CLASS B                               1-YEAR    3-YEAR    INCEPTION (6/1/00)
----------------------------------------------------------------------------
Cumulative Total Return(2)            +12.76%   +20.93%        +40.90%
----------------------------------------------------------------------------
Average Annual Total Return(3)         +8.76%    +5.65%         +7.72%
----------------------------------------------------------------------------
Value of $10,000 Investment(4)       $10,876   $11,793        $13,890
----------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/04)(5)   +12.83%    +5.28%         +7.64%
----------------------------------------------------------------------------
CLASS C                               1-YEAR    3-YEAR    INCEPTION (6/1/00)
----------------------------------------------------------------------------
Cumulative Total Return(2)            +12.78%   +21.02%        +40.91%
----------------------------------------------------------------------------
Average Annual Total Return(3)        +11.78%    +6.57%         +8.07%
----------------------------------------------------------------------------
Value of $10,000 Investment(4)       $11,178   $12,102        $14,091
----------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/04)(5)   +15.87%    +6.17%         +8.00%
----------------------------------------------------------------------------
CLASS R                                         1-YEAR    INCEPTION (8/1/02)
----------------------------------------------------------------------------
Cumulative Total Return(2)                      +13.44%        +33.85%
----------------------------------------------------------------------------
Average Annual Total Return(3)                  +12.44%        +13.84%
----------------------------------------------------------------------------
Value of $10,000 Investment(4)                 $11,244        $13,385
----------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/04)(5)             +16.53%        +13.92%
----------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL 1-800/342-5236.


                                                              Annual Report | 19

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS A                           10/31/04
------------------------------------------
1-Year                              +6.89%
------------------------------------------
3-Year                              +5.10%
------------------------------------------
Since Inception (6/1/00)            +7.28%
------------------------------------------

CLASS A (6/1/00-10/31/04)

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                    FRANKLIN LARGE CAP     RUSSELL 1000 VALUE
      DATE         VALUE FUND - CLASS A         INDEX(6)                CPI(6)

      6/1/2000            $  9,425              $ 10,000              $ 10,000
     6/30/2000            $  9,001              $  9,543              $ 10,052
     7/31/2000            $  9,067              $  9,662              $ 10,076
     8/31/2000            $  9,623              $ 10,200              $ 10,076
     9/30/2000            $  9,925              $ 10,294              $ 10,128
    10/31/2000            $ 10,481              $ 10,546              $ 10,146
    11/30/2000            $ 10,189              $ 10,155              $ 10,152
    12/31/2000            $ 11,147              $ 10,664              $ 10,146
     1/31/2001            $ 11,393              $ 10,705              $ 10,210
     2/28/2001            $ 11,355              $ 10,407              $ 10,251
     3/31/2001            $ 11,355              $ 10,039              $ 10,274
     4/30/2001            $ 11,878              $ 10,532              $ 10,315
     5/31/2001            $ 12,343              $ 10,768              $ 10,362
     6/30/2001            $ 12,030              $ 10,529              $ 10,379
     7/31/2001            $ 12,077              $ 10,507              $ 10,350
     8/31/2001            $ 11,783              $ 10,086              $ 10,350
     9/30/2001            $ 11,080              $  9,376              $ 10,397
    10/31/2001            $ 11,071              $  9,296              $ 10,362
    11/30/2001            $ 11,631              $  9,836              $ 10,344
    12/31/2001            $ 12,002              $ 10,068              $ 10,303
     1/31/2002            $ 11,819              $  9,990              $ 10,327
     2/28/2002            $ 11,867              $ 10,006              $ 10,367
     3/31/2002            $ 12,233              $ 10,479              $ 10,426
     4/30/2002            $ 12,050              $ 10,120              $ 10,484
     5/31/2002            $ 12,194              $ 10,171              $ 10,484
     6/30/2002            $ 11,414              $  9,587              $ 10,490
     7/31/2002            $ 10,422              $  8,696              $ 10,501
     8/31/2002            $ 10,518              $  8,761              $ 10,536
     9/30/2002            $  9,237              $  7,787              $ 10,554
    10/31/2002            $ 10,094              $  8,364              $ 10,571
    11/30/2002            $ 10,692              $  8,891              $ 10,571
    12/31/2002            $ 10,139              $  8,505              $ 10,548
     1/31/2003            $  9,926              $  8,299              $ 10,595
     2/28/2003            $  9,752              $  8,078              $ 10,676
     3/31/2003            $  9,790              $  8,091              $ 10,741
     4/30/2003            $ 10,479              $  8,803              $ 10,717
     5/31/2003            $ 11,157              $  9,372              $ 10,700
     6/30/2003            $ 11,254              $  9,489              $ 10,711
     7/31/2003            $ 11,361              $  9,630              $ 10,723
     8/31/2003            $ 11,477              $  9,780              $ 10,764
     9/30/2003            $ 11,487              $  9,685              $ 10,799
    10/31/2003            $ 12,020              $ 10,277              $ 10,787
    11/30/2003            $ 12,146              $ 10,417              $ 10,758
    12/31/2003            $ 12,770              $ 11,059              $ 10,746
     1/31/2004            $ 13,013              $ 11,253              $ 10,799
     2/29/2004            $ 13,364              $ 11,494              $ 10,857
     3/31/2004            $ 13,276              $ 11,394              $ 10,927
     4/30/2004            $ 13,140              $ 11,115              $ 10,962
     5/31/2004            $ 13,227              $ 11,229              $ 11,026
     6/30/2004            $ 13,422              $ 11,494              $ 11,061
     7/31/2004            $ 13,247              $ 11,332              $ 11,044
     8/31/2004            $ 13,461              $ 11,493              $ 11,050
     9/30/2004            $ 13,510              $ 11,671              $ 11,073
    10/31/2004            $ 13,637              $ 11,866              $ 11,131


AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS B                           10/31/04
------------------------------------------
1-Year                              +8.76%
------------------------------------------
3-Year                              +5.65%
------------------------------------------
Since Inception (6/1/00)            +7.72%
------------------------------------------

CLASS B (6/1/00-10/31/04)

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                    FRANKLIN LARGE CAP     RUSSELL 1000 VALUE
      DATE         VALUE FUND - CLASS B         INDEX(6)                CPI(6)

      6/1/2000            $ 10,000              $ 10,000              $ 10,000
     6/30/2000            $  9,550              $  9,543              $ 10,052
     7/31/2000            $  9,610              $  9,662              $ 10,076
     8/31/2000            $ 10,200              $ 10,200              $ 10,076
     9/30/2000            $ 10,520              $ 10,294              $ 10,128
    10/31/2000            $ 11,110              $ 10,546              $ 10,146
    11/30/2000            $ 10,790              $ 10,155              $ 10,152
    12/31/2000            $ 11,803              $ 10,664              $ 10,146
     1/31/2001            $ 12,064              $ 10,705              $ 10,210
     2/28/2001            $ 12,004              $ 10,407              $ 10,251
     3/31/2001            $ 11,994              $ 10,039              $ 10,274
     4/30/2001            $ 12,547              $ 10,532              $ 10,315
     5/31/2001            $ 13,020              $ 10,768              $ 10,362
     6/30/2001            $ 12,688              $ 10,529              $ 10,379
     7/31/2001            $ 12,738              $ 10,507              $ 10,350
     8/31/2001            $ 12,416              $ 10,086              $ 10,350
     9/30/2001            $ 11,662              $  9,376              $ 10,397
    10/31/2001            $ 11,652              $  9,296              $ 10,362
    11/30/2001            $ 12,235              $  9,836              $ 10,344
    12/31/2001            $ 12,611              $ 10,068              $ 10,303
     1/31/2002            $ 12,418              $  9,990              $ 10,327
     2/28/2002            $ 12,459              $ 10,006              $ 10,367
     3/31/2002            $ 12,835              $ 10,479              $ 10,426
     4/30/2002            $ 12,631              $ 10,120              $ 10,484
     5/31/2002            $ 12,784              $ 10,171              $ 10,484
     6/30/2002            $ 11,961              $  9,587              $ 10,490
     7/31/2002            $ 10,914              $  8,696              $ 10,501
     8/31/2002            $ 11,016              $  8,761              $ 10,536
     9/30/2002            $  9,664              $  7,787              $ 10,554
    10/31/2002            $ 10,558              $  8,364              $ 10,571
    11/30/2002            $ 11,178              $  8,891              $ 10,571
    12/31/2002            $ 10,604              $  8,505              $ 10,548
     1/31/2003            $ 10,371              $  8,299              $ 10,595
     2/28/2003            $ 10,177              $  8,078              $ 10,676
     3/31/2003            $ 10,218              $  8,091              $ 10,741
     4/30/2003            $ 10,930              $  8,803              $ 10,717
     5/31/2003            $ 11,631              $  9,372              $ 10,700
     6/30/2003            $ 11,723              $  9,489              $ 10,711
     7/31/2003            $ 11,825              $  9,630              $ 10,723
     8/31/2003            $ 11,947              $  9,780              $ 10,764
     9/30/2003            $ 11,947              $  9,685              $ 10,799
    10/31/2003            $ 12,496              $ 10,277              $ 10,787
    11/30/2003            $ 12,618              $ 10,417              $ 10,758
    12/31/2003            $ 13,266              $ 11,059              $ 10,746
     1/31/2004            $ 13,510              $ 11,253              $ 10,799
     2/29/2004            $ 13,866              $ 11,494              $ 10,857
     3/31/2004            $ 13,764              $ 11,394              $ 10,927
     4/30/2004            $ 13,612              $ 11,115              $ 10,962
     5/31/2004            $ 13,693              $ 11,229              $ 11,026
     6/30/2004            $ 13,896              $ 11,494              $ 11,061
     7/31/2004            $ 13,703              $ 11,332              $ 11,044
     8/31/2004            $ 13,917              $ 11,493              $ 11,050
     9/30/2004            $ 13,957              $ 11,671              $ 11,073
    10/31/2004            $ 13,890              $ 11,866              $ 11,131

20 | Annual Report

CLASS C (6/1/00-10/31/04)

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                    FRANKLIN LARGE CAP     RUSSELL 1000 VALUE
      DATE         VALUE FUND - CLASS C         INDEX(6)                CPI(6)

      6/1/2000            $ 10,000              $ 10,000              $ 10,000
     6/30/2000            $  9,550              $  9,543              $ 10,052
     7/31/2000            $  9,610              $  9,662              $ 10,076
     8/31/2000            $ 10,200              $ 10,200              $ 10,076
     9/30/2000            $ 10,520              $ 10,294              $ 10,128
    10/31/2000            $ 11,110              $ 10,546              $ 10,146
    11/30/2000            $ 10,800              $ 10,155              $ 10,152
    12/31/2000            $ 11,814              $ 10,664              $ 10,146
     1/31/2001            $ 12,066              $ 10,705              $ 10,210
     2/28/2001            $ 12,006              $ 10,407              $ 10,251
     3/31/2001            $ 11,996              $ 10,039              $ 10,274
     4/30/2001            $ 12,549              $ 10,532              $ 10,315
     5/31/2001            $ 13,022              $ 10,768              $ 10,362
     6/30/2001            $ 12,690              $ 10,529              $ 10,379
     7/31/2001            $ 12,740              $ 10,507              $ 10,350
     8/31/2001            $ 12,418              $ 10,086              $ 10,350
     9/30/2001            $ 11,664              $  9,376              $ 10,397
    10/31/2001            $ 11,643              $  9,296              $ 10,362
    11/30/2001            $ 12,227              $  9,836              $ 10,344
    12/31/2001            $ 12,609              $ 10,068              $ 10,303
     1/31/2002            $ 12,416              $  9,990              $ 10,327
     2/28/2002            $ 12,456              $ 10,006              $ 10,367
     3/31/2002            $ 12,832              $ 10,479              $ 10,426
     4/30/2002            $ 12,639              $ 10,120              $ 10,484
     5/31/2002            $ 12,782              $ 10,171              $ 10,484
     6/30/2002            $ 11,959              $  9,587              $ 10,490
     7/31/2002            $ 10,922              $  8,696              $ 10,501
     8/31/2002            $ 11,014              $  8,761              $ 10,536
     9/30/2002            $  9,662              $  7,787              $ 10,554
    10/31/2002            $ 10,556              $  8,364              $ 10,571
    11/30/2002            $ 11,176              $  8,891              $ 10,571
    12/31/2002            $ 10,611              $  8,505              $ 10,548
     1/31/2003            $ 10,377              $  8,299              $ 10,595
     2/28/2003            $ 10,194              $  8,078              $ 10,676
     3/31/2003            $ 10,225              $  8,091              $ 10,741
     4/30/2003            $ 10,927              $  8,803              $ 10,717
     5/31/2003            $ 11,629              $  9,372              $ 10,700
     6/30/2003            $ 11,720              $  9,489              $ 10,711
     7/31/2003            $ 11,832              $  9,630              $ 10,723
     8/31/2003            $ 11,944              $  9,780              $ 10,764
     9/30/2003            $ 11,944              $  9,685              $ 10,799
    10/31/2003            $ 12,494              $ 10,277              $ 10,787
    11/30/2003            $ 12,616              $ 10,417              $ 10,758
    12/31/2003            $ 13,267              $ 11,059              $ 10,746
     1/31/2004            $ 13,511              $ 11,253              $ 10,799
     2/29/2004            $ 13,867              $ 11,494              $ 10,857
     3/31/2004            $ 13,765              $ 11,394              $ 10,927
     4/30/2004            $ 13,613              $ 11,115              $ 10,962
     5/31/2004            $ 13,694              $ 11,229              $ 11,026
     6/30/2004            $ 13,898              $ 11,494              $ 11,061
     7/31/2004            $ 13,694              $ 11,332              $ 11,044
     8/31/2004            $ 13,918              $ 11,493              $ 11,050
     9/30/2004            $ 13,959              $ 11,671              $ 11,073
    10/31/2004            $ 14,091              $ 11,866              $ 11,131


AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS C                           10/31/04
------------------------------------------
1-Year                             +11.78%
------------------------------------------
3-Year                              +6.57%
------------------------------------------
Since Inception (6/1/00)            +8.07%
------------------------------------------

CLASS R (8/1/02-10/31/04)

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                    FRANKLIN LARGE CAP     RUSSELL 1000 VALUE
      DATE         VALUE FUND - CLASS R         INDEX(6)               CPI(6)

     8/1/2002             $ 10,000              $ 10,000              $ 10,000
    8/31/2002             $ 10,351              $ 10,076              $ 10,033
    9/30/2002             $  9,081              $  8,955              $ 10,050
   10/31/2002             $  9,935              $  9,619              $ 10,067
   11/30/2002             $ 10,512              $ 10,225              $ 10,067
   12/31/2002             $  9,983              $  9,781              $ 10,044
    1/31/2003             $  9,762              $  9,544              $ 10,089
    2/28/2003             $  9,590              $  9,289              $ 10,167
    3/31/2003             $  9,638              $  9,305              $ 10,228
    4/30/2003             $ 10,308              $ 10,124              $ 10,205
    5/31/2003             $ 10,958              $ 10,777              $ 10,189
    6/30/2003             $ 11,054              $ 10,912              $ 10,200
    7/31/2003             $ 11,168              $ 11,075              $ 10,211
    8/31/2003             $ 11,273              $ 11,247              $ 10,250
    9/30/2003             $ 11,282              $ 11,137              $ 10,283
   10/31/2003             $ 11,799              $ 11,819              $ 10,272
   11/30/2003             $ 11,933              $ 11,979              $ 10,244
   12/31/2003             $ 12,550              $ 12,718              $ 10,233
    1/31/2004             $ 12,780              $ 12,941              $ 10,283
    2/29/2004             $ 13,126              $ 13,219              $ 10,339
    3/31/2004             $ 13,039              $ 13,103              $ 10,405
    4/30/2004             $ 12,896              $ 12,783              $ 10,439
    5/31/2004             $ 12,982              $ 12,913              $ 10,500
    6/30/2004             $ 13,184              $ 13,218              $ 10,533
    7/31/2004             $ 13,001              $ 13,032              $ 10,516
    8/31/2004             $ 13,213              $ 13,217              $ 10,522
    9/30/2004             $ 13,261              $ 13,422              $ 10,544
   10/31/2004             $ 13,385              $ 13,645              $ 10,600

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS R                           10/31/04
------------------------------------------
1-Year                             +12.44%
------------------------------------------
Since Inception (8/1/02)           +13.84%
------------------------------------------


                                                              Annual Report | 21

ENDNOTES

WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORT TERM. THESE PRICE MOVEMENTS MAY RESULT FROM FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKETS AS A WHOLE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B:  These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

(1.) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total return would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

(5.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(6.) Source: Standard & Poor's Micropal. The Russell 1000 Value Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.


22 | Annual Report

YOUR FUND'S EXPENSES

FRANKLIN LARGE CAP VALUE FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000.
   IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
   IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 23

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                      VALUE 4/30/04     VALUE 10/31/04   PERIOD* 4/30/04-10/31/04
--------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000          $ 1,037.80               $  6.76
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000          $ 1,018.50               $  6.70
--------------------------------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000          $ 1,035.10               $ 10.08
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000          $ 1,015.23               $  9.98
--------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000          $ 1,035.10               $ 10.08
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000          $ 1,015.23               $  9.98
--------------------------------------------------------------------------------------------------------
CLASS R
--------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000          $ 1,038.00               $  7.53
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000          $ 1,017.75               $  7.46
--------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class
      (A: 1.32%; B: 1.97%; C: 1.97%; and R: 1.47%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


24 | Annual Report

FRANKLIN MICROCAP VALUE FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin MicroCap Value Fund seeks high total return by investing at least 80% of net assets in securities of companies with market capitalizations under $400 million at the time of purchase, and which we believe are undervalued in the marketplace.

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin MicroCap Value Fund covers the fiscal year ended October 31, 2004.

PERFORMANCE OVERVIEW

Franklin MicroCap Value Fund - Class A posted a +15.64% cumulative total return for the 12 months under review. The Fund underperformed its benchmark, the Russell 2000 Value Index, which posted a 17.99% total return for the same period.(1) Please note the Fund employs a bottom-up stock selection process and the managers invest in securities without regard to benchmark comparisons. You can find the Fund's long-term performance data in the Performance Summary beginning on page 30.

ECONOMIC AND MARKET OVERVIEW

During the 12 months ended October 31, 2004, the economy moved ahead with annualized gross domestic product (GDP) rising modestly amid mixed conditions. While fluctuating consumer confidence was more subdued than in recent years, consumer spending supported strong auto sales and increased durable goods consumption toward period-end. Similarly, business spending rose even as business confidence weakened after peaking in the summer. With improving balance sheets and stronger cash flows, many companies entered an upgrade cycle and invested in new technologies, driving equipment spending up 14.9% in 2004's third quarter.(2)

Job creation was strong in October 2004. Unemployment dropped from 6.0% a year earlier to 5.5%.(3) More than one-half of the jobs lost during the recession have been recovered; however, most were part-time or temporary. Given concerns

(1.) Source: Standard & Poor's Micropal. The Russell 2000 Value Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2.)  Source: Bureau of Economic Analysis.

(3.)  Source: Bureau of Labor Statistics.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 63.


                                                              ANNUAL REPORT | 25
over rising benefits costs and soft economic recovery, many companies turned to temporary employment or opted for continued hiring freezes.

The U.S. dollar weakened and by October 2004 it had fallen to an eight-month low against the euro and a six-month low against the yen. The widening trade deficit and possibility for higher import prices amplified inflationary pressures. Energy prices, especially for crude oil, hit record high levels. Aiming to keep inflation low, the Federal Reserve Board (Fed) raised the federal funds target rate in June, August and September, from 1.0% to 1.75%. The Fed said it will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability.

Domestic equity markets sustained a rally through early 2004, then flattened and fluctuated with dramatic losses and gains through year-end. For example, the Dow Jones Industrial Average fell to an 11-month low of 9,750 on October 25, followed by two days of 100-point-plus gains, largely because of a drop in oil prices.(4) Disappointing earnings from a number of blue chip companies applied downward pressure, but initial public offering (IPO) activity was strong. Investor sentiment improved late in the period despite the mixed signals. The Standard & Poor's 500 Composite Index (S&P 500) rose 9.41% for the year under review, while the technology-heavy NASDAQ Composite Index increased 2.72%.(5)

INVESTMENT STRATEGY

Our strategy is to buy shares of financially sound, well-established companies trading at low price-to-book ratios, where we have reasonable confidence that book value will increase over several years. As a general rule, we limit purchases to companies with market capitalizations of less than $400 million, which we define as "micro-cap." Book value per share is a company's net worth or shareholders' equity on an accounting or "book" basis, divided by shares outstanding. This strategy is not aimed at trading gains, nor do we consider the composition of any index. Rather, we try to identify individual companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

(4.) Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

(5.) Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes over 3,000 companies.


26 | Annual Report

MANAGER'S DISCUSSION

Franklin MicroCap Value Fund closed to new investors (with the exception of select retirement accounts) on January 14, 2004, after having reopened to new investors on June 30, 2003. Prior to that, the Fund had been closed for 17 months. During the interval when the Fund was again open, total net assets increased from $219.3 million to $403.9 million. Cash and short-term investments were close to 25% of total net assets when the Fund closed. We cannot project how long it will take us to invest the cash position. Our preference is to be fully invested at all times so long as we adhere to our investment strategy as we deploy the cash.

On October 31, 2004, the Fund's total net assets were $418.5 million, and short-term investments stood at 26.0% of the Fund, compared with total net assets of $311.0 million on October 31, 2003, and short-term investments of 13.4%. Net fund flows from new and existing shareholders over the Fund's fiscal year totaled $53.9 million, excluding dividend reinvestment.

We put $33.5 million into new and already established positions during the 12 months under review. The new positions were Alamo Group, Bassett Furniture, D&K Healthcare Resources, Ladish, Mercer Insurance Group and Rockford. The largest addition to an existing position was to Fresh Brands, a regional grocery chain. We also added to RTI International Metals, Tandy Brands, Seneca Foods (via convertible preferred stock) and Matrix Service, in which we had taken profits earlier in the period. Proceeds from portfolio sales totaled $44.2 million. Three of our holdings, Garden Fresh Restaurant, Invivo and GA Financial, were taken over. Edelbrock agreed to a cash buyout pending shareholder approval. Similarly, Stelmar Shipping's board also approved a cash buyout that the shareholders ultimately rejected in November, shortly after the Fund's fiscal year ended. Stelmar's board has since reopened the sales process. The completed deals and the anticipated closing of the Edelbrock sale represent successful outcomes under our investment strategy. We closed out our position in Rofin-Sinar, a laser manufacturer, which reached and exceeded our price-to-book target. We also eliminated United Retail Group, which was a disappointment. Other sales were generally in response to price appreciation.

Individual positions that contributed most positively to Fund performance for the fiscal year were spread among various sectors and tended to be long-held positions. Three of the twenty positions that accounted for the bulk of our positive returns were ocean shippers International Shipholding, OMI and Stelmar, one of our takeover stocks. Demand for ocean shipping increased with Chinese demand for raw materials. Two other takeover stocks, Invivo and GA Financial were also among the twenty. Invivo is a maker of medical monitoring systems. Intermagnetics General acquired Invivo at a price that was approximately 2.9 times its last reported book value.


PORTFOLIO BREAKDOWN

Franklin MicroCap Value Fund Based on Total Net Assets as of 10/31/04

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR GRAPH IN THE PRINTED MATERIAL.]

Producer Manufacturing                                                     15.0%

Consumer Non-Durables                                                      10.1%

Consumer Durables                                                           6.6%

Transportation                                                              5.7%

Retail Trade                                                                4.9%

Property-Casualty Insurance                                                 4.7%

Process Industries                                                          4.3%

Industrial Services                                                         4.2%

Savings Banks                                                               3.2%

Real Estate Development                                                     2.5%

Non-Energy Minerals                                                         2.0%

Utilities                                                                   1.8%

Distribution Services                                                       1.7%

Electronic Technology                                                       1.6%

Communications                                                              1.6%

Other                                                                       4.2%

Short-Term Investments & Other Net Assets                                  25.9%


                                                              Annual Report | 27

TOP 10 EQUITY HOLDINGS
Franklin MicroCap Value Fund 10/31/04

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY                                                       NET ASSETS
--------------------------------------------------------------------------------
RTI International Metals Inc.                                               2.7%
   PRODUCER MANUFACTURING
--------------------------------------------------------------------------------
Seneca Foods Corp.                                                          2.5%
   CONSUMER NON-DURABLES
--------------------------------------------------------------------------------
Stelmar Shipping Ltd. (Greece)                                              2.2%
   TRANSPORTATION
--------------------------------------------------------------------------------
Gehl Co.                                                                    2.0%
   PRODUCER MANUFACTURING
--------------------------------------------------------------------------------
Gibraltar Industries Inc.                                                   2.0%
   PRODUCER MANUFACTURING
--------------------------------------------------------------------------------
Hardinge Inc.                                                               1.9%
   PRODUCER MANUFACTURING
--------------------------------------------------------------------------------
Layne Christensen Co.                                                       1.9%
   INDUSTRIAL SERVICES
--------------------------------------------------------------------------------
Delta Apparel Inc.                                                          1.8%
   CONSUMER NON-DURABLES
--------------------------------------------------------------------------------
Beverly Hills Bancorp Inc.                                                  1.7%
   SAVINGS BANKS
--------------------------------------------------------------------------------
Fresh Brands Inc.                                                           1.7%
   RETAIL TRADE
--------------------------------------------------------------------------------

Some of the other holdings that helped our performance have been contending with cyclical downturns, such as machine tools company Hardinge, titanium metal products company RTI International Metals, land drilling services company Layne Christensen, and manufactured housing maker Cavalier Homes. These companies enjoyed positive performance without yet reporting earnings as strong as in prior cycles.

Some of the positions that drove performance benefited from internal developments not tied to the economy or their industries in general. For example, Beverly Hills Bancorp, Dixie Group and Griffin Land & Nurseries all divested operations that freed up capital, improved liquidity and could simplify their operations in the future. Others posted good operating results, among them Gehl, Insteel Industries, Healthcare Services Group, Delta Apparel and Rofin-Sinar.

Several of our positions posted negative returns over the Fund's fiscal year, sometimes resulting from changes or dislocations in end markets. For example, American Pacific makes solid propellant for rockets. Its sales declined after NASA suspended space shuttle flights following the Columbia disaster in 2003. D&K Healthcare Resources is a regional distributor of branded and generic pharmaceuticals. Changes in the way drug companies manage channel inventories and more limited opportunities to exploit price increases eroded D&K's earnings.

Fresh Brands was the single largest drag on the Fund's performance and, as noted above, is a position in which we increased our exposure. The Wisconsin-based grocery chain has reported poor results over the past several quarters; its stock price declined below our cost, and below book value. The results reflect increased competition from Wal-Mart and, in our opinion, poor operating strategy in recent years. We added to our position after Fresh Brands' board brought back former management, in whom we have confidence, and abandoned what we consider a poorly conceived growth strategy. In our judgment, Fresh Brands met our criteria as a financially sound, well-established company that we could buy at a low price-to-book value, and we expect book value to grow. At period-end the Fund was Fresh Brands' largest shareholder, and the position was among the portfolio's 10 largest.


28 | Annual Report

Thank you for your continued participation in Franklin MicroCap Value Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]                 /s/ Bruce C. Baughman

                                Bruce C. Baughman, CPA
                                Lead Portfolio Manager

                                William J. Lippman
                                Donald Taylor, CPA
                                Margaret McGee

                                Portfolio Management Team
                                Franklin MicroCap Value Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 29

PERFORMANCE SUMMARY AS OF 10/31/04

FRANKLIN MICROCAP VALUE FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------
CLASS A                                       CHANGE   10/31/04   10/31/03
--------------------------------------------------------------------------
Net Asset Value (NAV)                         +$4.07   $  34.48   $  30.41
--------------------------------------------------------------------------
DISTRIBUTIONS (11/1/03-10/31/04)
--------------------------------------------------------------------------
Long-Term Capital Gain             $ 0.6280
--------------------------------------------------------------------------

Franklin MicroCap Value Fund paid distributions derived from long-term capital gains of 62.80 cents ($0.6280) per share in December 2003. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE. CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE THE MAXIMUM SALES CHARGE.

-----------------------------------------------------------------------------
CLASS A                               1-YEAR    5-YEAR   INCEPTION (12/12/95)
-----------------------------------------------------------------------------
Cumulative Total Return(1)            +15.64%  +141.00%        +252.89%
-----------------------------------------------------------------------------
Average Annual Total Return(2)         +8.98%   +17.84%         +14.47%
-----------------------------------------------------------------------------
Value of $10,000 Investment(3)       $10,898   $22,718         $33,250
-----------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/04)(4)  + 15.56%   +17.36%         +14.56%
-----------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


30 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

CLASS A (12/12/95-10/31/04)

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                    FRANKLIN MICROCAP      RUSSELL 2000 VALUE
      DATE             VALUE FUND               INDEX(5)                 CPI(5)

    12/12/1995            $  9,422              $ 10,000               $ 10,000
    12/31/1995            $  9,560              $ 10,190               $  9,996
     1/31/1996            $  9,585              $ 10,257               $ 10,055
     2/29/1996            $  9,856              $ 10,418               $ 10,087
     3/31/1996            $ 10,629              $ 10,637               $ 10,139
     4/30/1996            $ 11,139              $ 10,927               $ 10,178
     5/31/1996            $ 11,429              $ 11,204               $ 10,198
     6/30/1996            $ 11,416              $ 11,072               $ 10,204
     7/31/1996            $ 11,082              $ 10,483               $ 10,224
     8/31/1996            $ 11,246              $ 10,938               $ 10,243
     9/30/1996            $ 11,499              $ 11,236               $ 10,276
    10/31/1996            $ 11,657              $ 11,367               $ 10,309
    11/30/1996            $ 12,042              $ 11,978               $ 10,328
    12/31/1996            $ 12,152              $ 12,367               $ 10,328
     1/31/1997            $ 12,515              $ 12,557               $ 10,361
     2/28/1997            $ 12,735              $ 12,676               $ 10,393
     3/31/1997            $ 12,489              $ 12,336               $ 10,419
     4/30/1997            $ 12,204              $ 12,518               $ 10,432
     5/31/1997            $ 12,917              $ 13,514               $ 10,426
     6/30/1997            $ 13,571              $ 14,198               $ 10,439
     7/31/1997            $ 14,070              $ 14,794               $ 10,452
     8/31/1997            $ 14,466              $ 15,029               $ 10,471
     9/30/1997            $ 15,885              $ 16,029               $ 10,497
    10/31/1997            $ 15,742              $ 15,593               $ 10,523
    11/30/1997            $ 15,619              $ 15,764               $ 10,517
    12/31/1997            $ 15,520              $ 16,298               $ 10,504
     1/31/1998            $ 15,375              $ 16,003               $ 10,523
     2/28/1998            $ 16,066              $ 16,971               $ 10,543
     3/31/1998            $ 16,917              $ 17,659               $ 10,563
     4/30/1998            $ 17,712              $ 17,746               $ 10,582
     5/31/1998            $ 17,449              $ 17,118               $ 10,602
     6/30/1998            $ 16,979              $ 17,021               $ 10,615
     7/31/1998            $ 16,336              $ 15,688               $ 10,628
     8/31/1998            $ 13,881              $ 13,231               $ 10,641
     9/30/1998            $ 13,853              $ 13,978               $ 10,654
    10/31/1998            $ 14,019              $ 14,393               $ 10,680
    11/30/1998            $ 14,413              $ 14,783               $ 10,680
    12/31/1998            $ 14,471              $ 15,247               $ 10,673
     1/31/1999            $ 14,598              $ 14,901               $ 10,699
     2/28/1999            $ 13,879              $ 13,883               $ 10,712
     3/31/1999            $ 13,392              $ 13,769               $ 10,745
     4/30/1999            $ 14,179              $ 15,026               $ 10,823
     5/31/1999            $ 14,891              $ 15,487               $ 10,823
     6/30/1999            $ 15,220              $ 16,048               $ 10,823
     7/31/1999            $ 15,415              $ 15,667               $ 10,856
     8/31/1999            $ 15,056              $ 15,095               $ 10,882
     9/30/1999            $ 14,014              $ 14,793               $ 10,934
    10/31/1999            $ 13,797              $ 14,497               $ 10,953
    11/30/1999            $ 13,936              $ 14,572               $ 10,960
    12/31/1999            $ 13,895              $ 15,020               $ 10,960
     1/31/2000            $ 14,417              $ 14,627               $ 10,992
     2/29/2000            $ 14,637              $ 15,521               $ 11,057
     3/31/2000            $ 14,751              $ 15,594               $ 11,149
     4/30/2000            $ 14,213              $ 15,686               $ 11,155
     5/31/2000            $ 14,286              $ 15,447               $ 11,168
     6/30/2000            $ 14,816              $ 15,898               $ 11,227
     7/31/2000            $ 14,995              $ 16,428               $ 11,253
     8/31/2000            $ 15,908              $ 17,162               $ 11,253
     9/30/2000            $ 15,867              $ 17,065               $ 11,311
    10/31/2000            $ 15,387              $ 17,004               $ 11,331
    11/30/2000            $ 15,118              $ 16,658               $ 11,337
    12/31/2000            $ 15,572              $ 18,448               $ 11,331
     1/31/2001            $ 16,987              $ 18,957               $ 11,403
     2/28/2001            $ 17,411              $ 18,931               $ 11,448
     3/31/2001            $ 18,132              $ 18,627               $ 11,474
     4/30/2001            $ 19,030              $ 19,490               $ 11,520
     5/31/2001            $ 20,768              $ 19,991               $ 11,572
     6/30/2001            $ 20,938              $ 20,795               $ 11,591
     7/31/2001            $ 21,429              $ 20,329               $ 11,559
     8/31/2001            $ 21,489              $ 20,258               $ 11,559
     9/30/2001            $ 20,200              $ 18,022               $ 11,611
    10/31/2001            $ 20,895              $ 18,493               $ 11,572
    11/30/2001            $ 20,946              $ 19,822               $ 11,552
    12/31/2001            $ 21,999              $ 21,035               $ 11,507
     1/31/2002            $ 22,614              $ 21,314               $ 11,533
     2/28/2002            $ 22,748              $ 21,444               $ 11,578
     3/31/2002            $ 23,996              $ 23,050               $ 11,644
     4/30/2002            $ 25,048              $ 23,861               $ 11,709
     5/31/2002            $ 25,360              $ 23,072               $ 11,709
     6/30/2002            $ 25,155              $ 22,561               $ 11,715
     7/31/2002            $ 22,766              $ 19,209               $ 11,728
     8/31/2002            $ 22,632              $ 19,124               $ 11,767
     9/30/2002            $ 21,456              $ 17,758               $ 11,787
    10/31/2002            $ 21,474              $ 18,025               $ 11,806
    11/30/2002            $ 22,561              $ 19,463               $ 11,806
    12/31/2002            $ 22,881              $ 18,632               $ 11,780
     1/31/2003            $ 22,749              $ 18,107               $ 11,832
     2/28/2003            $ 21,813              $ 17,499               $ 11,924
     3/31/2003            $ 21,709              $ 17,685               $ 11,995
     4/30/2003            $ 22,172              $ 19,365               $ 11,969
     5/31/2003            $ 23,392              $ 21,343               $ 11,950
     6/30/2003            $ 24,318              $ 21,704               $ 11,963
     7/31/2003            $ 25,595              $ 22,787               $ 11,976
     8/31/2003            $ 26,635              $ 23,652               $ 12,021
     9/30/2003            $ 26,994              $ 23,381               $ 12,060
    10/31/2003            $ 28,753              $ 25,287               $ 12,047
    11/30/2003            $ 29,878              $ 26,258               $ 12,015
    12/31/2003            $ 31,215              $ 27,208               $ 12,002
     1/31/2004            $ 31,649              $ 28,148               $ 12,060
     2/29/2004            $ 31,794              $ 28,693               $ 12,125
     3/31/2004            $ 32,816              $ 29,090               $ 12,204
     4/30/2004            $ 32,478              $ 27,586               $ 12,243
     5/31/2004            $ 32,488              $ 27,919               $ 12,314
     6/30/2004            $ 33,472              $ 29,337               $ 12,353
     7/31/2004            $ 32,835              $ 27,988               $ 12,334
     8/31/2004            $ 32,440              $ 28,263               $ 12,340
     9/30/2004            $ 33,096              $ 29,381               $ 12,366
    10/31/2004            $ 33,250              $ 29,837               $ 12,432

ENDNOTES

THE FUND'S ABILITY TO INVEST IN SMALLER-COMPANY SECURITIES THAT MAY HAVE LIMITED LIQUIDITY INVOLVES RISKS RELATED TO RELATIVELY SMALL REVENUES, LIMITED PRODUCT LINES AND SMALL MARKET SHARE. HISTORICALLY, THESE SECURITIES HAVE EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, ESPECIALLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current maximum sales charge.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current maximum sales charge.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Source: Standard & Poor's Micropal. The Russell 2000 Value Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.


                                                              Annaul Report | 31

YOUR FUND'S EXPENSES

FRANKLIN MICROCAP VALUE FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000.
   IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
   IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


32 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                      VALUE 4/30/04     VALUE 10/31/04   PERIOD* 4/30/04-10/31/04
--------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,023.80               $3.87
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,021.32               $3.86
--------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio of 0.76%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


                                                              Annual Report | 33

FRANKLIN SMALL CAP VALUE FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS:

Franklin Small Cap Value Fund seeks long-term total return by investing at least 80% of net assets in the securities of small-capitalization companies that we believe are undervalued. Small-capitalization companies are those with market capitalizations less than $2.5 billion at the time of purchase.

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin Small Cap Value Fund's annual report, covering the fiscal year ended October 31, 2004.

PERFORMANCE OVERVIEW

Franklin Small Cap Value Fund - Class A posted a +21.92% cumulative total return for the 12 months under review. The Fund outperformed its benchmark, the Russell 2000 Value Index, which posted a 17.99% total return for the same period.(1) Please note that the Fund employs a bottom-up stock selection process, and we invest in securities without regard to benchmark comparisons. You can find the Fund's long-term performance data in the Performance Summary beginning on page 38.

ECONOMIC AND MARKET OVERVIEW

During the 12 months ended October 31, 2004, the economy moved ahead with annualized gross domestic product (GDP) rising modestly amid mixed conditions. While fluctuating consumer confidence was more subdued than in recent years, consumer spending supported strong auto sales and increased durable goods consumption toward period-end. Similarly, business spending rose even as business confidence weakened after peaking in the summer. With improving balance sheets and stronger cash flows, many companies entered an upgrade cycle and invested in new technologies, driving equipment spending up 14.9% in 2004's third quarter.(2)

Job creation was strong in October 2004. Unemployment dropped from 6.0% a year earlier to 5.5%.(3) More than one-half of the jobs lost during the recession have been recovered; however, most were part-time or temporary. Given concerns

(1.) Source: Standard & Poor's Micropal. The Russell 2000 Value Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2.)  Source: Bureau of Economic Analysis.

(3.)  Source: Bureau of Labor Statistics.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 72.


34 | Annual Report
over rising benefits costs and soft economic recovery, many companies turned to temporary employment or opted for continued hiring freezes.

The U.S. dollar weakened and by October 2004 it had fallen to an eight-month low against the euro and a six-month low against the yen. The widening trade deficit and possibility for higher import prices amplified inflationary pressures. Energy prices, especially for crude oil, hit record high levels. Aiming to keep inflation low, the Federal Reserve Board (Fed) raised the federal funds target rate in June, August and September, from 1.0% to 1.75%. The Fed said it will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability.

Domestic equity markets sustained a rally through early 2004, then flattened and fluctuated with dramatic losses and gains through year-end. For example, the Dow Jones Industrial Average fell to an 11-month low of 9,750 on October 25, followed by two days of 100-point-plus gains, largely because of a drop in oil prices.(4) Disappointing earnings from a number of blue chip companies applied downward pressure, but initial public offering (IPO) activity was strong. Investor sentiment improved late in the period despite the mixed signals. The Standard & Poor's 500 Composite Index (S&P 500) rose 9.41% for the year under review, while the technology-heavy NASDAQ Composite Index increased 2.72%.(5)

INVESTMENT STRATEGY

We seek to invest in small-capitalization companies (up to $2.5 billion market capitalization at the time of purchase) that we determine are selling below their underlying worth. We seek a diversified portfolio of fundamentally sound companies purchased at what we believe are attractive prices, often when they are out of favor with other investors. Portfolio securities are selected without regard to benchmark comparisons and are based on several criteria, such as low price relative to earnings, book value or cash flow. We also consider stocks with recent sharp price declines that still have significant growth potential or that possess valuable intangibles not reflected in the stock price.

(4.) Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

(5.) Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes over 3,000 companies.

PORTFOLIO BREAKDOWN

Franklin Small Cap Value Fund Based on Total Net Assets as of 10/31/04

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR GRAPH IN THE PRINTED MATERIAL.]

Producer Manufacturing                                                     16.4%

Retail Trade                                                                8.6%

Consumer Durables                                                           7.7%

Industrial Services                                                         7.5%

Process Industries                                                          7.0%

Transportation                                                              6.4%

Energy Minerals                                                             6.3%

Property-Casualty Insurance                                                 4.8%

Consumer Non-Durables                                                       4.2%

Electronic Technology                                                       3.9%

Consumer Services                                                           3.2%

Life and Health Insurance                                                   2.6%

Non-Energy Minerals                                                         2.5%

Health Technology                                                           2.1%

Health Services                                                             1.8%

Technology Services                                                         1.3%

Other                                                                       6.4%

Short-Term Investments & Other Net Assets                                   7.3%


                                                              Annual Report | 35

TOP 10 EQUITY HOLDINGS
Franklin Small Cap Value Fund 10/31/04

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY                                                       NET ASSETS
--------------------------------------------------------------------------------
Montpelier Re Holdings Ltd. (Bermuda)                                       2.3%
   PROPERTY-CASUALTY INSURANCE
--------------------------------------------------------------------------------
West Marine Inc.                                                            2.0%
   RETAIL TRADE
--------------------------------------------------------------------------------
Consol Energy Inc.                                                          2.0%
   ENERGY MINERALS
--------------------------------------------------------------------------------
Peabody Energy Corp.                                                        2.0%
   ENERGY MINERALS
--------------------------------------------------------------------------------
Teekay Shipping Corp. (Bahamas)                                             1.9%
   TRANSPORTATION
--------------------------------------------------------------------------------
RPM International Inc.                                                      1.9%
   PROCESS INDUSTRIES
--------------------------------------------------------------------------------
Pharmaceutical Product Development Inc.                                     1.8%
   HEALTH SERVICES
--------------------------------------------------------------------------------
Bunge Ltd.                                                                  1.8%
   PROCESS INDUSTRIES
--------------------------------------------------------------------------------
York International Corp.                                                    1.7%
   PRODUCER MANUFACTURING
--------------------------------------------------------------------------------
Roper Industries Inc.                                                       1.7%
   PRODUCER MANUFACTURING
--------------------------------------------------------------------------------

MANAGER'S DISCUSSION

During the year under review, the Fund's performance benefited from a variety of sectors. OMI, an international seaborne transportation services provider for crude oil and petroleum products, was our best performer. OMI's stock rose 169% and contributed to the transportation sector's overall strong performance. Energy minerals, one of the Fund's top performing sectors, was led by Peabody Energy's 93% return, aided primarily by higher energy prices. Peabody mines and markets the low-sulfur coal used primarily by electric utilities. Another top performer was clothing retailer American Eagle Outfitters, which rose 156% during the Fund's fiscal year largely due to strong customer sales and controlled inventory levels that led to higher margins.

Despite the Fund's solid performance this fiscal year, some of its stocks declined. For example, our investments in the consumer durables sector performed poorly, including gift distributor Russ Berrie Company (down 17% for the year under review) and furniture manufacturer La-Z-Boy (down 33% for the year under review). Russ Berrie, whose stock sold off sharply following poor results through much of 2004, declined mainly due to weak customer acceptance of the company's 2004 product offerings. La-Z-Boy's stock fell sharply due to narrow profit margins within the very competitive and promotion-driven furniture marketplace.

The Fund experienced significant net inflows during its fiscal year, and we used the proceeds to invest in 15 new positions. Consistent with our value strategy, we added Archipelago Holdings, an all-electronic U.S. stock exchange operator. We also initiated a position in Omnivision Technologies, a provider of integrated single-chip semiconductor imaging devices. At period-end, we considered Omnivision attractively valued at 10.8 times 2005 earnings estimates -- less than 3 times book value -- and the company had zero long-term debt. We also bought shares of electric motor manufacturer A.O. Smith, which traded at
1.3 times book value, 11.4 times next year's earnings estimates and had a sizable tax loss carry forward at the end of the fiscal year.

During the year, 15 positions were eliminated from the portfolio. One, Allstream, was due to a takeover. Allstream, which we purchased early in the Fund's fiscal year, announced in March 2004 that Manitoba Telecom Services had bid for the company at a 19% premium over its prior day's closing price. We decided to sell our Allstream holdings as open-market prices came in line with our estimation of the shares' fair value. The remaining liquidations from the Fund's portfolio included stocks that had reached our price targets, or those whose underlying fundamentals had deteriorated.


36 | Annual Report

Thank you for your continued participation in Franklin Small Cap Value Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]                         /s/ William J. Lippman

                                        William J. Lippman
                                        Lead Portfolio Manager

                                        Bruce C. Baughman, CPA
                                        Donald Taylor, CPA
                                        Margaret McGee

                                        Portfolio Management Team
                                        Franklin Small Cap Value Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 37

PERFORMANCE SUMMARY AS OF 10/31/04

FRANKLIN SMALL CAP VALUE FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

---------------------------------------------------------------
CLASS A                            CHANGE   10/31/04   10/31/03
---------------------------------------------------------------
Net Asset Value (NAV)              +$6.18     $34.37     $28.19
---------------------------------------------------------------
CLASS B                            CHANGE   10/31/04   10/31/03
---------------------------------------------------------------
Net Asset Value (NAV)              +$5.79     $33.20     $27.41
---------------------------------------------------------------
CLASS C                            CHANGE   10/31/04   10/31/03
---------------------------------------------------------------
Net Asset Value (NAV)              +$5.73     $32.86     $27.13
---------------------------------------------------------------
CLASS R                            CHANGE   10/31/04   10/31/03
---------------------------------------------------------------
Net Asset Value (NAV)              +$6.11     $34.24     $28.13
---------------------------------------------------------------
ADVISOR CLASS                      CHANGE   10/31/04   10/31/03
---------------------------------------------------------------
Net Asset Value (NAV)              +$6.43     $35.21     $28.78
---------------------------------------------------------------


38 | Annual Report

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

-----------------------------------------------------------------------------
CLASS A                               1-YEAR    5-YEAR    INCEPTION (3/11/96)
-----------------------------------------------------------------------------
Cumulative Total Return(1)            +21.92%   +99.56%        +139.71%
-----------------------------------------------------------------------------
Average Annual Total Return(2)        +14.91%   +13.47%          +9.89%
-----------------------------------------------------------------------------
Value of $10,000 Investment(3)       $11,491   $18,813         $22,586
-----------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/04)(4)   +23.25%   +12.96%          +9.78%
-----------------------------------------------------------------------------
CLASS B                               1-YEAR    5-YEAR    INCEPTION (1/1/99)
-----------------------------------------------------------------------------
Cumulative Total Return(1)            +21.12%   +93.27%         +81.14%
-----------------------------------------------------------------------------
Average Annual Total Return(2)        +17.12%   +13.85%         +10.62%
-----------------------------------------------------------------------------
Value of $10,000 Investment(3)       $11,712   $19,127         $18,014
-----------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/04)(4)   +25.94%   +13.33%         +10.48%
-----------------------------------------------------------------------------
CLASS C                               1-YEAR    5-YEAR    INCEPTION (9/3/96)
-----------------------------------------------------------------------------
Cumulative Total Return(1)            +21.12%   +93.18%        +108.48%
-----------------------------------------------------------------------------
Average Annual Total Return(2)        +20.12%   +14.08%          +9.42%
-----------------------------------------------------------------------------
Value of $10,000 Investment(3)       $12,012   $19,318         $20,848
-----------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/04)(4)   +28.92%   +13.56%          +9.31%
-----------------------------------------------------------------------------
CLASS R                                         1-YEAR    INCEPTION (8/1/02)
-----------------------------------------------------------------------------
Cumulative Total Return(1)                      +21.72%         +46.74%
-----------------------------------------------------------------------------
Average Annual Total Return(2)                  +20.72%         +18.59%
-----------------------------------------------------------------------------
Value of $10,000 Investment(3)                 $12,072          $14,674
-----------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/04)(4)             +29.57%         +18.50%
-----------------------------------------------------------------------------
ADVISOR CLASS(5)                      1-YEAR    5-YEAR    INCEPTION (3/11/96)
-----------------------------------------------------------------------------
Cumulative Total Return(1)            +22.34%  +103.12%        +148.73%
-----------------------------------------------------------------------------
Average Annual Total Return(2)        +22.34%   +15.23%         +11.12%
-----------------------------------------------------------------------------
Value of $10,000 Investment(3)       $12,234   $20,312         $24,873
-----------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/04)(4)   +31.22%   +14.71%         +11.02%
-----------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 39

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS A                           10/31/04
------------------------------------------
1-Year                             +14.91%
------------------------------------------
5-Year                             +13.47%
------------------------------------------
Since Inception (3/11/96)           +9.89%
------------------------------------------

CLASS A (13/11/96-10/31/04)

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                   FRANKLIN SMALL CAP         RUSSELL 2000
       DATE       VALUE FUND - CLASS A        VALUE INDEX(6)             CPI(6)

     3/11/1996            $  9,422              $ 10,000               $ 10,000
     3/31/1996            $  9,541              $ 10,135               $ 10,033
     4/30/1996            $ 10,025              $ 10,412               $ 10,072
     5/31/1996            $ 10,295              $ 10,676               $ 10,091
     6/30/1996            $ 10,088              $ 10,550               $ 10,098
     7/31/1996            $  9,717              $  9,989               $ 10,117
     8/31/1996            $ 10,308              $ 10,422               $ 10,136
     9/30/1996            $ 10,629              $ 10,707               $ 10,169
    10/31/1996            $ 10,806              $ 10,831               $ 10,201
    11/30/1996            $ 11,581              $ 11,414               $ 10,220
    12/31/1996            $ 12,171              $ 11,784               $ 10,220
     1/31/1997            $ 12,680              $ 11,965               $ 10,252
     2/28/1997            $ 12,757              $ 12,079               $ 10,285
     3/31/1997            $ 12,298              $ 11,755               $ 10,310
     4/30/1997            $ 12,182              $ 11,928               $ 10,323
     5/31/1997            $ 13,317              $ 12,877               $ 10,317
     6/30/1997            $ 14,163              $ 13,529               $ 10,330
     7/31/1997            $ 15,215              $ 14,097               $ 10,343
     8/31/1997            $ 15,673              $ 14,321               $ 10,362
     9/30/1997            $ 16,641              $ 15,273               $ 10,388
    10/31/1997            $ 15,931              $ 14,858               $ 10,414
    11/30/1997            $ 15,764              $ 15,020               $ 10,407
    12/31/1997            $ 15,746              $ 15,530               $ 10,394
     1/31/1998            $ 15,485              $ 15,249               $ 10,414
     2/28/1998            $ 16,196              $ 16,170               $ 10,433
     3/31/1998            $ 16,756              $ 16,826               $ 10,452
     4/30/1998            $ 16,697              $ 16,910               $ 10,472
     5/31/1998            $ 15,635              $ 16,311               $ 10,491
     6/30/1998            $ 14,899              $ 16,219               $ 10,504
     7/31/1998            $ 13,310              $ 14,948               $ 10,517
     8/31/1998            $ 10,906              $ 12,607               $ 10,530
     9/30/1998            $ 11,127              $ 13,319               $ 10,542
    10/31/1998            $ 11,713              $ 13,715               $ 10,568
    11/30/1998            $ 11,818              $ 14,086               $ 10,568
    12/31/1998            $ 12,006              $ 14,528               $ 10,562
     1/31/1999            $ 11,868              $ 14,198               $ 10,588
     2/28/1999            $ 10,722              $ 13,229               $ 10,600
     3/31/1999            $ 10,820              $ 13,120               $ 10,633
     4/30/1999            $ 11,901              $ 14,317               $ 10,710
     5/31/1999            $ 12,294              $ 14,757               $ 10,710
     6/30/1999            $ 12,995              $ 15,292               $ 10,710
     7/31/1999            $ 12,654              $ 14,929               $ 10,742
     8/31/1999            $ 12,183              $ 14,383               $ 10,768
     9/30/1999            $ 11,390              $ 14,095               $ 10,819
    10/31/1999            $ 11,318              $ 13,813               $ 10,839
    11/30/1999            $ 11,423              $ 13,885               $ 10,845
    12/31/1999            $ 11,907              $ 14,312               $ 10,845
     1/31/2000            $ 10,932              $ 13,937               $ 10,877
     2/29/2000            $ 11,187              $ 14,789               $ 10,942
     3/31/2000            $ 12,176              $ 14,859               $ 11,032
     4/30/2000            $ 12,438              $ 14,946               $ 11,039
     5/31/2000            $ 12,752              $ 14,718               $ 11,051
     6/30/2000            $ 12,412              $ 15,148               $ 11,109
     7/31/2000            $ 12,549              $ 15,653               $ 11,135
     8/31/2000            $ 13,473              $ 16,353               $ 11,135
     9/30/2000            $ 13,427              $ 16,260               $ 11,193
    10/31/2000            $ 13,663              $ 16,203               $ 11,213
    11/30/2000            $ 13,263              $ 15,873               $ 11,219
    12/31/2000            $ 14,553              $ 17,578               $ 11,213
     1/31/2001            $ 15,353              $ 18,063               $ 11,283
     2/28/2001            $ 15,660              $ 18,038               $ 11,329
     3/31/2001            $ 15,535              $ 17,749               $ 11,354
     4/30/2001            $ 16,565              $ 18,571               $ 11,399
     5/31/2001            $ 17,096              $ 19,048               $ 11,451
     6/30/2001            $ 16,615              $ 19,815               $ 11,470
     7/31/2001            $ 16,359              $ 19,370               $ 11,438
     8/31/2001            $ 16,129              $ 19,303               $ 11,438
     9/30/2001            $ 13,681              $ 17,172               $ 11,490
    10/31/2001            $ 14,764              $ 17,621               $ 11,451
    11/30/2001            $ 15,611              $ 18,887               $ 11,432
    12/31/2001            $ 16,754              $ 20,043               $ 11,387
     1/31/2002            $ 16,616              $ 20,309               $ 11,412
     2/28/2002            $ 17,220              $ 20,433               $ 11,457
     3/31/2002            $ 18,644              $ 21,963               $ 11,522
     4/30/2002            $ 19,123              $ 22,736               $ 11,586
     5/31/2002            $ 18,650              $ 21,984               $ 11,586
     6/30/2002            $ 17,927              $ 21,498               $ 11,593
     7/31/2002            $ 15,424              $ 18,304               $ 11,606
     8/31/2002            $ 15,371              $ 18,222               $ 11,644
     9/30/2002            $ 13,853              $ 16,921               $ 11,664
    10/31/2002            $ 14,556              $ 17,175               $ 11,683
    11/30/2002            $ 15,391              $ 18,546               $ 11,683
    12/31/2002            $ 15,141              $ 17,753               $ 11,657
     1/31/2003            $ 14,306              $ 17,254               $ 11,709
     2/28/2003            $ 13,846              $ 16,674               $ 11,799
     3/31/2003            $ 13,853              $ 16,852               $ 11,870
     4/30/2003            $ 15,042              $ 18,452               $ 11,844
     5/31/2003            $ 16,245              $ 20,336               $ 11,825
     6/30/2003            $ 16,607              $ 20,681               $ 11,838
     7/31/2003            $ 16,725              $ 21,712               $ 11,851
     8/31/2003            $ 17,487              $ 22,537               $ 11,896
     9/30/2003            $ 16,994              $ 22,278               $ 11,934
    10/31/2003            $ 18,525              $ 24,095               $ 11,921
    11/30/2003            $ 18,979              $ 25,020               $ 11,889
    12/31/2003            $ 20,037              $ 25,925               $ 11,876
     1/31/2004            $ 20,136              $ 26,821               $ 11,934
     2/29/2004            $ 20,799              $ 27,341               $ 11,999
     3/31/2004            $ 21,029              $ 27,719               $ 12,076
     4/30/2004            $ 20,405              $ 26,285               $ 12,115
     5/31/2004            $ 20,688              $ 26,603               $ 12,186
     6/30/2004            $ 21,943              $ 27,954               $ 12,224
     7/31/2004            $ 21,358              $ 26,669               $ 12,205
     8/31/2004            $ 21,010              $ 26,930               $ 12,211
     9/30/2004            $ 22,225              $ 27,995               $ 12,237
    10/31/2004            $ 22,586              $ 28,430               $ 12,302

AVERAGE ANNUAL TOTAL RETURN(5)

------------------------------------------
CLASS B                           10/31/04
------------------------------------------
1-Year                             +17.12%
------------------------------------------
5-Year                             +13.85%
------------------------------------------
Since Inception (1/1/99)           +10.62%
------------------------------------------

CLASS B (1/1/99-10/31/04)

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                   FRANKLIN SMALL CAP         RUSSELL 2000
       DATE       VALUE FUND - CLASS A        VALUE INDEX(6)             CPI(6)

      1/1/1999            $ 10,000              $ 10,000               $ 10,000
     1/31/1999            $  9,880              $  9,773               $ 10,024
     2/28/1999            $  8,925              $  9,106               $ 10,037
     3/31/1999            $  9,007              $  9,031               $ 10,067
     4/30/1999            $  9,891              $  9,855               $ 10,140
     5/31/1999            $ 10,213              $ 10,158               $ 10,140
     6/30/1999            $ 10,786              $ 10,526               $ 10,140
     7/31/1999            $ 10,502              $ 10,276               $ 10,171
     8/31/1999            $ 10,098              $  9,900               $ 10,195
     9/30/1999            $  9,438              $  9,702               $ 10,244
    10/31/1999            $  9,373              $  9,508               $ 10,262
    11/30/1999            $  9,454              $  9,558               $ 10,268
    12/31/1999            $  9,853              $  9,851               $ 10,268
     1/31/2000            $  9,040              $  9,594               $ 10,299
     2/29/2000            $  9,247              $ 10,180               $ 10,360
     3/31/2000            $ 10,060              $ 10,228               $ 10,445
     4/30/2000            $ 10,262              $ 10,288               $ 10,451
     5/31/2000            $ 10,524              $ 10,131               $ 10,464
     6/30/2000            $ 10,235              $ 10,427               $ 10,519
     7/31/2000            $ 10,344              $ 10,775               $ 10,543
     8/31/2000            $ 11,097              $ 11,256               $ 10,543
     9/30/2000            $ 11,053              $ 11,193               $ 10,598
    10/31/2000            $ 11,244              $ 11,153               $ 10,616
    11/30/2000            $ 10,911              $ 10,926               $ 10,622
    12/31/2000            $ 11,969              $ 12,100               $ 10,616
     1/31/2001            $ 12,619              $ 12,434               $ 10,683
     2/28/2001            $ 12,859              $ 12,417               $ 10,726
     3/31/2001            $ 12,751              $ 12,217               $ 10,750
     4/30/2001            $ 13,591              $ 12,783               $ 10,793
     5/31/2001            $ 14,017              $ 13,112               $ 10,842
     6/30/2001            $ 13,613              $ 13,639               $ 10,860
     7/31/2001            $ 13,400              $ 13,333               $ 10,830
     8/31/2001            $ 13,204              $ 13,287               $ 10,830
     9/30/2001            $ 11,196              $ 11,820               $ 10,879
    10/31/2001            $ 12,074              $ 12,129               $ 10,842
    11/30/2001            $ 12,762              $ 13,001               $ 10,824
    12/31/2001            $ 13,684              $ 13,797               $ 10,781
     1/31/2002            $ 13,564              $ 13,980               $ 10,805
     2/28/2002            $ 14,049              $ 14,065               $ 10,848
     3/31/2002            $ 15,206              $ 15,118               $ 10,909
     4/30/2002            $ 15,588              $ 15,650               $ 10,970
     5/31/2002            $ 15,195              $ 15,133               $ 10,970
     6/30/2002            $ 14,600              $ 14,798               $ 10,976
     7/31/2002            $ 12,549              $ 12,599               $ 10,988
     8/31/2002            $ 12,500              $ 12,543               $ 11,025
     9/30/2002            $ 11,261              $ 11,647               $ 11,043
    10/31/2002            $ 11,823              $ 11,822               $ 11,062
    11/30/2002            $ 12,500              $ 12,766               $ 11,062
    12/31/2002            $ 12,287              $ 12,220               $ 11,037
     1/31/2003            $ 11,600              $ 11,876               $ 11,086
     2/28/2003            $ 11,223              $ 11,477               $ 11,171
     3/31/2003            $ 11,223              $ 11,600               $ 11,239
     4/30/2003            $ 12,183              $ 12,701               $ 11,214
     5/31/2003            $ 13,149              $ 13,998               $ 11,196
     6/30/2003            $ 13,433              $ 14,235               $ 11,208
     7/31/2003            $ 13,520              $ 14,945               $ 11,220
     8/31/2003            $ 14,131              $ 15,513               $ 11,263
     9/30/2003            $ 13,722              $ 15,335               $ 11,300
    10/31/2003            $ 14,955              $ 16,586               $ 11,287
    11/30/2003            $ 15,315              $ 17,222               $ 11,257
    12/31/2003            $ 16,155              $ 17,845               $ 11,245
     1/31/2004            $ 16,226              $ 18,462               $ 11,300
     2/29/2004            $ 16,755              $ 18,820               $ 11,361
     3/31/2004            $ 16,925              $ 19,080               $ 11,434
     4/30/2004            $ 16,417              $ 18,093               $ 11,470
     5/31/2004            $ 16,635              $ 18,312               $ 11,538
     6/30/2004            $ 17,634              $ 19,242               $ 11,574
     7/31/2004            $ 17,154              $ 18,357               $ 11,556
     8/31/2004            $ 16,865              $ 18,537               $ 11,562
     9/30/2004            $ 17,830              $ 19,270               $ 11,586
    10/31/2004            $ 18,014              $ 19,570               $ 11,647

40 | Annual Report

CLASS C (9/3/96-10/31/04)

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                  FRANKLIN SMALL CAP         RUSSELL 2000
      DATE       VALUE FUND - CLASS C        VALUE INDEX(6)              CPI(6)

      9/3/1996            $ 10,000              $ 10,000               $ 10,000
     9/30/1996            $ 10,341              $ 10,273               $ 10,032
    10/31/1996            $ 10,507              $ 10,392               $ 10,064
    11/30/1996            $ 11,255              $ 10,951               $ 10,083
    12/31/1996            $ 11,810              $ 11,307               $ 10,083
     1/31/1997            $ 12,304              $ 11,481               $ 10,114
     2/28/1997            $ 12,367              $ 11,590               $ 10,146
     3/31/1997            $ 11,916              $ 11,279               $ 10,172
     4/30/1997            $ 11,798              $ 11,445               $ 10,184
     5/31/1997            $ 12,892              $ 12,356               $ 10,178
     6/30/1997            $ 13,706              $ 12,981               $ 10,191
     7/31/1997            $ 14,713              $ 13,526               $ 10,203
     8/31/1997            $ 15,151              $ 13,741               $ 10,223
     9/30/1997            $ 16,076              $ 14,654               $ 10,248
    10/31/1997            $ 15,388              $ 14,256               $ 10,273
    11/30/1997            $ 15,213              $ 14,412               $ 10,267
    12/31/1997            $ 15,189              $ 14,901               $ 10,254
     1/31/1998            $ 14,936              $ 14,631               $ 10,273
     2/28/1998            $ 15,611              $ 15,516               $ 10,292
     3/31/1998            $ 16,141              $ 16,145               $ 10,312
     4/30/1998            $ 16,078              $ 16,225               $ 10,331
     5/31/1998            $ 15,043              $ 15,650               $ 10,350
     6/30/1998            $ 14,330              $ 15,562               $ 10,362
     7/31/1998            $ 12,797              $ 14,343               $ 10,375
     8/31/1998            $ 10,475              $ 12,097               $ 10,388
     9/30/1998            $ 10,689              $ 12,780               $ 10,401
    10/31/1998            $ 11,245              $ 13,159               $ 10,426
    11/30/1998            $ 11,339              $ 13,516               $ 10,426
    12/31/1998            $ 11,515              $ 13,939               $ 10,420
     1/31/1999            $ 11,376              $ 13,623               $ 10,445
     2/28/1999            $ 10,272              $ 12,693               $ 10,458
     3/31/1999            $ 10,360              $ 12,588               $ 10,490
     4/30/1999            $ 11,388              $ 13,737               $ 10,566
     5/31/1999            $ 11,756              $ 14,160               $ 10,566
     6/30/1999            $ 12,422              $ 14,672               $ 10,566
     7/31/1999            $ 12,092              $ 14,324               $ 10,598
     8/31/1999            $ 11,629              $ 13,800               $ 10,623
     9/30/1999            $ 10,868              $ 13,525               $ 10,674
    10/31/1999            $ 10,792              $ 13,254               $ 10,693
    11/30/1999            $ 10,887              $ 13,323               $ 10,699
    12/31/1999            $ 11,337              $ 13,732               $ 10,699
     1/31/2000            $ 10,405              $ 13,373               $ 10,731
     2/29/2000            $ 10,640              $ 14,190               $ 10,795
     3/31/2000            $ 11,579              $ 14,257               $ 10,884
     4/30/2000            $ 11,820              $ 14,341               $ 10,890
     5/31/2000            $ 12,118              $ 14,122               $ 10,903
     6/30/2000            $ 11,782              $ 14,535               $ 10,960
     7/31/2000            $ 11,908              $ 15,019               $ 10,985
     8/31/2000            $ 12,778              $ 15,691               $ 10,985
     9/30/2000            $ 12,727              $ 15,602               $ 11,043
    10/31/2000            $ 12,943              $ 15,546               $ 11,062
    11/30/2000            $ 12,562              $ 15,230               $ 11,068
    12/31/2000            $ 13,780              $ 16,866               $ 11,062
     1/31/2001            $ 14,529              $ 17,332               $ 11,132
     2/28/2001            $ 14,808              $ 17,308               $ 11,176
     3/31/2001            $ 14,681              $ 17,030               $ 11,202
     4/30/2001            $ 15,645              $ 17,819               $ 11,246
     5/31/2001            $ 16,134              $ 18,277               $ 11,297
     6/30/2001            $ 15,677              $ 19,012               $ 11,316
     7/31/2001            $ 15,430              $ 18,586               $ 11,284
     8/31/2001            $ 15,201              $ 18,521               $ 11,284
     9/30/2001            $ 12,885              $ 16,477               $ 11,335
    10/31/2001            $ 13,894              $ 16,907               $ 11,297
    11/30/2001            $ 14,687              $ 18,122               $ 11,278
    12/31/2001            $ 15,747              $ 19,232               $ 11,233
     1/31/2002            $ 15,614              $ 19,487               $ 11,259
     2/28/2002            $ 16,172              $ 19,606               $ 11,303
     3/31/2002            $ 17,504              $ 21,074               $ 11,367
     4/30/2002            $ 17,942              $ 21,816               $ 11,430
     5/31/2002            $ 17,485              $ 21,094               $ 11,430
     6/30/2002            $ 16,806              $ 20,627               $ 11,437
     7/31/2002            $ 14,446              $ 17,562               $ 11,449
     8/31/2002            $ 14,395              $ 17,484               $ 11,488
     9/30/2002            $ 12,962              $ 16,235               $ 11,507
    10/31/2002            $ 13,615              $ 16,480               $ 11,526
    11/30/2002            $ 14,389              $ 17,795               $ 11,526
    12/31/2002            $ 14,148              $ 17,034               $ 11,500
     1/31/2003            $ 13,361              $ 16,555               $ 11,551
     2/28/2003            $ 12,930              $ 15,998               $ 11,640
     3/31/2003            $ 12,917              $ 16,169               $ 11,710
     4/30/2003            $ 14,021              $ 17,705               $ 11,685
     5/31/2003            $ 15,131              $ 19,513               $ 11,666
     6/30/2003            $ 15,461              $ 19,843               $ 11,678
     7/31/2003            $ 15,563              $ 20,833               $ 11,691
     8/31/2003            $ 16,267              $ 21,624               $ 11,736
     9/30/2003            $ 15,798              $ 21,376               $ 11,774
    10/31/2003            $ 17,212              $ 23,119               $ 11,761
    11/30/2003            $ 17,625              $ 24,007               $ 11,729
    12/31/2003            $ 18,595              $ 24,875               $ 11,716
     1/31/2004            $ 18,672              $ 25,735               $ 11,774
     2/29/2004            $ 19,287              $ 26,233               $ 11,837
     3/31/2004            $ 19,484              $ 26,596               $ 11,914
     4/30/2004            $ 18,894              $ 25,221               $ 11,952
     5/31/2004            $ 19,147              $ 25,525               $ 12,022
     6/30/2004            $ 20,296              $ 26,822               $ 12,060
     7/31/2004            $ 19,744              $ 25,589               $ 12,041
     8/31/2004            $ 19,414              $ 25,840               $ 12,047
     9/30/2004            $ 20,524              $ 26,862               $ 12,072
    10/31/2004            $ 20,848              $ 27,279               $ 12,136

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS C                           10/31/04
------------------------------------------
1-Year                             +20.12%
------------------------------------------
5-Year                             +14.08%
------------------------------------------
Since Inception (9/3/96)            +9.42%
------------------------------------------

CLASS R (8/1/02-10/31/04)

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                  FRANKLIN SMALL CAP          RUSSELL 2000
      DATE       VALUE FUND - CLASS R         VALUE INDEX(6)             CPI(6)

      8/1/2002            $ 10,000             $  10,000               $ 10,000
     8/31/2002            $ 10,021             $   9,956               $ 10,033
     9/30/2002            $  9,027             $   9,244               $ 10,050
    10/31/2002            $  9,485             $   9,383               $ 10,067
    11/30/2002            $ 10,029             $  10,132               $ 10,067
    12/31/2002            $  9,862             $   9,699               $ 10,044
     1/31/2003            $  9,318             $   9,426               $ 10,089
     2/28/2003            $  9,018             $   9,109               $ 10,167
     3/31/2003            $  9,018             $   9,207               $ 10,228
     4/30/2003            $  9,794             $  10,081               $ 10,205
     5/31/2003            $ 10,574             $  11,111               $ 10,189
     6/30/2003            $ 10,805             $  11,299               $ 10,200
     7/31/2003            $ 10,882             $  11,862               $ 10,211
     8/31/2003            $ 11,379             $  12,313               $ 10,250
     9/30/2003            $ 11,058             $  12,172               $ 10,283
    10/31/2003            $ 12,051             $  13,164               $ 10,272
    11/30/2003            $ 12,347             $  13,669               $ 10,244
    12/31/2003            $ 13,033             $  14,164               $ 10,233
     1/31/2004            $ 13,093             $  14,653               $ 10,283
     2/29/2004            $ 13,525             $  14,937               $ 10,339
     3/31/2004            $ 13,671             $  15,144               $ 10,405
     4/30/2004            $ 13,260             $  14,361               $ 10,439
     5/31/2004            $ 13,444             $  14,534               $ 10,500
     6/30/2004            $ 14,258             $  15,272               $ 10,533
     7/31/2004            $ 13,877             $  14,570               $ 10,516
     8/31/2004            $ 13,650             $  14,713               $ 10,522
     9/30/2004            $ 14,438             $  15,295               $ 10,544
    10/31/2004            $ 14,674             $  15,533               $ 10,600

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS R                           10/31/04
------------------------------------------
1-Year                             +20.72%
------------------------------------------
Since Inception (8/1/02)           +18.59%
------------------------------------------


                                                              Annual Report | 41

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
ADVISOR CLASS(5)                  10/31/04
------------------------------------------
1-Year                             +22.34%
------------------------------------------
5-Year                             +15.23%
------------------------------------------
Since Inception (3/11/96)          +11.12%
------------------------------------------

ADVISOR CLASS (3/11/96-10/31/04)(5)

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]


                  FRANKLIN SMALL CAP           RUSSELL 2000
      DATE      VALUE FUND - ADVISOR CLASS     VALUE INDEX(6)            CPI(6)

     3/11/1996            $ 10,000              $ 10,000               $ 10,000
     3/31/1996            $ 10,127              $ 10,135               $ 10,033
     4/30/1996            $ 10,640              $ 10,412               $ 10,072
     5/31/1996            $ 10,927              $ 10,676               $ 10,091
     6/30/1996            $ 10,707              $ 10,550               $ 10,098
     7/31/1996            $ 10,312              $  9,989               $ 10,117
     8/31/1996            $ 10,940              $ 10,422               $ 10,136
     9/30/1996            $ 11,281              $ 10,707               $ 10,169
    10/31/1996            $ 11,469              $ 10,831               $ 10,201
    11/30/1996            $ 12,291              $ 11,414               $ 10,220
    12/31/1996            $ 12,918              $ 11,784               $ 10,220
     1/31/1997            $ 13,573              $ 11,965               $ 10,252
     2/28/1997            $ 13,656              $ 12,079               $ 10,285
     3/31/1997            $ 13,169              $ 11,755               $ 10,310
     4/30/1997            $ 13,045              $ 11,928               $ 10,323
     5/31/1997            $ 14,267              $ 12,877               $ 10,317
     6/30/1997            $ 15,175              $ 13,529               $ 10,330
     7/31/1997            $ 16,316              $ 14,097               $ 10,343
     8/31/1997            $ 16,814              $ 14,321               $ 10,362
     9/30/1997            $ 17,859              $ 15,273               $ 10,388
    10/31/1997            $ 17,098              $ 14,858               $ 10,414
    11/30/1997            $ 16,925              $ 15,020               $ 10,407
    12/31/1997            $ 16,911              $ 15,530               $ 10,394
     1/31/1998            $ 16,646              $ 15,249               $ 10,414
     2/28/1998            $ 17,407              $ 16,170               $ 10,433
     3/31/1998            $ 18,015              $ 16,826               $ 10,452
     4/30/1998            $ 17,958              $ 16,910               $ 10,472
     5/31/1998            $ 16,820              $ 16,311               $ 10,491
     6/30/1998            $ 16,031              $ 16,219               $ 10,504
     7/31/1998            $ 14,326              $ 14,948               $ 10,517
     8/31/1998            $ 11,748              $ 12,607               $ 10,530
     9/30/1998            $ 11,993              $ 13,319               $ 10,542
    10/31/1998            $ 12,622              $ 13,715               $ 10,568
    11/30/1998            $ 12,740              $ 14,086               $ 10,568
    12/31/1998            $ 12,949              $ 14,528               $ 10,562
     1/31/1999            $ 12,802              $ 14,198               $ 10,588
     2/28/1999            $ 11,573              $ 13,229               $ 10,600
     3/31/1999            $ 11,685              $ 13,120               $ 10,633
     4/30/1999            $ 12,858              $ 14,317               $ 10,710
     5/31/1999            $ 13,280              $ 14,757               $ 10,710
     6/30/1999            $ 14,045              $ 15,292               $ 10,710
     7/31/1999            $ 13,680              $ 14,929               $ 10,742
     8/31/1999            $ 13,167              $ 14,383               $ 10,768
     9/30/1999            $ 12,317              $ 14,095               $ 10,819
    10/31/1999            $ 12,247              $ 13,813               $ 10,839
    11/30/1999            $ 12,366              $ 13,885               $ 10,845
    12/31/1999            $ 12,893              $ 14,312               $ 10,845
     1/31/2000            $ 11,840              $ 13,937               $ 10,877
     2/29/2000            $ 12,120              $ 14,789               $ 10,942
     3/31/2000            $ 13,195              $ 14,859               $ 11,032
     4/30/2000            $ 13,483              $ 14,946               $ 11,039
     5/31/2000            $ 13,834              $ 14,718               $ 11,051
     6/30/2000            $ 13,462              $ 15,148               $ 11,109
     7/31/2000            $ 13,616              $ 15,653               $ 11,135
     8/31/2000            $ 14,620              $ 16,353               $ 11,135
     9/30/2000            $ 14,578              $ 16,260               $ 11,193
    10/31/2000            $ 14,838              $ 16,203               $ 11,213
    11/30/2000            $ 14,410              $ 15,873               $ 11,219
    12/31/2000            $ 15,823              $ 17,578               $ 11,213
     1/31/2001            $ 16,694              $ 18,063               $ 11,283
     2/28/2001            $ 17,025              $ 18,038               $ 11,329
     3/31/2001            $ 16,897              $ 17,749               $ 11,354
     4/30/2001            $ 18,023              $ 18,571               $ 11,399
     5/31/2001            $ 18,607              $ 19,048               $ 11,451
     6/30/2001            $ 18,084              $ 19,815               $ 11,470
     7/31/2001            $ 17,816              $ 19,370               $ 11,438
     8/31/2001            $ 17,570              $ 19,303               $ 11,438
     9/30/2001            $ 14,912              $ 17,172               $ 11,490
    10/31/2001            $ 16,089              $ 17,621               $ 11,451
    11/30/2001            $ 17,020              $ 18,887               $ 11,432
    12/31/2001            $ 18,265              $ 20,043               $ 11,387
     1/31/2002            $ 18,123              $ 20,309               $ 11,412
     2/28/2002            $ 18,787              $ 20,433               $ 11,457
     3/31/2002            $ 20,347              $ 21,963               $ 11,522
     4/30/2002            $ 20,878              $ 22,736               $ 11,586
     5/31/2002            $ 20,368              $ 21,984               $ 11,586
     6/30/2002            $ 19,584              $ 21,498               $ 11,593
     7/31/2002            $ 16,850              $ 18,304               $ 11,606
     8/31/2002            $ 16,801              $ 18,222               $ 11,644
     9/30/2002            $ 15,148              $ 16,921               $ 11,664
    10/31/2002            $ 15,918              $ 17,175               $ 11,683
    11/30/2002            $ 16,836              $ 18,546               $ 11,683
    12/31/2002            $ 16,568              $ 17,753               $ 11,657
     1/31/2003            $ 15,657              $ 17,254               $ 11,709
     2/28/2003            $ 15,162              $ 16,674               $ 11,799
     3/31/2003            $ 15,176              $ 16,852               $ 11,870
     4/30/2003            $ 16,482              $ 18,452               $ 11,844
     5/31/2003            $ 17,804              $ 20,336               $ 11,825
     6/30/2003            $ 18,200              $ 20,681               $ 11,838
     7/31/2003            $ 18,341              $ 21,712               $ 11,851
     8/31/2003            $ 19,182              $ 22,537               $ 11,896
     9/30/2003            $ 18,645              $ 22,278               $ 11,934
    10/31/2003            $ 20,333              $ 24,095               $ 11,921
    11/30/2003            $ 20,835              $ 25,020               $ 11,889
    12/31/2003            $ 22,001              $ 25,925               $ 11,876
     1/31/2004            $ 22,113              $ 26,821               $ 11,934
     2/29/2004            $ 22,855              $ 27,341               $ 11,999
     3/31/2004            $ 23,109              $ 27,719               $ 12,076
     4/30/2004            $ 22,432              $ 26,285               $ 12,115
     5/31/2004            $ 22,750              $ 26,603               $ 12,186
     6/30/2004            $ 24,135              $ 27,954               $ 12,224
     7/31/2004            $ 23,499              $ 26,669               $ 12,205
     8/31/2004            $ 23,124              $ 26,930               $ 12,211
     9/30/2004            $ 24,466              $ 27,995               $ 12,237
    10/31/2004            $ 24,873              $ 28,430               $ 12,302

ENDNOTES

THE FUND'S INVESTMENTS IN SMALL- OR NEWER-COMPANY STOCKS INVOLVE SPECIAL RISKS AS SUCH STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGE-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. IN ADDITION, SMALLER COMPANIES OFTEN HAVE RELATIVELY SMALL REVENUES, LIMITED PRODUCT LINES AND SMALL MARKET SHARES. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:  Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +92.56% and +8.72%.

(6.) Source: Standard & Poor's Micropal. The Russell 2000 Value Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.


42 | Annual Report

YOUR FUND'S EXPENSES

FRANKLIN SMALL CAP VALUE FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000.
   IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
   IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

                                                              Annual Report | 43

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                            BEGINNING ACCOUNT    ENDING ACCOUNT       EXPENSES PAID DURING
CLASS A                                      VALUE 4/30/04       VALUE 10/31/04     PERIOD* 4/30/04-10/31/04
------------------------------------------------------------------------------------------------------------
Actual                                          $1,000             $1,106.90                 $ 7.04
------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000             $1,018.45                 $ 6.75
------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------
Actual                                          $1,000             $1,103.40                 $10.42
------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000             $1,015.23                 $ 9.98
------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------
Actual                                          $1,000             $1,103.40                 $10.42
------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000             $1,015.23                 $ 9.98
------------------------------------------------------------------------------------------------------------
CLASS R
------------------------------------------------------------------------------------------------------------
Actual                                          $1,000             $1,106.60                 $ 7.84
------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000             $1,017.70                 $ 7.51
------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
------------------------------------------------------------------------------------------------------------
Actual                                          $1,000             $1,109.00                 $ 5.20
------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000             $1,020.21                 $ 4.98
------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio for each class (A:1.33%; B: 1.97%; C: 1.97%; R: 1.48%; and Advisor: 0.98%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


44 | Annual Report

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN BALANCE SHEET INVESTMENT FUND

                                                           ------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
CLASS A                                                       2004           2003          2002         2001          2000
                                                           ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .................       $     45.47    $    37.01    $    37.21   $    34.83    $    29.96
                                                           -------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ..........................               .33           .13           .25          .77           .31

 Net realized and unrealized gains (losses) ........              8.63          8.83           .87         2.95          5.15
                                                           ------------------------------------------------------------------
Total from investment operations ...................              8.96          8.96          1.12         3.72          5.46
                                                           ------------------------------------------------------------------

Less distributions from:

 Net investment income .............................              (.17)         (.25)         (.15)        (.73)         (.31)

 Net realized gains ................................              (.31)         (.25)        (1.17)        (.61)         (.28)
                                                           ------------------------------------------------------------------
Total distributions ................................              (.48)         (.50)        (1.32)       (1.34)         (.59)
                                                           ------------------------------------------------------------------
Redemption fees ....................................                --(c)         --            --           --            --
                                                           ------------------------------------------------------------------
Net asset value, end of year .......................       $     53.95    $    45.47    $    37.01   $    37.21    $    34.83
                                                           ------------------------------------------------------------------

Total return(b) ....................................             19.87%        24.51%         2.85%       10.96%        18.47%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ....................       $ 3,716,567    $3,031,714    $2,333,862   $1,491,457    $1,067,893

Ratios to average net assets:

 Expenses ..........................................               .91%         1.00%          .92%         .96%         1.06%

 Net investment income .............................               .67%          .35%          .63%        2.14%         1.00%

Portfolio turnover rate ............................              7.03%        13.36%        10.59%       26.69%         8.69%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.001 per share.


                         Annual Report | See notes to financial Statements. | 45

FRANKLIN VALUE INVESTORS TRUST

FRANKLIN BALANCE SHEET INVESTMENT FUND (CONTINUED)

                                                                         ----------------------------------------------------
                                                                                        YEAR ENDED OCTOBER 31,
CLASS B                                                                     2004           2003         2002         2001(d)
                                                                         ----------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..................................    $    44.97     $    36.64   $    37.04    $    37.26
                                                                         ----------------------------------------------------
Income from investment operations:

 Net investment income (loss)(a) ....................................          (.06)          (.15)        (.08)          .28

 Net realized and unrealized gains (losses) .........................          8.53           8.74          .91           .06
                                                                         ----------------------------------------------------
Total from investment operations ....................................          8.47           8.59          .83           .34
                                                                         ----------------------------------------------------
Less distributions from:

 Net investment income ..............................................            --           (.01)        (.06)         (.56)

 Net realized gains .................................................          (.31)          (.25)       (1.17)           --
                                                                         ----------------------------------------------------
Total distributions .................................................          (.31)          (.26)       (1.23)         (.56)
                                                                         ----------------------------------------------------
Redemption fees .....................................................            --(c)          --           --            --
                                                                         ----------------------------------------------------
Net asset value, end of year ........................................    $    53.13     $    44.97   $    36.64    $    37.04
                                                                         ====================================================

Total return(b) .....................................................         18.94%         23.58%        2.08%          .91%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .....................................    $  114,891     $  103,877   $   89,241    $   20,982

Ratios to average net assets:

 Expenses ...........................................................          1.69%          1.75%        1.67%         1.71%(e)

 Net investment income (loss) .......................................          (.11)%         (.40)%       (.12)%         .73%(e)

Portfolio turnover rate .............................................          7.03%         13.36%       10.59%        26.69%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.001 per share.

(d)   For the period March 1, 2001 (effective date) to October 31, 2001.

(e)   Annualized.


46 | Annual Report | See notes to financial Statements.

FRANKLIN VALUE INVESTORS TRUST

FRANKLIN BALANCE SHEET INVESTMENT FUND (CONTINUED)

                                                                         ----------------------------------------------------
                                                                                       YEAR ENDED OCTOBER 31,
CLASS C                                                                      2004         2003          2002         2001(d)
                                                                         ----------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year...................................    $    45.01     $    36.67   $    37.06    $    37.26
                                                                         ----------------------------------------------------
Income from investment operations:

 Net investment income (loss)(a) ....................................          (.06)          (.15)        (.08)          .33

 Net realized and unrealized gains (losses) .........................          8.54           8.74          .92           .02
                                                                         ----------------------------------------------------
Total from investment operations ....................................          8.48           8.59          .84           .35
                                                                         ----------------------------------------------------
Less distributions from:

 Net investment income ..............................................            --             --         (.06)         (.55)

 Net realized gains .................................................          (.31)          (.25)       (1.17)           --
                                                                         ----------------------------------------------------
Total distributions .................................................          (.31)          (.25)       (1.23)         (.55)
                                                                         ----------------------------------------------------
Redemption fees .....................................................            --(c)          --           --            --
                                                                         ----------------------------------------------------
Net asset value, end of year ........................................    $    53.18     $    45.01   $    36.67    $    37.06
                                                                         ====================================================

Total return(b) .....................................................         18.95%         23.57%        2.10%          .94%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .....................................    $  129,399    $   127,925   $  118,219    $   29,920

Ratios to average net assets:

 Expenses ...........................................................          1.69%          1.75%        1.67%         1.71%(e)

 Net investment income (loss) .......................................          (.11)%        (.40)%       (.12)%          .85%(e)

Portfolio turnover rate .............................................          7.03%         13.36%       10.59%        26.69%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.001 per share.

(d)   For the period March 1, 2001 (effective date) to October 31, 2001.

(e)   Annualized.


                         Annual Report | See notes to financial Statements. | 47

FRANKLIN VALUE INVESTORS TRUST

FRANKLIN BALANCE SHEET INVESTMENT FUND (CONTINUED)

                                                                                      --------------------------------------
                                                                                               YEAR ENDED OCTOBER 31,
CLASS R                                                                                  2004           2003         2002(d)
                                                                                      ---------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............................................    $    45.30     $    36.92    $    39.98
                                                                                      ---------------------------------------
Income from investment operations:

 Net investment income(a) ........................................................           .20            .03           .07

 Net realized and unrealized gains (losses) ......................................          8.59           8.82         (3.07)
                                                                                      ---------------------------------------
Total from investment operations .................................................          8.79           8.85         (3.00)
                                                                                      ---------------------------------------
Less distributions from:

 Net investment income ...........................................................          (.09)          (.22)         (.06)

 Net realized gains ..............................................................          (.31)          (.25)           --
                                                                                      ---------------------------------------
Total distributions ..............................................................          (.40)          (.47)         (.06)
                                                                                      ---------------------------------------
Redemption fees ..................................................................            --(c)          --            --
                                                                                      ---------------------------------------
Net asset value, end of year .....................................................    $    53.69     $    45.30    $    36.92
                                                                                      =======================================

Total return(b) ..................................................................         19.55%         24.26%        (7.53)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................................................    $   21,020     $   13,336    $    7,754

Ratios to average net assets:

 Expenses ........................................................................          1.19%          1.25%         1.17%(e)

 Net investment income ...........................................................           .39%           .10%          .38%(e)

Portfolio turnover rate ..........................................................          7.03%         13.36%        10.59%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Amount is less than $0.001 per share. d-For the period January 1, 2002 (effective date) to October 31, 2002.

(e)   Annualized.


48 | Annual Report | See notes to financial Statements.

FRANKLIN VALUE INVESTORS TRUST

FRANKLIN BALANCE SHEET INVESTMENT FUND (CONTINUED)

                                                                          ----------------------------------------------------
                                                                                            YEAR ENDED OCTOBER 31,
ADVISOR CLASS                                                                2004          2003          2002         2001(d)
                                                                          -----------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..................................     $    45.54     $    37.06    $    37.21    $    37.26
                                                                          -----------------------------------------------------
Income from investment operations:

 Net investment income(a) ...........................................            .44            .23           .31           .60

 Net realized and unrealized gains (losses) .........................           8.65           8.83           .91          (.02)
                                                                          -----------------------------------------------------
Total from investment operations ....................................           9.09           9.06          1.22           .58
                                                                          -----------------------------------------------------
Less distributions from:

 Net investment income ..............................................           (.27)          (.33)         (.20)         (.63)

 Net realized gains .................................................           (.31)          (.25)        (1.17)           --
                                                                          -----------------------------------------------------
Total distributions .................................................           (.58)          (.58)        (1.37)         (.63)
                                                                          -----------------------------------------------------
Redemption fees .....................................................             --(c)          --            --            --
                                                                          -----------------------------------------------------
Net asset value, end of year ........................................     $    54.05     $    45.54    $    37.06    $    37.21
                                                                          =====================================================

Total return(b) ......................................................         20.17%         24.80%         3.11%         1.56%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .....................................     $   26,701     $   22,189    $   15,193    $      571

Ratios to average net assets:

 Expenses ...........................................................            .69%           .75%          .67%          .71%(e)

 Net investment income ..............................................            .89%           .60%          .88%         1.55%(e)

Portfolio turnover rate .............................................           7.03%         13.36%        10.59%        26.69%

(a)   Based on average daily shares outstanding.

(b)   Total return is not annualized for periods less than one year.

(c)   Amount is less than $0.001 per share.

(d)   For the period March 1, 2001 (effective date) to October 31, 2001.

(e)   Annualized.


                        Annual Report | See notes to financial Statements. |  49

FRANKLIN VALUE INVESTORS TRUST

STATEMENT OF INVESTMENTS, OCTOBER 31, 2004


----------------------------------------------------------------------------------------------------------------------------
        FRANKLIN BALANCE SHEET INVESTMENT FUND                                                  SHARES            VALUE
----------------------------------------------------------------------------------------------------------------------------
        CLOSED END MUTUAL FUNDS 1.2%
        Apollo Investment Corp. ...........................................................       200,000    $     2,720,000
    (a) Emerging Markets Telecommunications Fund Inc. .....................................       250,000          2,130,000
        H & Q Healthcare Investors Fund ...................................................       150,000          2,703,000
        John Hancock Bank & Thrift Opportunity Fund .......................................     1,650,000         16,731,000
        Latin America Equity Fund Inc. ....................................................       222,015          3,940,767
        Mexico Fund (Mexico) ..............................................................       620,800         11,577,920
        New Ireland Fund Inc. (Irish Republic) ............................................       135,000          2,492,100
        Petroleum & Resources Corp. .......................................................       150,000          3,909,000
                                                                                                             ---------------
        TOTAL CLOSED END MUTUAL FUNDS (COST $38,030,843)...................................                       46,203,787
                                                                                                             ---------------

        COMMON STOCKS 81.3%
        COMMERCIAL SERVICES 1.0%
        Kelly Services Inc., A ............................................................     1,506,800         40,555,522
                                                                                                             ---------------

        CONSUMER DURABLES 5.1%
        D.R. Horton Inc. ..................................................................     1,650,000         49,500,000
        Hasbro Inc. .......................................................................     1,800,000         31,842,000
        Lennar Corp., A ...................................................................       480,000         21,590,400
        Lennar Corp., B ...................................................................        48,000          1,981,440
        M.D.C. Holdings Inc. ..............................................................       363,000         27,860,250
        Pulte Homes Inc. ..................................................................     1,300,000         71,344,000
                                                                                                             ---------------
                                                                                                                 204,118,090
                                                                                                             ---------------

        CONSUMER NON-DURABLES 2.2%
    (b) DIMON Inc. ........................................................................     2,504,200         14,574,444
        Kellwood Co. ......................................................................       450,000         14,157,000
        Russell Corp. .....................................................................     1,498,000         25,900,420
    (a) Tommy Hilfiger Corp. ..............................................................     2,800,000         26,880,000
        Universal Corp. ...................................................................       125,000          5,722,500
                                                                                                             ---------------
                                                                                                                  87,234,364
                                                                                                             ---------------

        CONSUMER SERVICES 3.7%
(a),(b) Aztar Corp. .......................................................................     2,930,000         90,683,500
(a),(b) Champps Entertainment Inc. ........................................................       920,000          7,976,400
    (a) La Quinta Corp. ...................................................................     2,482,300         19,982,515
    (a) Vail Resorts Inc. .................................................................     1,525,000         30,591,500
                                                                                                             ---------------
                                                                                                                 149,233,915
                                                                                                             ---------------

        DISTRIBUTION SERVICES 1.2%
        Applied Industrial Technologies Inc. ..............................................       700,000         26,040,000
        Handleman Co. .....................................................................     1,000,000         21,510,000
                                                                                                             ---------------
                                                                                                                  47,550,000
                                                                                                             ---------------

        ELECTRONIC TECHNOLOGY 1.5%
    (a) ESCO Technologies Inc. ............................................................       618,400         43,164,320
    (a) FSI International Inc. ............................................................       600,000          2,799,000
    (a) Hutchinson Technology Inc. ........................................................       150,000          5,041,500
    (a) Standard Microsystems Corp. .......................................................       376,700          8,294,934
                                                                                                             ---------------
                                                                                                                  59,299,754
                                                                                                             ---------------


50 | Annual Report

FRANKLIN VALUE INVESTORS TRUST


----------------------------------------------------------------------------------------------------------------------------
        FRANKLIN BALANCE SHEET INVESTMENT FUND                                                   SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------
        COMMON STOCKS (CONT.)
        ENERGY MINERALS 1.9%
        Peabody Energy Corp. ..............................................................     1,207,000    $    76,982,460
                                                                                                             ---------------

        FINANCE/RENTAL/LEASING 5.6%
        CIT Group Holdings Inc. ...........................................................     2,210,000         89,284,000
(a),(b) Dollar Thrifty Automotive Group Inc. ..............................................     1,800,000         43,416,000
        Freddie Mac .......................................................................     1,356,000         90,309,600
                                                                                                             ---------------
                                                                                                                 223,009,600
                                                                                                             ---------------

        FINANCIAL CONGLOMERATES 2.3%
        Principal Financial Group Inc. ....................................................       634,200         23,947,392
        Prudential Financial Inc. .........................................................     1,450,000         67,381,500
                                                                                                             ---------------
                                                                                                                  91,328,892
                                                                                                             ---------------

        INDUSTRIAL SERVICES 3.4%
    (a) Global Industries Ltd. ............................................................     2,400,000         16,104,000
    (a) Hanover Compressor Co. ............................................................     1,200,000         15,624,000
    (a) Offshore Logistics Inc. ...........................................................       900,000         32,544,000
    (a) Petroleum Helicopters Inc. ........................................................        77,500          1,810,013
    (a) Petroleum Helicopters Inc., non-voting ............................................       152,000          3,239,120
    (a) Quanta Services Inc. ..............................................................     1,500,000         10,080,000
    (a) Shaw Group Inc. ...................................................................     1,498,500         18,266,715
    (a) Universal Compression Holdings Inc. ...............................................       850,000         29,393,000
(a),(b) Xanser Corp. ......................................................................     2,800,000          8,204,000
                                                                                                             ---------------
                                                                                                                 135,264,848
                                                                                                             ---------------

        LIFE/HEALTH INSURANCE 7.0%
        American National Insurance Co. ...................................................       647,500         68,071,675
        Amerus Group Co. ..................................................................       325,000         13,578,500
        Assurant Inc. .....................................................................       825,700         22,277,386
        FBL Financial Group Inc., A .......................................................       525,000         13,602,750
        Genworth Financial Inc., A ........................................................     1,600,000         38,176,000
        Kansas City Life Insurance Co. ....................................................       222,789          9,134,349
        Manulife Financial Corp. (Canada) .................................................       500,000         23,285,000
        MetLife Inc. ......................................................................       401,000         15,378,350
    (a) National Western Life Insurance Co., A ............................................       150,000         22,522,500
        Presidential Life Corp. ...........................................................       515,000          8,229,700
        StanCorp Financial Group Inc. .....................................................       600,000         45,228,000
                                                                                                             ---------------
                                                                                                                 279,484,210
                                                                                                             ---------------

        NON-ENERGY MINERALS 5.2%
        Nucor Corp. .......................................................................     1,260,000         53,209,800
        Reliance Steel & Aluminum Co. .....................................................     1,155,900         39,670,488
        Texas Industries Inc. .............................................................       800,000         40,744,000
        United States Steel Corp. .........................................................     2,000,000         73,440,000
                                                                                                             ---------------
                                                                                                                 207,064,288
                                                                                                             ---------------


                                                              Annual Report | 51

FRANKLIN VALUE INVESTORS TRUST


----------------------------------------------------------------------------------------------------------------------------
        FRANKLIN BALANCE SHEET INVESTMENT FUND                                                   SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------
        COMMON STOCKS (CONT.)
        PROCESS INDUSTRIES 6.3%
        Bunge Ltd. ........................................................................     1,812,000    $    86,486,760
        Corn Products International Inc. ..................................................     1,120,000         55,104,000
(a),(b) Delta Woodside Industries Inc. ....................................................       555,000            480,075
        J.G. Boswell Co. ..................................................................        30,000         14,550,000
        MeadWestvaco Corp. ................................................................       844,000         26,611,320
        Monsanto Co. ......................................................................       853,900         36,504,225
    (a) PolyOne Corp. .....................................................................     1,400,000         10,598,000
    (a) Westlake Chemical Corp. ...........................................................     1,046,900         24,151,983
                                                                                                             ---------------
                                                                                                                 254,486,363
                                                                                                             ---------------

        PRODUCER MANUFACTURING 6.4%
        CNH Global NV (Netherlands) .......................................................     1,605,000         27,365,250
    (a) Insteel Industries Inc. ...........................................................       255,400          3,241,026
        Lennox International Inc. .........................................................     1,115,000         16,122,900
        Mueller Industries Inc. ...........................................................       659,400         17,579,604
        Oshkosh Truck Corp. ...............................................................       480,000         28,272,000
        A.O. Smith Corp. ..................................................................       893,600         23,716,144
        Superior Industries International Inc. ............................................       200,000          5,454,000
    (b) Tecumseh Products Co., A ..........................................................       778,900         33,710,792
    (b) Tecumseh Products Co., B ..........................................................       300,000         12,450,000
        Timken Co. ........................................................................     1,350,000         32,400,000
        Trinity Industries Inc. ...........................................................     1,806,900         56,303,004
                                                                                                             ---------------
                                                                                                                 256,614,720
                                                                                                             ---------------

        PROPERTY-CASUALTY INSURANCE 5.8%
        E-L Financial Corp. Ltd. (Canada) .................................................       104,667         30,929,612
        IPC Holdings Ltd. (Bermuda) .......................................................     1,180,000         47,742,800
        Midland Co. .......................................................................       385,000         10,637,550
        Montpelier Re Holdings Ltd. (Bermuda) .............................................        10,000            372,700
        Old Republic International Corp. ..................................................     3,100,000         72,385,000
        RLI Corp. .........................................................................       489,400         18,611,882
        Selective Insurance Group Inc. ....................................................       650,000         25,402,000
        St. Paul Travelers Cos. Inc. ......................................................       750,000         25,470,000
                                                                                                             ---------------
                                                                                                                 231,551,544
                                                                                                             ---------------

        REGIONAL BANKS .1%
        UMB Financial Corp. ...............................................................        93,400          4,805,430
                                                                                                             ---------------

        RETAIL TRADE 7.5%
    (a) Big Lots Inc. .....................................................................     2,250,000         27,877,500
        Boise Cascade Corp. ...............................................................       343,554         10,141,714
        Cato Corp., A .....................................................................       300,000          6,888,000
    (a) Charming Shoppes Inc. .............................................................     5,000,000         38,150,000
        Dillards Inc., A ..................................................................     1,935,000         39,648,150
        Federated Department Stores Inc. ..................................................       740,000         37,333,000
        Fred's Inc. .......................................................................       400,000          7,012,000


52 | Annual Report

FRANKLIN VALUE INVESTORS TRUST


----------------------------------------------------------------------------------------------------------------------------
        FRANKLIN BALANCE SHEET INVESTMENT FUND                                                   SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------
        COMMON STOCKS (CONT.)
        RETAIL TRADE (CONT.)
    (b) Haverty Furniture Cos. Inc. .......................................................       920,000    $    15,529,600
        Saks Inc. .........................................................................     2,008,400         24,542,648
(a),(b) Syms Corp. ........................................................................     1,430,000         15,243,800
    (a) Toys R Us Inc. ....................................................................     2,135,000         38,451,350
    (a) Zale Corp. ........................................................................     1,422,400         40,566,848
                                                                                                             ---------------
                                                                                                                 301,384,610
                                                                                                             ---------------

        SAVINGS BANKS .3%
        Farmers & Merchants Bank of Long Beach ............................................         2,200         13,090,000
        First Niagara Financial Group Inc. ................................................       100,000          1,394,000
                                                                                                             ---------------
                                                                                                                  14,484,000
                                                                                                             ---------------

        SPECIALTY INSURANCE 2.7%
        MGIC Investment Corp. .............................................................       440,000         28,296,400
        The PMI Group Inc. ................................................................     1,150,000         44,643,000
        Radian Group Inc. .................................................................       750,000         35,947,500
                                                                                                             ---------------
                                                                                                                 108,886,900
                                                                                                             ---------------

        TECHNOLOGY SERVICES .5%
    (a) Intergraph Corp. ..................................................................       850,000         21,194,750
                                                                                                             ---------------

        TRANSPORTATION 7.0%
    (a) ABX Air Inc. ......................................................................     1,825,000         12,556,000
(a),(b) Alaska Air Group Inc. .............................................................     1,350,600         35,574,804
        Burlington Northern Santa Fe Corp. ................................................       599,900         25,081,819
    (a) Crowley Maritime Corp. ............................................................         4,240          4,918,400
    (a) Kansas City Southern ..............................................................     2,410,000         40,849,500
    (a) Mesa Air Group Inc. ...............................................................       450,000          2,583,000
        Norfolk Southern Corp. ............................................................     1,358,600         46,124,470
        Overseas Shipholding Group Inc. ...................................................       840,500         47,866,475
        Teekay Shipping Corp. (Bahamas) ...................................................     1,402,500         64,795,500
                                                                                                             ---------------
                                                                                                                 280,349,968
                                                                                                             ---------------

        UTILITIES 4.6%
        Entergy Corp. .....................................................................       800,000         52,288,000
        Northeast Utilities ...............................................................     1,750,000         33,827,500
        PNM Resources Inc. ................................................................     1,863,300         43,377,624
    (a) Sierra Pacific Resources Co. ......................................................     4,169,000         40,022,400
        Xcel Energy Inc. ..................................................................       878,000         15,013,800
                                                                                                             ---------------
                                                                                                                 184,529,324
                                                                                                             ---------------
        TOTAL COMMON STOCKS (COST $2,042,689,249)..........................................                    3,259,413,552
                                                                                                             ---------------

        PREFERRED STOCK (COST $2,380,476) .1%
        REAL ESTATE INVESTMENT TRUST
        Price Legacy Corp., 8.75%, pfd., A ................................................       199,658          3,234,460
                                                                                                             ---------------


                                                              Annual Report | 53

FRANKLIN VALUE INVESTORS TRUST


--------------------------------------------------------------------------------------------------------------------------------
        FRANKLIN BALANCE SHEET INVESTMENT FUND                                               PRINCIPAL AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------------------------
        BONDS (COST $5,520,895) .1%
        PRODUCER MANUFACTURING
        Mueller Industries Inc., 6.00%, 11/1/14 ...........................................  $      5,604,900     $    5,542,540
                                                                                                                  --------------

        CONVERTIBLE BOND (COST $6,000,000) .3%
        UTILITIES
        Sierra Pacific Resources Co., cvt., 144A, 7.25%, 2/14/10 ..........................         6,000,000         13,905,000
                                                                                                                  --------------
        TOTAL LONG TERM INVESTMENTS (COST $2,094,621,463)..................................                        3,328,299,339
                                                                                                                  --------------

                                                                                             ----------------
                                                                                                  SHARES
                                                                                             ----------------
        SHORT TERM INVESTMENT 16.0%
        MONEY FUND (COST $180,665,606) 4.5%
    (c) Franklin Institutional Fiduciary Trust Money Market Portfolio .....................       180,665,606        180,665,606
                                                                                                                  --------------

                                                                                             ----------------
                                                                                             PRINCIPAL AMOUNT
                                                                                             ----------------
        REPURCHASE AGREEMENT (COST $461,015,049) 11.5%
    (d) Joint Repurchase Agreement, 1.817%, 11/01/04 (Maturity Value $461,084,854) ........  $    461,015,049        461,015,049
          ABN AMRO Bank, N.V., New York Branch (Maturity Value $42,747,177)
          Banc of America Securities LLC (Maturity Value $42,747,177)
          Barclays Capital Inc. (Maturity Value $42,747,177)
          Bear, Stearns & Co. Inc. (Maturity Value $22,805,256)
          BNP Paribas Securities Corp. (Maturity Value $42,747,177)
          Credit Suisse First Boston LLC (Maturity Value $11,402,628)
          Deutsche Bank Securities Inc. (Maturity Value $42,747,177)
          Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $42,747,177)
          Greenwich Capital Markets Inc (Maturity Value $42,747,177)
          Lehman Brothers Inc. (Maturity Value $42,152,377)
          Morgan Stanley & Co. Inc. (Maturity Value $42,747,177)
          UBS Securities LLC (Maturity Value $42,747,177)
           Collateralized by U.S. Government Agency Securities, 0.00% - 7.00%,
           11/12/04 - 9/15/09; (e)U.S. Treasury Bills, 1/13/05; and U.S. Treasury Notes,
            1.625% - 6.75%, 12/31/04 - 9/15/09
                                                                                                                  --------------
        TOTAL INVESTMENTS (COST $2,736,302,118) 99.0%......................................                        3,969,979,994
        OTHER ASSETS, LESS LIABILITIES 1.0%................................................                           38,598,468
                                                                                                                  --------------
        NET ASSETS 100.0%..................................................................                       $4,008,578,462
                                                                                                                  ==============

(a)   Non-income producing.

(b)   See Note 9 regarding holdings of 5% voting securities.

(c) See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio.

(d)   See Note 1(c) regarding joint repurchase agreement.

(e)   Security is traded on a discount basis with zero coupon.


54 | See notes to financial statements. | Annual Report

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN LARGE CAP VALUE FUND


                                                         -------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
CLASS A                                                     2004           2003          2002          2001        2000(d)
                                                         -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...................   $    12.40     $    10.48    $    11.66    $    11.12    $    10.00
                                                         -------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ............................          .08            .07           .07           .12           .09

 Net realized and unrealized gains (losses) ..........         1.58           1.92         (1.08)          .50          1.03
                                                         -------------------------------------------------------------------
Total from investment operations .....................         1.66           1.99         (1.01)          .62          1.12
                                                         -------------------------------------------------------------------
Less distributions from:

 Net investment income ...............................         (.05)          (.07)         (.07)         (.08)           --

 Net realized gains ..................................           --             --          (.10)           --            --
                                                         -------------------------------------------------------------------
Total distributions ..................................         (.05)          (.07)         (.17)         (.08)           --
                                                         -------------------------------------------------------------------
Redemption fees ......................................           --(c)          --            --            --            --
                                                         -------------------------------------------------------------------
Net asset value, end of year .........................   $    14.01     $    12.40    $    10.48    $    11.66    $    11.12
                                                         ===================================================================

Total return(b) ......................................        13.45%         19.08%        (8.82)%        5.63%        11.20%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ......................   $  127,267     $   59,600    $   32,825    $   23,544    $    3,418

Ratios to average net assets:

 Expenses ............................................         1.31%          1.38%         1.42%         1.49%         3.22%(e)

 Expenses net of waiver and payments by affiliate ....         1.31%          1.38%         1.42%         1.25%         1.25%(e)

 Net investment income ...............................          .59%           .60%          .64%          .99%         2.17%(e)

Portfolio turnover rate ..............................        21.69%         27.47%        15.33%        29.37%         7.21%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.001 per share.

(d)   For the period June 1, 2000 (commencement date) to October 31, 2000.

(e)   Annualized.


                         Annual Report | See notes to financial statements. | 55

FRANKLIN VALUE INVESTORS TRUST

FRANKLIN LARGE CAP VALUE FUND (CONTINUED)


                                                         -------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
CLASS B                                                     2004           2003          2002          2001        2000(d)
                                                         -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...................   $    12.29     $    10.39    $    11.58    $    11.11    $    10.00
                                                         -------------------------------------------------------------------
Income from investment operations:

 Net investment income (loss)(a) .....................         (.01)          (.01)           --           .05           .08

 Net realized and unrealized gains (losses) ..........         1.58           1.92         (1.07)          .49          1.03
                                                         -------------------------------------------------------------------
Total from investment operations .....................         1.57           1.91         (1.07)          .54          1.11
                                                         -------------------------------------------------------------------
Less distributions from:

 Net investment income ...............................         (.01)          (.01)         (.02)         (.07)           --

 Net realized gains ..................................           --             --          (.10)           --            --
                                                         -------------------------------------------------------------------
Total distributions ..................................         (.01)          (.01)         (.12)         (.07)           --
                                                         -------------------------------------------------------------------
Redemption fees ......................................           --(c)          --            --            --            --
                                                         -------------------------------------------------------------------
Net asset value, end of year .........................   $    13.85     $    12.29    $    10.39    $    11.58    $    11.11
                                                         ===================================================================

Total return(b) ......................................        12.76%         18.35%        (9.38)%        4.87%        11.10%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ......................   $   21,794     $   10,865    $    4,975    $    3,251    $      453

Ratios to average net assets:

 Expenses ............................................         1.96%          2.04%         2.07%         2.10%         3.66%(e)

 Expenses net of waiver and payments by affiliate ....         1.96%          2.04%         2.07%         1.86%         1.69%(e)

 Net investment income (loss) ........................         (.06)%         (.06)%        (.01)%         .38%         1.81%(e)

Portfolio turnover rate ..............................        21.69%         27.47%        15.33%        29.37%         7.21%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.001 per share.

(d)   For the period June 1, 2000 (commencement date) to October 31, 2000.

(e)   Annualized.


56 |  See notes to financial statements. | Annual Report

FRANKLIN VALUE INVESTORS TRUST

FRANKLIN LARGE CAP VALUE FUND (CONTINUED)


                                                         -------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
CLASS C                                                     2004           2003          2002          2001        2000(d)
                                                         -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...................   $    12.28     $    10.39    $    11.57    $    11.11    $    10.00
                                                         -------------------------------------------------------------------
Income from investment operations:

 Net investment income (loss)(a) .....................         (.01)          (.01)           --           .05           .06

 Net realized and unrealized gains (losses) ..........         1.58           1.91         (1.07)          .48          1.05
                                                         -------------------------------------------------------------------
Total from investment operations .....................         1.57           1.90         (1.07)          .53          1.11
                                                         -------------------------------------------------------------------
Less distributions from:

 Net investment income ...............................           --           (.01)         (.01)         (.07)           --

 Net realized gains ..................................           --             --          (.10)           --            --
                                                         -------------------------------------------------------------------
Total distributions ..................................           --           (.01)         (.11)         (.07)           --
                                                         -------------------------------------------------------------------
Redemption fees ......................................           --(c)          --            --            --            --
                                                         -------------------------------------------------------------------
Net asset value, end of year .........................   $    13.85     $    12.28    $    10.39    $    11.57    $    11.11
                                                         ===================================================================

Total return(b) ......................................        12.78%         18.35%        (9.34)%        4.80%        11.10%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ......................   $   57,966     $   32,592    $   17,738    $   10,648    $    1,911

Ratios to average net assets:

 Expenses ............................................         1.96%          2.06%         2.04%         2.13%         3.76%(e)

 Expenses net of waiver and payments by affiliate ....         1.96%          2.06%         2.04%         1.89%         1.79%(e)

 Net investment income (loss) ........................         (.06)%         (.08)%         .02%          .38%         1.44%(e)

Portfolio turnover rate ..............................        21.69%         27.47%        15.33%        29.37%         7.21%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.001 per share.

(d)   For the period June 1, 2000 (commencement date) to October 31, 2000.

(e)   Annualized.


                         Annual Report | See notes to financial statements. | 57

FRANKLIN VALUE INVESTORS TRUST

FRANKLIN LARGE CAP VALUE FUND (CONTINUED)


                                                                                      -------------------------------------
                                                                                                YEAR ENDED OCTOBER 31,
CLASS R                                                                                  2004          2003       2002(d)
                                                                                      --------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ................................................   $    12.34     $   10.48    $    10.55
                                                                                      --------------------------------------
Income from investment operations:

 Net investment income(a) .........................................................          .06           .05           .01

 Net realized and unrealized gains (losses) .......................................         1.59          1.90          (.08)
                                                                                      --------------------------------------
Total from investment operations ..................................................         1.65          1.95          (.07)
                                                                                      --------------------------------------
Less distributions from net investment income .....................................         (.06)         (.09)           --
                                                                                      --------------------------------------
Redemption fees ...................................................................           --(c)         --            --
                                                                                      --------------------------------------
Net asset value, end of year ......................................................   $    13.93     $   12.34    $    10.48
                                                                                      ======================================

Total return(b) ...................................................................        13.44%        18.77%         (.66)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................................................   $    3,414     $     826    $       65

Ratios to average net assets:

 Expenses .........................................................................         1.46%         1.54%         1.59%(e)

 Net investment income ............................................................          .44%          .44%          .47%(e)

Portfolio turnover rate ...........................................................        21.69%        27.47%        15.33%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.001 per share.

(d)   For the period August 1, 2002 (effective date) to October 31, 2002.

(e)   Annualized.


58 | See notes to financial statements. | Annual Report

FRANKLIN VALUE INVESTORS TRUST

STATEMENT OF INVESTMENTS, OCTOBER 31, 2004

----------------------------------------------------------------------------------------------------------------------------
        FRANKLIN LARGE CAP VALUE FUND                                                            SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------

        COMMON STOCKS 86.6%
        COMMUNICATIONS .5%
        Verizon Communications Inc. .......................................................        26,000    $     1,016,600
                                                                                                             ---------------

        CONSUMER NON-DURABLES 9.2%
        H.J. Heinz Co. ....................................................................       176,000          6,397,600
        Kimberly-Clark Corp. ..............................................................        78,000          4,654,260
        Procter & Gamble Co. ..............................................................       117,000          5,988,060
        Sara Lee Corp. ....................................................................       104,000          2,421,120
                                                                                                             ---------------
                                                                                                                  19,461,040
                                                                                                             ---------------

        CONSUMER SERVICES 7.7%
        Cendant Corp. .....................................................................        65,000          1,338,350
        Gannett Co. Inc. ..................................................................        84,000          6,967,800
        McDonald's Corp. ..................................................................       268,000          7,812,200
                                                                                                             ---------------
                                                                                                                  16,118,350
                                                                                                             ---------------

        ELECTRONIC TECHNOLOGY 1.3%
        Hewlett-Packard Co. ...............................................................       147,000          2,743,020
                                                                                                             ---------------

        ENERGY MINERALS 2.2%
        ConocoPhillips ....................................................................        24,000          2,023,440
        Occidental Petroleum Corp. ........................................................        45,000          2,512,350
                                                                                                             ---------------
                                                                                                                   4,535,790
                                                                                                             ---------------

        FINANCE/RENTAL/LEASING 5.2%
        Fannie Mae ........................................................................        50,000          3,507,500
        Freddie Mac .......................................................................       112,000          7,459,200
                                                                                                             ---------------
                                                                                                                  10,966,700
                                                                                                             ---------------

        FINANCIAL CONGLOMERATES 4.1%
        Citigroup Inc. ....................................................................       168,000          7,454,160
        Principal Financial Group Inc. ....................................................        29,000          1,095,040
                                                                                                             ---------------
                                                                                                                   8,549,200
                                                                                                             ---------------

        HEALTH TECHNOLOGY 8.1%
        Abbott Laboratories ...............................................................       151,000          6,437,130
        Becton, Dickinson & Co. ...........................................................        71,000          3,727,500
        Pfizer Inc. .......................................................................       240,000          6,948,000
                                                                                                             ---------------
                                                                                                                  17,112,630
                                                                                                             ---------------

        INVESTMENT BANKS/BROKERS 4.3%
        Lehman Brothers Holdings Inc. .....................................................        72,000          5,914,800
        Morgan Stanley ....................................................................        62,000          3,167,580
                                                                                                             ---------------
                                                                                                                   9,082,380
                                                                                                             ---------------


                                                              Annual Report | 59

FRANKLIN VALUE INVESTORS TRUST

----------------------------------------------------------------------------------------------------------------------------
        FRANKLIN LARGE CAP VALUE FUND                                                            SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------
        COMMON STOCKS (CONT.)
        INVESTMENT MANAGERS 3.2%
        Mellon Financial Corp. ............................................................       233,000    $     6,733,700
                                                                                                             ---------------

        LIFE/HEALTH INSURANCE 2.8%
        MetLife Inc. ......................................................................       152,000          5,829,200
                                                                                                             ---------------

        MAJOR BANKS 6.6%
        Bank of America Corp. .............................................................       150,000          6,718,500
        Wachovia Corp. ....................................................................       146,000          7,184,660
                                                                                                             ---------------
                                                                                                                  13,903,160
                                                                                                             ---------------

        MULTI-LINE INSURANCE 2.2%
        American International Group Inc. .................................................        76,000          4,613,960
                                                                                                             ---------------

        PROCESS INDUSTRIES 2.5%
        Praxair Inc. ......................................................................       125,000          5,275,000
                                                                                                             ---------------

        PRODUCER MANUFACTURING 10.0%
        General Electric Co. ..............................................................       178,000          6,073,360
        Johnson Controls Inc. .............................................................        67,000          3,842,450
        Masco Corp. .......................................................................       152,000          5,207,520
        United Technologies Corp. .........................................................        63,000          5,847,660
                                                                                                             ---------------
                                                                                                                  20,970,990
                                                                                                             ---------------

        PROPERTY-CASUALTY INSURANCE 4.5%
        Allstate Corp. ....................................................................       156,000          7,502,040
        St. Paul Travelers Cos. Inc. ......................................................        56,000          1,901,760
                                                                                                             ---------------
                                                                                                                   9,403,800
                                                                                                             ---------------

        REGIONAL BANKS 2.6%
        U.S. Bancorp ......................................................................       194,000          5,550,340
                                                                                                             ---------------

        RETAIL TRADE 4.2%
        Federated Department Stores Inc. ..................................................       126,000          6,356,700
        The TJX Cos. Inc. .................................................................       106,000          2,541,880
                                                                                                             ---------------
                                                                                                                   8,898,580
                                                                                                             ---------------

        SAVINGS BANKS 1.3%
        Washington Mutual Inc. ............................................................        70,000          2,709,700
                                                                                                             ---------------

        TECHNOLOGY SERVICES 3.1%
        International Business Machines Corp. .............................................        73,000          6,551,750
                                                                                                             ---------------

        TRANSPORTATION 1.0%
        Burlington Northern Santa Fe Corp. ................................................        53,000          2,215,930
                                                                                                             ---------------

        TOTAL COMMON STOCKS (COST $160,879,917)............................................                      182,241,820
                                                                                                             ---------------


60 | Annual Report

FRANKLIN VALUE INVESTORS TRUST

----------------------------------------------------------------------------------------------------------------------------
        FRANKLIN LARGE CAP VALUE FUND                                                            SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------
        SHORT TERM INVESTMENT (COST $28,400,688) 13.5%
        MONEY FUND
    (a) Franklin Institutional Fiduciary Trust Money Market Portfolio .....................    28,400,688    $    28,400,688
                                                                                                             ---------------
        TOTAL INVESTMENTS (COST $189,280,605) 100.1%.......................................                      210,642,508
        OTHER ASSETS, LESS LIABILITIES (.1)%...............................................                         (202,601)
                                                                                                             ---------------
        NET ASSETS 100.0%..................................................................                  $   210,439,907
                                                                                                             ===============

(a) See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio.


                         Annual Report | See notes to financial statements. | 61

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN MICROCAP VALUE FUND


                                                            ------------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
CLASS A                                                        2004           2003          2002          2001        2000
                                                            ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...................      $    30.41     $    24.09    $    24.64    $   18.88    $    18.41
                                                            ------------------------------------------------------------------
Income from investment operations:

 Net investment income (loss)(a) .....................             .05           (.04)         (.01)         .11           .04

 Net realized and unrealized gains (losses) ..........            4.65           7.80           .68         6.37          1.90
                                                            ------------------------------------------------------------------
Total from investment operations .....................            4.70           7.76           .67         6.48          1.94
                                                            ------------------------------------------------------------------
Less distributions from:

 Net investment income ...............................              --             --          (.08)        (.09)           --

 Net realized gains ..................................            (.63)         (1.44)        (1.14)        (.63)        (1.47)
                                                            ------------------------------------------------------------------
Total distributions ..................................            (.63)         (1.44)        (1.22)        (.72)        (1.47)
                                                            ------------------------------------------------------------------
Redemption fees ......................................              --(c)          --            --           --            --
                                                            ------------------------------------------------------------------
Net asset value, end of year .........................      $    34.48     $    30.41    $    24.09    $   24.64    $    18.88
                                                            ==================================================================

Total return(b) ......................................           15.64%         33.90%         2.77%       35.80%        11.53%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ......................      $  418,464     $  310,995    $  230,562    $ 268,969    $   95,894

Ratios to average net assets:

 Expenses ............................................            1.12%          1.23%         1.18%        1.19%         1.38%

 Net investment income (loss) ........................             .13%          (.16)%        (.02)%        .46%          .23%

Portfolio turnover rate ..............................           11.38%         13.35%        28.35%       23.62%         8.52%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.001 per share.


62 |  See notes to financial statements. | Annual Report

FRANKLIN VALUE INVESTORS TRUST

STATEMENT OF INVESTMENTS, OCTOBER 31, 2004

----------------------------------------------------------------------------------------------------------------------------
        FRANKLIN MICROCAP VALUE FUND                                                            SHARES            VALUE
----------------------------------------------------------------------------------------------------------------------------
        COMMON STOCKS 71.3%
        COMMERCIAL SERVICES 1.6%
        Courier Corp. .....................................................................       150,000    $     6,525,000
                                                                                                             ---------------

        COMMUNICATIONS 1.6%
        Atlantic Tele-Network Inc. ........................................................       225,000          6,750,000
                                                                                                             ---------------

        CONSUMER DURABLES 6.6%
        Allen Organ Co., B ................................................................        94,800          5,029,140
    (a) Baldwin Piano & Organ Co. .........................................................           100                 --
        Bassett Furniture Industries Inc. .................................................       105,400          1,949,900
    (a) Cavalier Homes Inc. ...............................................................       700,000          3,780,000
    (a) Chromcraft Revington Inc. .........................................................       200,000          2,406,000
    (a) Dixie Group Inc. ..................................................................       405,000          5,256,900
        Edelbrock Corp. ...................................................................       217,268          3,606,649
        Flexsteel Industries Inc. .........................................................        60,000          1,077,000
    (a) National R.V. Holdings Inc. .......................................................       261,700          2,525,405
(a),(b) Rockford Corp. ....................................................................       575,000          2,127,500
                                                                                                             ---------------
                                                                                                                  27,758,494
                                                                                                             ---------------

        CONSUMER NON-DURABLES 9.3%
        Brown Shoe Co. Inc. ...............................................................       165,000          4,504,500
    (b) Delta Apparel Inc. ................................................................       340,000          7,667,000
        DIMON Inc. ........................................................................       640,000          3,724,800
    (b) Haggar Corp. ......................................................................       420,000          6,820,800
(a),(b) Seneca Foods Corp., A .............................................................       256,600          4,747,100
(a),(b) Seneca Foods Corp., B .............................................................       121,500          2,247,750
        Standard Commercial Corp. .........................................................       350,000          5,575,500
        Tandy Brands Accessories Inc. .....................................................       254,900          3,629,776
                                                                                                             ---------------
                                                                                                                  38,917,226
                                                                                                             ---------------

        DISTRIBUTION SERVICES 1.7%
        D & K Healthcare Resources Inc. ...................................................       660,000          4,844,400
    (a) GTSI Corp. ........................................................................       203,100          2,134,581
                                                                                                             ---------------
                                                                                                                  6,978,981
                                                                                                             ---------------

        ELECTRONIC TECHNOLOGY 1.6%
    (b) Espey Manufacturing & Electronics Corp. ...........................................        78,000          2,184,000
    (a) Ladish Co. Inc. ...................................................................        70,000            705,600
    (a) Printronix Inc. ...................................................................       130,000          2,145,000
    (a) Sparton Corp. .....................................................................       169,650          1,535,333
                                                                                                             ---------------
                                                                                                                   6,569,933
                                                                                                             ---------------

        HEALTH SERVICES 1.2%
        Healthcare Services Group Inc. ....................................................       260,400          4,825,212
                                                                                                             ---------------

        INDUSTRIAL SERVICES 4.2%
    (b) Ecology & Environment Inc., A .....................................................       215,000          1,935,000
    (a) Exponent Inc. .....................................................................       100,000          2,700,000
    (a) Layne Christensen Co. .............................................................       450,000          7,753,500
    (a) Matrix Service Co. ................................................................       587,000          3,017,180


                                                              Annual Report | 63

FRANKLIN VALUE INVESTORS TRUST

----------------------------------------------------------------------------------------------------------------------------
        FRANKLIN MICROCAP VALUE FUND                                                             SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------
        COMMON STOCKS (CONT.)
        INDUSTRIAL SERVICES (CONT.)
    (a) Petroleum Helicopters Inc. ........................................................        17,600    $       411,048
    (a) Petroleum Helicopters Inc., non-voting ............................................        78,000          1,662,180
                                                                                                             ---------------
                                                                                                                  17,478,908
                                                                                                             ---------------

        NON-ENERGY MINERALS 2.0%
    (a) Commonwealth Industries Inc. ......................................................       620,000          5,790,800
(a),(b) Continental Materials Corp. .......................................................        99,500          2,771,075
                                                                                                             ---------------
                                                                                                                   8,561,875
                                                                                                             ---------------

        PROCESS INDUSTRIES 2.3%
    (b) American Pacific Corp. ............................................................       659,000          4,971,496
    (a) Mercer International Inc. (Germany) ...............................................       545,400          4,772,250
                                                                                                             ---------------
                                                                                                                   9,743,746
                                                                                                             ---------------

        PRODUCER MANUFACTURING 15.0%
        Alamo Group Inc. ..................................................................        45,000            832,500
(a),(b) Art's-Way Manufacturing Co. Inc. ..................................................       134,500            645,600
        Central Steel & Wire Co. ..........................................................         3,640          1,929,200
        CIRCOR International Inc. .........................................................       247,500          4,690,125
(a),(b) Gehl Co. ..........................................................................       420,000          8,400,000
        Gibraltar Industries Inc. .........................................................       357,000          8,332,380
    (b) Hardinge Inc. .....................................................................       725,600          8,133,976
    (a) Insteel Industries Inc. ...........................................................       250,000          3,172,500
(a),(b) Nashua Corp. ......................................................................       475,000          5,391,250
(a),(b) Northwest Pipe Co. ................................................................       333,000          5,657,670
    (a) Powell Industries Inc. ............................................................        23,900            385,268
    (a) RTI International Metals Inc. .....................................................       567,900         11,375,037
        Smith Investment Co. ..............................................................        42,400          1,918,600
        Steel Technologies Inc. ...........................................................         2,100             50,316
    (a) TransPro Inc. .....................................................................       263,800          1,754,270
                                                                                                             ---------------
                                                                                                                  62,668,692
                                                                                                             ---------------

        PROPERTY-CASUALTY INSURANCE 4.7%
(a),(b) ACMAT Corp., A ....................................................................       392,800          4,968,920
        Baldwin & Lyons Inc., B ...........................................................       153,875          3,859,185
    (a) Mercer Insurance Group Inc. .......................................................        20,000            235,000
    (b) Merchants Group Inc. ..............................................................       190,000          4,398,500
        Penn-America Group Inc. ...........................................................       280,000          4,110,400
        Safety Insurance Group Inc. .......................................................        95,000          2,138,450
                                                                                                             ---------------
                                                                                                                  19,710,455
                                                                                                             ---------------

        REAL ESTATE DEVELOPMENT 2.5%
        Bresler & Reiner Inc. .............................................................       178,000          5,073,000
        Case Pomeroy & Co. Inc., A ........................................................           220            237,600
        Case Pomeroy & Co. Inc., cvt., B ..................................................           533            546,325
    (a) Griffin Land & Nurseries Inc. .....................................................       173,000          4,449,733
                                                                                                             ---------------
                                                                                                                  10,306,658
                                                                                                             ---------------


64 | Annual Report

FRANKLIN VALUE INVESTORS TRUST

----------------------------------------------------------------------------------------------------------------------------
            FRANKLIN MICROCAP VALUE FUND                                                         SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------
            COMMON STOCKS (CONT.)

            REAL ESTATE INVESTMENT TRUSTS 1.3%
            Arbor Realty Trust Inc. .......................................................       270,000    $     5,643,000
                                                                                                             ---------------

            REGIONAL BANKS .1%
            First Commonwealth Financial Corp. ............................................        36,656            532,245
                                                                                                             ---------------

            RETAIL TRADE 4.9%
    (a),(b) Duckwall-ALCO Stores Inc. .....................................................       330,000          5,398,800
    (a),(b) Fresh Brands Inc. .............................................................       900,000          7,011,000
    (a),(b) S&K Famous Brands Inc. ........................................................       260,000          3,679,000
        (b) Village Super Market Inc., A ..................................................       115,175          4,214,253
                                                                                                             ---------------
                                                                                                                  20,303,053
                                                                                                             ---------------

            SAVINGS BANKS 3.2%
            Beverly Hills Bancorp Inc. ....................................................       700,000          7,084,000
            First Defiance Financial Corp. ................................................       235,000          6,509,500
                                                                                                             ---------------
                                                                                                                  13,593,500
                                                                                                             ---------------

            TRANSPORTATION 5.7%
        (a) Crowley Maritime Corp. ........................................................         2,342          2,716,720
    (a),(b) International Shipholding Corp. ...............................................       480,000          6,624,000
            OMI Corp. .....................................................................       153,000          2,746,350
            Providence & Worchester Railroad Co. ..........................................       205,000          2,419,000
            Stelmar Shipping Ltd. (Greece) ................................................       240,000          9,264,000
                                                                                                             ---------------
                                                                                                                  23,770,070
                                                                                                             ---------------

            UTILITIES 1.8%
            Central Vermont Public Service Corp. ..........................................        70,000          1,538,600
            Green Mountain Power Corp. ....................................................       201,700          5,224,030
            Maine & Maritimes Corp. .......................................................        27,100            777,770
                                                                                                             ---------------
                                                                                                                   7,540,400
                                                                                                             ---------------
            TOTAL COMMON STOCKS (COST $189,441,108)........................................                      298,177,448
                                                                                                             ---------------

            CONVERTIBLE PREFERRED STOCK (COST $3,400,000) .8%
            CONSUMER NON-DURABLES
(a),(b),(c) Seneca Foods Corp., cvt. pfd. .................................................       200,000          3,258,000
                                                                                                             ---------------

                                                                                            ----------------
                                                                                            PRINCIPAL AMOUNT
                                                                                            ----------------
            CONVERTIBLE BOND (COST $7,000,000) 2.0%
            PROCESS INDUSTRIES
            Mercer International Inc., cvt., 144A, 8.50%, 10/15/10 (China) ................ $      7,000,000       8,593,900
                                                                                                             ---------------
            TOTAL LONG TERM INVESTMENTS (COST $199,841,108)................................                      310,029,348
                                                                                                             ---------------

                                                              Annual Report | 65

FRANKLIN VALUE INVESTORS TRUST

----------------------------------------------------------------------------------------------------------------------------
    FRANKLIN MICROCAP VALUE FUND                                                                SHARES            VALUE
----------------------------------------------------------------------------------------------------------------------------
        SHORT TERM INVESTMENT 26.0%
        MONEY FUND (COST $104,475,219) 25.0%
    (d) Franklin Institutional Fiduciary Trust Money Market Portfolio .....................   104,475,219    $   104,475,219
                                                                                                             ---------------

                                                                                            ----------------
                                                                                            PRINCIPAL AMOUNT
                                                                                            ----------------
        REPURCHASE AGREEMENT (COST $4,408,907) 1.0%
    (e) Joint Repurchase Agreement, 1.817%, 11/01/04 (Maturity Value $4,409,575)........... $      4,408,907       4,408,907
        ABN AMRO Bank, N.V., New York Branch (Maturity Value $408,812)
        Banc of America Securities LLC (Maturity Value $408,812)
        Barclays Capital Inc. (Maturity Value $408,812)
        Bear, Stearns & Co. Inc (Maturity Value $218,097)
        BNP Paribas Securities Corp. (Maturity Value $408,812)
        Credit Suisse First Boston LLC (Maturity Value $109,048)
        Deutsche Bank Securities Inc. (Maturity Value $408,812)
        Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $408,812)
        Greenwich Capital Markets Inc. (Maturity Value $408,812)
        Lehman Brothers Inc. (Maturity Value $403,122)
        Morgan Stanley & Co. Inc. (Maturity Value $408,812)
        UBS Securities LLC (Maturity Value $408,812)
         Collateralized by U.S. Government Agency Securities, 0.00% - 7.00%,
         11/12/04 - 9/15/09; (f)U.S. Treasury Bills, 1/13/05; and U.S.
         Treasury Notes, 1.625% - 6.75%, 12/31/04 - 9/15/09
                                                                                                             ---------------
        TOTAL INVESTMENTS (COST $308,725,234) 100.1%.......................................                      418,913,474
        OTHER ASSETS, LESS LIABILITIES (.1)%...............................................                         (449,769)
                                                                                                             ---------------
        NET ASSETS 100.0%..................................................................                  $   418,463,705
                                                                                                             ===============

(a)   Non-income producing.

(b)   See Note 9 regarding holdings of 5% voting securities.

(c)   See Note 8 regarding restricted securities.

(d) See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio.

(e)   See Note 1(c) regarding joint repurchase agreement.

(f)   Security is traded on a discount basis with a zero coupon.


66 |  See notes to financial statements. | Annual Report

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN SMALL CAP VALUE FUND

                                                           ------------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
CLASS A                                                        2004          2003          2002          2001        2000
                                                           ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year....................     $    28.19     $    22.15    $    22.49    $   20.86    $    17.30
                                                           ------------------------------------------------------------------
Income from investment operations:

 Net investment income (loss)(a) .....................            .30           (.02)          .02          .09           .03

 Net realized and unrealized gains (losses) ..........           5.88           6.06          (.33)        1.59          3.53
                                                           ------------------------------------------------------------------
Total from investment operations .....................           6.18           6.04          (.31)        1.68          3.56
                                                           ------------------------------------------------------------------
Less distributions from:

 Net investment income ...............................             --             --            --         (.05)           --

 Tax return of capital................................             --             --          (.03)          --            --
                                                           ------------------------------------------------------------------
Total distributions ..................................             --             --          (.03)        (.05)           --
                                                           ------------------------------------------------------------------
Redemption fees ......................................             --(c)          --            --           --            --
                                                           ------------------------------------------------------------------
Net asset value, end of year .........................     $    34.37     $    28.19    $    22.15    $   22.49    $    20.86
                                                           ==================================================================


Total return(b) ......................................          21.92%         27.27%        (1.41)%       8.06%        20.72%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ......................     $  296,000     $  200,181    $  140,202    $  95,029    $   64,513

Ratios to average net assets:

 Expenses ............................................           1.35%          1.44%         1.37%        1.36%         1.58%

 Net investment income (loss) ........................            .95%          (.07)%         .09%         .37%          .16%

Portfolio turnover rate ..............................          17.38%         14.14%        12.74%       43.33%        44.99%


(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.001 per share.


                         Annual Report | See notes to financial statements. | 67

FRANKLIN VALUE INVESTORS TRUST

FRANKLIN SMALL CAP VALUE FUND (CONTINUED)

                                                           -------------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
CLASS B                                                        2004          2003          2002          2001         2000
                                                           -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...................     $    27.41     $    21.67    $    22.13    $   20.61     $    17.21
                                                           -------------------------------------------------------------------
Income from investment operations:

 Net investment income (loss)(a) .....................            .09           (.17)         (.14)        (.07)          (.09)

 Net realized and unrealized gains (losses) ..........           5.70           5.91          (.32)        1.59           3.49
                                                           -------------------------------------------------------------------
Total from investment operations .....................           5.79           5.74          (.46)        1.52           3.40
                                                           -------------------------------------------------------------------
Less distributions from net investment income ........             --             --            --           --(d)          --
                                                           -------------------------------------------------------------------
Redemption fees ......................................             --(c)          --            --           --             --
                                                           -------------------------------------------------------------------
Net asset value, end of year .........................     $    33.20     $    27.41    $    21.67    $   22.13     $    20.61
                                                           ===================================================================

Total return(b) ......................................          21.12%         26.49%        (2.08)%       7.38%         19.97%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ......................     $   65,551     $   47,551    $   29,535    $  11,220     $    2,747

Ratios to average net assets:

 Expenses ............................................           2.00%          2.09%         2.02%        2.02%          2.22%

 Net investment income (loss) ........................            .30%          (.72)%        (.56)%       (.32)%         (.47)%

Portfolio turnover rate ..............................          17.38%         14.14%        12.74%       43.33%         44.99%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.001 per share.

(d)   The Fund made a dividend distribution of $.002.


68 | See notes to financial statements. | Annual Report

FRANKLIN VALUE INVESTORS TRUST

FRANKLIN SMALL CAP VALUE FUND (CONTINUED)

                                                           -----------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
CLASS C                                                        2004         2003          2002          2001        2000
                                                           -----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...................     $    27.13    $    21.46    $    21.90    $   20.40    $    17.03
                                                           -----------------------------------------------------------------
Income from investment operations:

 Net investment income (loss)(a) .....................            .08          (.17)         (.13)        (.07)         (.09)

 Net realized and unrealized gains (losses) ..........           5.65          5.84          (.31)        1.57          3.46
                                                           -----------------------------------------------------------------
Total from investment operations .....................           5.73          5.67          (.44)        1.50          3.37
                                                           -----------------------------------------------------------------
Redemption fees ......................................             --(c)         --            --           --            --
                                                           -----------------------------------------------------------------
Net asset value, end of year .........................     $    32.86    $    27.13    $    21.46    $   21.90    $    20.40
                                                           =================================================================

Total return(b) ......................................          21.12%        26.42%        (2.01)%       7.35%        19.93%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ......................     $  136,805    $  109,353    $   81,186    $  51,313    $   28,555

Ratios to average net assets:

 Expenses ............................................           2.00%         2.10%         1.99%        2.01%         2.24%

 Net investment income (loss) ........................            .30%         (.73)%        (.53)%       (.29)%        (.51)%

Portfolio turnover rate ..............................          17.38%        14.14%        12.74%       43.33%        44.99%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.001 per share.


                         Annual Report | See notes to financial statements. | 69

FRANKLIN VALUE INVESTORS TRUST

FRANKLIN SMALL CAP VALUE FUND (CONTINUED)

                                                           -------------------------------------
                                                                   YEAR ENDED OCTOBER 31,
CLASS R                                                       2004          2003        2002(d)
                                                           -------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...................     $    28.13    $   22.14    $    23.34
                                                           -------------------------------------
Income from investment operations:

 Net investment income (loss)(a) .....................            .31         (.07)         (.04)

 Net realized and unrealized gains (losses) ..........           5.80         6.06         (1.16)
                                                           -------------------------------------
Total from investment operations .....................           6.11         5.99         (1.20)
                                                           -------------------------------------
Redemption fees ......................................             --(c)        --            --
                                                           -------------------------------------
Net asset value, end of year .........................     $    34.24    $   28.13    $    22.14
                                                           =====================================

Total return(b) ......................................          21.72%       27.06%        (5.14)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ......................     $   24,951    $   6,914    $    1,097

Ratios to average net assets:

 Expenses ............................................           1.50%        1.59%         1.52%(e)

 Net investment income (loss) ........................            .80%        (.22)%        (.06)%(e)

Portfolio turnover rate ..............................          17.38%       14.14%        12.74%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.001 per share.

(d)   For the period August 1, 2002 (effective date) to October 31, 2002.

(e)   Annualized.


70 | See notes to financial statements. | Annual Report

FRANKLIN VALUE INVESTORS TRUST

FRANKLIN SMALL CAP VALUE FUND (CONTINUED)

                                                            ------------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
ADVISOR CLASS                                                  2004           2003          2002          2001         2000
                                                            ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .....................    $    28.78     $    22.53    $    22.82    $   21.13    $    17.46
                                                            ------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ..............................           .44            .07           .10          .17           .09

 Net realized and unrealized gains (losses) ............          5.99           6.18          (.34)        1.62          3.58
                                                            ------------------------------------------------------------------
Total from investment operations .......................          6.43           6.25          (.24)        1.79          3.67
                                                            ------------------------------------------------------------------
Less distributions from:

 Net investment income .................................            --             --            --         (.10)           --

 Tax return of capital .................................            --             --          (.05)          --            --
                                                            ------------------------------------------------------------------
Total distributions ....................................            --             --          (.05)        (.10)           --
                                                            ------------------------------------------------------------------
Redemption fees ........................................            --(c)          --            --           --            --
                                                            ------------------------------------------------------------------
Net asset value, end of year ...........................    $    35.21     $    28.78    $    22.53    $   22.82    $    21.13
                                                            ==================================================================

Total return(b) ........................................         22.34%         27.74%        (1.07)%       8.43%        21.16%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ........................    $   26,701     $   13,089    $    9,586    $   4,622    $    3,848

Ratios to average net assets:

 Expenses ..............................................          1.00%          1.09%         1.02%        1.02%         1.24%

 Net investment income .................................          1.30%           .28%          .44%         .70%          .49%

Portfolio turnover rate ................................         17.38%         14.14%        12.74%       43.33%        44.99%

(a)   Based on average daily shares outstanding.

(b)   Total return is not annualized for periods less than one year.

(c)   Amount is less than $0.001 per share.


                         Annual Report | See notes to financial statements. | 71

FRANKLIN VALUE INVESTORS TRUST

STATEMENT OF INVESTMENTS, OCTOBER 31, 2004

----------------------------------------------------------------------------------------------------------------------------
    FRANKLIN SMALL CAP VALUE FUND                                                              SHARES             VALUE
----------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 92.5%
    COMMERCIAL SERVICES .3%
    ABM Industries Inc. ................................................................           90,000    $     1,867,500
                                                                                                             ---------------
    CONSUMER DURABLES 7.7%
    Bassett Furniture Industries Inc. ..................................................          113,800          2,105,300
    Briggs & Stratton Corp. ............................................................           77,000          5,529,370
    D.R. Horton Inc. ...................................................................           56,250          1,687,500
    Hooker Furniture Corp. .............................................................          151,500          3,357,240
    La-Z-Boy Inc. ......................................................................          340,000          4,484,600
    M/I Homes Inc. .....................................................................          129,200          5,555,600
    Monaco Coach Corp. .................................................................          276,900          4,914,975
    Russ Berrie & Co. Inc. .............................................................          298,300          6,219,555
    Thor Industries Inc. ...............................................................          308,000          8,565,480
                                                                                                             ---------------
                                                                                                                  42,419,620
                                                                                                             ---------------

    CONSUMER NON-DURABLES 4.2%
    Brown Shoe Co. Inc. ................................................................          213,100          5,817,630
    Lancaster Colony Corp. .............................................................           60,000          2,578,800
    Oshkosh B'Gosh Inc., A .............................................................          150,000          2,724,000
    Russell Corp. ......................................................................          190,000          3,285,100
    Standard Commercial Corp. ..........................................................          129,000          2,054,970
(a) Timberland Co., A ..................................................................          107,000          6,569,800
                                                                                                             ---------------
                                                                                                                  23,030,300
                                                                                                             ---------------

    CONSUMER SERVICES 3.2%
(a) Aztar Corp. ........................................................................          283,300          8,768,135
    Intrawest Corp. (Canada) ...........................................................          245,000          4,765,250
(a) La Quinta Corp. ....................................................................          537,700          4,328,485
                                                                                                             ---------------
                                                                                                                  17,861,870
                                                                                                             ---------------

    ELECTRONIC TECHNOLOGY 3.9%
(a) Avocent Corp. ......................................................................          201,800          7,184,080
    Cohu Inc. ..........................................................................          275,000          4,312,000
    Diebold Inc. .......................................................................           95,000          4,545,750
(a) OmniVision Technologies Inc. .......................................................          330,000          5,247,000
                                                                                                             ---------------
                                                                                                                  21,288,830
                                                                                                             ---------------

    ENERGY MINERALS 6.3%
    Arch Coal Inc. .....................................................................          250,000          8,130,000
    Consol Energy Inc. .................................................................          310,000         10,974,000
    Holly Corp. ........................................................................           69,000          1,693,950
    Peabody Energy Corp. ...............................................................          169,000         10,778,820
    Pioneer Natural Resources Co. ......................................................           90,000          2,916,000
                                                                                                             ---------------
                                                                                                                  34,492,770
                                                                                                             ---------------

    FINANCE/RENTAL/LEASING .6%
(a) Dollar Thrifty Automotive Group Inc. ...............................................          140,000          3,376,800
                                                                                                             ---------------


72 | Annual Report

FRANKLIN VALUE INVESTORS TRUST

----------------------------------------------------------------------------------------------------------------------------
    FRANKLIN SMALL CAP VALUE FUND                                                              SHARES             VALUE
----------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    HEALTH SERVICES 1.8%
(a) Pharmaceutical Product Development Inc. ............................................          235,000    $     9,924,050
                                                                                                             ---------------

    HEALTH TECHNOLOGY 2.1%
(a) Steris Corp. .......................................................................          311,300          6,453,249
    West Pharmaceutical Services Inc. ..................................................          218,000          4,994,380
                                                                                                             ---------------
                                                                                                                  11,447,629
                                                                                                             ---------------

    INDUSTRIAL SERVICES 7.5%
(a) Atwood Oceanics Inc. ...............................................................           77,000          3,692,150
(a) EMCOR Group Inc. ...................................................................           93,000          3,680,010
    ENSCO International Inc. ...........................................................           87,000          2,657,850
(a) Global Industries Ltd. .............................................................          740,100          4,966,071
    GlobalSantaFe Corp. (Cayman Islands) ...............................................           37,000          1,091,500
(a) Lone Star Technologies Inc. ........................................................          232,500          6,138,000
(a) Offshore Logistics Inc. ............................................................          155,700          5,630,112
(a) Oil States International Inc. ......................................................          240,000          4,406,400
(a) Rowan Cos. Inc. ....................................................................          270,000          6,893,100
(a) Shaw Group Inc. ....................................................................          177,000          2,157,630
                                                                                                             ---------------
                                                                                                                  41,312,823
                                                                                                             ---------------

    INSURANCE BROKERS/SERVICES 1.1%
    Arthur J. Gallagher & Co. ..........................................................          215,000          6,041,500
                                                                                                             ---------------

    INVESTMENT BANKS/BROKERS .7%
(a) Archipelago Holdings Inc. ..........................................................          202,600          3,458,382
                                                                                                             ---------------

    LIFE/HEALTH INSURANCE 2.6%
    American National Insurance Co. ....................................................           56,800          5,971,384
    Presidential Life Corp. ............................................................           99,340          1,587,453
    Protective Life Corp. ..............................................................           82,500          3,242,250
    StanCorp Financial Group Inc. ......................................................           45,000          3,392,100
                                                                                                             ---------------
                                                                                                                  14,193,187
                                                                                                             ---------------

    NON-ENERGY MINERALS 2.5%
    Reliance Steel & Aluminum Co. ......................................................          230,600          7,914,192
    United States Steel Corp. ..........................................................          165,000          6,058,800
                                                                                                             ---------------
                                                                                                                  13,972,992
                                                                                                             ---------------

    PROCESS INDUSTRIES 7.0%
    AptarGroup Inc. ....................................................................          126,000          5,911,920
    Bunge Ltd. .........................................................................          203,000          9,689,190
    Cabot Corp. ........................................................................          197,700          6,737,616
    Glatfelter .........................................................................          173,800          2,160,334
    Myers Industries Inc. ..............................................................           68,090            723,797
    RPM International Inc. .............................................................          580,000         10,225,400
(a) Westlake Chemical Corp. ............................................................          136,600          3,151,362
                                                                                                             ---------------
                                                                                                                  38,599,619
                                                                                                             ---------------


                                                              Annual Report | 73

FRANKLIN VALUE INVESTORS TRUST

----------------------------------------------------------------------------------------------------------------------------
    FRANKLIN SMALL CAP VALUE FUND                                                              SHARES             VALUE
----------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    PRODUCER MANUFACTURING 16.2%
    American Woodmark Corp. ............................................................           12,800    $       475,904
    Apogee Enterprises Inc. ............................................................          286,100          3,664,941
    Carlisle Cos. Inc. .................................................................           42,500          2,470,525
    CIRCOR International Inc. ..........................................................          250,000          4,737,500
    CNH Global NV (Netherlands) ........................................................          174,000          2,966,700
(a) Genlyte Group Inc. .................................................................           60,000          4,413,600
    Graco Inc. .........................................................................          225,000          7,740,000
    JLG Industries Inc. ................................................................          237,400          3,959,832
(a) Mettler-Toledo International Inc. (Switzerland) ....................................          165,000          7,903,500
    Mueller Industries Inc. ............................................................          155,200          4,137,632
(a) Powell Industries Inc. .............................................................          107,900          1,739,348
    Roper Industries Inc. ..............................................................          150,000          9,249,000
    A.O. Smith Corp. ...................................................................          115,500          3,065,370
    Stewart & Stevenson Services Inc. ..................................................          111,500          1,895,500
    Superior Industries International Inc. .............................................          263,000          7,172,010
    Teleflex Inc. ......................................................................          125,000          5,473,750
    Thomas Industries Inc. .............................................................           80,000          2,704,000
    Timken Co. .........................................................................           69,600          1,670,400
(a) Tower Automotive Inc. ..............................................................          120,000            178,800
    Watts Water Technologies Inc., A ...................................................          149,800          3,885,812
    York International Corp. ...........................................................          297,000          9,456,480
                                                                                                             ---------------
                                                                                                                  88,960,604
                                                                                                             ---------------

    PROPERTY-CASUALTY INSURANCE 4.8%
    Harleysville Group Inc. ............................................................           60,200          1,253,966
    IPC Holdings Ltd. (Bermuda) ........................................................          160,000          6,473,600
    Montpelier Re Holdings Ltd. (Bermuda) ..............................................          340,000         12,671,800
    RLI Corp. ..........................................................................          162,100          6,164,663
                                                                                                             ---------------
                                                                                                                  26,564,029
                                                                                                             ---------------

    REAL ESTATE INVESTMENT TRUSTS .9%
    Arbor Realty Trust Inc. ............................................................          245,000          5,120,500
                                                                                                             ---------------

    REGIONAL BANKS 1.2%
    Chemical Financial Corp. ...........................................................            3,100            115,723
    Hancock Holding Co. ................................................................           43,400          1,373,610
    Peoples Bancorp Inc. ...............................................................          186,300          5,225,715
                                                                                                             ---------------
                                                                                                                   6,715,048
                                                                                                             ---------------

    RETAIL TRADE 8.6%
    American Eagle Outfitters Inc. .....................................................           66,700          2,726,696
    Casey's General Stores Inc. ........................................................          266,805          4,749,129
    Christopher & Banks Corp. ..........................................................          300,000          4,875,000
    Dillards Inc., A ...................................................................          252,000          5,163,480
(a) Linens 'n Things Inc. ..............................................................          165,000          3,973,200
(a) The Men's Wearhouse Inc. ...........................................................          206,000          6,402,480
    Pier 1 Imports Inc. ................................................................          378,000          6,785,100


74 | Annual Report

FRANKLIN VALUE INVESTORS TRUST

----------------------------------------------------------------------------------------------------------------------------
    FRANKLIN SMALL CAP VALUE FUND                                                              SHARES             VALUE
----------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    RETAIL TRADE (CONT.)
(a) West Marine Inc. ...................................................................          455,000    $    11,161,150
(a) Zale Corp. .........................................................................           46,200          1,317,624
                                                                                                             ---------------
                                                                                                                  47,153,859
                                                                                                             ---------------

    SAVINGS BANKS .4%
    First Indiana Corp. ................................................................           95,000          2,105,200
                                                                                                             ---------------

    SPECIALTY INSURANCE .4%
    The PMI Group Inc. .................................................................           60,000          2,329,200
                                                                                                             ---------------

    TECHNOLOGY SERVICES 1.3%
    Reynolds & Reynolds Co., A .........................................................          279,600          6,880,956
                                                                                                             ---------------

    TRANSPORTATION 6.4%
(a) Kansas City Southern ...............................................................          272,400          4,617,180
    OMI Corp. ..........................................................................          265,000          4,756,750
    Overseas Shipholding Group Inc. ....................................................           76,300          4,345,285
    SkyWest Inc. .......................................................................          465,000          7,942,200
    Teekay Shipping Corp. (Bahamas) ....................................................          231,800         10,709,160
    Tidewater Inc. .....................................................................           90,000          2,783,700
                                                                                                             ---------------
                                                                                                                  35,154,275
                                                                                                             ---------------

    UTILITIES .8%
(a) Sierra Pacific Resources Co. .......................................................           482,000         4,627,200
                                                                                                             ---------------
    TOTAL COMMON STOCKS (COST $384,961,189).............................................                         508,898,743
                                                                                                             ---------------

                                                                                         ----------------
                                                                                         PRINCIPAL AMOUNT
                                                                                         ----------------
    BONDS (COST $1,299,425) .2%
    PRODUCER MANUFACTURING
    Mueller Industries Inc., 6.00%, 11/1/14 ............................................ $      1,319,200          1,304,523
                                                                                                             ---------------
    TOTAL LONG TERM INVESTMENTS (COST $386,260,614).....................................                         510,203,266
                                                                                                             ---------------

                                                                                         ----------------
                                                                                              SHARES
                                                                                         ----------------
    SHORT TERM INVESTMENT (COST $33,276,278) 6.1%
    MONEY FUND
(b) Franklin Institutional Fiduciary Trust Money Market Portfolio ......................       33,276,278         33,276,278
                                                                                                             ---------------
    TOTAL INVESTMENTS (COST $419,536,892) 98.8%.........................................                         543,479,544
    OTHER ASSETS, LESS LIABILITIES 1.2%.................................................                           6,527,145
                                                                                                             ---------------
    NET ASSETS 100.0%...................................................................                     $   550,006,689
                                                                                                             ===============

(a)   Non-income producing.

(b) See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio.


                         Annual Report | See notes to financial statements. | 75

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2004

                                                             -----------------------------------------------------------------
                                                                 FRANKLIN         FRANKLIN         FRANKLIN        FRANKLIN
                                                              BALANCE SHEET       LARGE CAP        MICROCAP        SMALL CAP
                                                             INVESTMENT FUND     VALUE FUND       VALUE FUND      VALUE FUND
                                                             -----------------------------------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers...........................     $  1,886,646,416   $ 160,879,917   $  123,757,101   $ 386,260,614
  Cost - Non-controlled affiliated issuers (Note 9).....          207,975,047              --       76,084,007              --
  Cost - Sweep Money Fund (Note 7)......................          180,665,606      28,400,688      104,475,219      33,276,278
                                                             =================================================================
  Value - Unaffiliated issuers..........................        3,050,455,924     182,241,820      206,776,658     510,203,266
  Value - Non-controlled affiliated issuers (Note 9)....          277,843,415              --      103,252,690              --
  Value - Sweep Money Fund (Note 7).....................          180,665,606      28,400,688      104,475,219      33,276,278
 Repurchase agreements, at value and cost...............          461,015,049              --        4,408,907              --
 Cash...................................................                   --           7,685               --              --
 Receivables:
  Investment securities sold............................           44,185,296              --          851,980      11,320,319
  Capital shares sold...................................            6,083,049         583,073          155,803       2,093,863
  Dividends and interest................................            1,143,570         283,270          210,686         170,515
                                                             -----------------------------------------------------------------
      Total assets......................................        4,021,391,909     211,516,536      420,131,943     557,064,241
                                                             -----------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased.......................                   --         254,400          676,028       2,421,862
  Capital shares redeemed...............................            8,897,722         541,796          583,842       3,896,787
  Affiliates............................................            2,740,775         251,074          353,215         670,596
  Unaffiliated transfer agent fees......................            1,075,991              --           33,374          39,088
 Other liabilities......................................               98,959          29,359           21,779          29,219
                                                             -----------------------------------------------------------------
      Total liabilities.................................           12,813,447       1,076,629        1,668,238       7,057,552
                                                             -----------------------------------------------------------------
       Net assets, at value.............................     $  4,008,578,462   $ 210,439,907   $  418,463,705   $ 550,006,689
                                                             =================================================================
Net assets consist of:
 Undistributed net investment income....................     $     16,844,407   $     417,537   $      553,261   $   3,255,633
 Net unrealized appreciation (depreciation).............        1,233,677,876      21,361,903      110,188,240     123,942,652
 Accumulated net realized gain (loss)...................           77,315,663         468,071       21,345,729     (17,769,919)
 Capital shares.........................................        2,680,740,516     188,192,396      286,376,475     440,578,323
                                                             -----------------------------------------------------------------
       Net assets, at value.............................     $  4,008,578,462   $ 210,439,907   $  418,463,705   $ 550,006,689
                                                             =================================================================


76 | See notes to financial statements. | Annual Report

FRANKLIN VALUE INVESTORS TRUST

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2004

                                                             -----------------------------------------------------------------
                                                                 FRANKLIN         FRANKLIN         FRANKLIN        FRANKLIN
                                                              BALANCE SHEET       LARGE CAP        MICROCAP        SMALL CAP
                                                             INVESTMENT FUND     VALUE FUND       VALUE FUND      VALUE FUND
                                                             -----------------------------------------------------------------
CLASS A:
 Net assets, at value ..................................     $  3,716,567,270   $ 127,266,668   $  418,463,705   $ 295,999,613
                                                             -----------------------------------------------------------------
 Shares outstanding ....................................           68,885,089       9,080,806       12,136,604       8,611,735
                                                             -----------------------------------------------------------------
 Net asset value per share(a)...........................     $          53.95   $       14.01   $        34.48   $       34.37
                                                             -----------------------------------------------------------------
 Maximum offering price per share (net asset value
 per share / 94.25%) ...................................     $          57.24   $       14.86   $        36.58   $       36.47
                                                             -----------------------------------------------------------------
CLASS B:
 Net assets, at value ..................................     $    114,890,837   $  21,793,890               --   $  65,550,738
                                                             -----------------------------------------------------------------
 Shares outstanding ....................................            2,162,476       1,573,715               --       1,974,583
                                                             -----------------------------------------------------------------
 Net asset value and maximum offering price per share(a)     $          53.13   $       13.85               --   $       33.20
                                                             -----------------------------------------------------------------
CLASS C:
 Net assets, at value ..................................     $    129,398,916   $  57,965,625               --   $ 136,804,716
                                                             -----------------------------------------------------------------
 Shares outstanding ....................................            2,433,236       4,186,471               --       4,163,424
                                                             -----------------------------------------------------------------
 Net asset value and maximum offering price per share(a)     $          53.18   $       13.85               --   $       32.86
                                                             -----------------------------------------------------------------
CLASS R:
 Net assets, at value ..................................     $     21,020,026   $   3,413,724               --   $  24,950,788
                                                             -----------------------------------------------------------------
 Shares outstanding ....................................              391,497         245,085               --         728,597
                                                             -----------------------------------------------------------------
 Net asset value and maximum offering price per share(a)     $          53.69   $       13.93               --   $       34.24
                                                             -----------------------------------------------------------------
ADVISOR CLASS:
 Net assets, at value ..................................     $     26,701,413              --               --   $  26,700,834
                                                             -----------------------------------------------------------------
 Shares outstanding ....................................              494,058              --               --         758,417
                                                             -----------------------------------------------------------------
 Net asset value and maximum offering price per share(b)      $         54.05              --               --   $       35.21
                                                             -----------------------------------------------------------------

(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge and redemption fees retained by the Fund.

(b) Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.


                         Annual Report | See notes to financial statements. | 77

FRANKLIN VALUE INVESTORS TRUST

STATEMENTS OF OPERATIONS
for the year ended October 31, 2004

                                                             -----------------------------------------------------------------
                                                                FRANKLIN           FRANKLIN        FRANKLIN        FRANKLIN
                                                              BALANCE SHEET        LARGE CAP       MICROCAP        SMALL CAP
                                                             INVESTMENT FUND      VALUE FUND      VALUE FUND      VALUE FUND
                                                             -----------------------------------------------------------------
Investment income:
 Dividends
  Unaffiliated issuers..................................     $     46,776,678   $   2,932,042   $    2,719,981   $  10,437,767
  Non-controlled affiliated issuers (Note 9)............            2,656,252              --          744,143              --
  Sweep Money Fund (Note 7).............................            1,451,391         220,788          867,950         245,439
 Interest...............................................            6,934,884              --          724,007             673
                                                             -----------------------------------------------------------------
      Total investment income...........................           57,819,205       3,152,830        5,056,081      10,683,879
                                                             -----------------------------------------------------------------
Expenses:
 Management fees (Note 3)...............................           16,179,994         829,232        2,708,731       3,379,736
 Administrative fees (Note 3)...........................                   --         331,874               --              --
 Distribution fees: (Note 3)
  Class A...............................................            7,416,995         346,788          954,325         866,197
  Class B...............................................            1,101,036         172,428               --         568,760
  Class C...............................................            1,290,117         484,759               --       1,256,042
  Class R...............................................               83,587          13,377               --          84,778
 Transfer agent fees (Note 3)...........................            8,315,455         303,605          686,185       1,040,235
 Custodian fees (Note 4)................................               72,993           3,186            7,965           8,919
 Reports to shareholders................................              140,268          17,831           36,274          61,423
 Registration and filing fees...........................              197,273          68,476           47,214          90,251
 Professional fees......................................              118,164          22,838           28,353          33,243
 Trustees' fees and expenses............................              154,951           4,836           15,897          18,267
 Other..................................................              154,098           8,002           18,399          20,975
                                                             -----------------------------------------------------------------
      Total expenses....................................           35,224,931       2,607,232        4,503,343       7,428,826
      Expense reductions (Note 4).......................                 (542)             --             (388)            (70)
                                                             -----------------------------------------------------------------
       Net expenses.....................................           35,224,389       2,607,232        4,502,955       7,428,756
                                                             -----------------------------------------------------------------
        Net investment income...........................           22,594,816         545,598          553,126       3,255,123
                                                             -----------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments
   Unaffiliated issuers.................................           69,169,777       3,291,722       17,744,072      12,991,321
   Non-controlled affiliated issuers (Note 9)...........            6,355,908              --        3,711,819              --
   Closed end funds distributions.......................            2,453,318              --               --              --
  Foreign currency transactions.........................                4,748              --              135             510
                                                             -----------------------------------------------------------------
       Net realized gain (loss).........................           77,983,751       3,291,722       21,456,026      12,991,831
  Net change in unrealized appreciation (depreciation)
 on investments.........................................          557,660,760      13,829,912       32,272,169      72,409,583
                                                             -----------------------------------------------------------------
Net realized and unrealized gain (loss).................          635,644,511      17,121,634       53,728,195      85,401,414
                                                             -----------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations.......................................     $    658,239,327   $  17,667,232   $   54,281,321   $  88,656,537
                                                             =================================================================


78 | See notes to financial statements. | Annual Report

FRANKLIN VALUE INVESTORS TRUST

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended October 31, 2004 and 2003

                                                             --------------------------------------------------------------------
                                                                   FRANKLIN BALANCE SHEET               FRANKLIN LARGE CAP
                                                                      INVESTMENT FUND                       VALUE FUND
                                                             --------------------------------------------------------------------
                                                                   2004               2003             2004              2003
                                                             --------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ................................     $     22,594,816   $     8,064,597   $      545,598    $     226,792
   Net realized gain (loss) from investments and
 foreign currency transactions .........................           77,983,751        22,370,201        3,291,722       (1,197,959)
   Net change in unrealized appreciation
 (depreciation) on investments .........................          557,660,760       605,667,050       13,829,912       13,788,782
                                                             --------------------------------------------------------------------
       Net increase (decrease) in net assets
 resulting from operations .............................          658,239,327       636,101,848       17,667,232       12,817,615
 Distributions to shareholders from:
  Net investment income:
   Class A .............................................          (11,216,618)      (15,859,670)        (277,348)        (219,664)
   Class B .............................................                   --           (12,389)          (7,125)          (2,700)
   Class C .............................................                   --              (224)              --          (25,501)
   Class R .............................................              (27,350)          (48,332)         (11,953)            (608)
   Advisor Class .......................................             (129,682)         (136,670)              --               --
  Net realized gains:
   Class A .............................................          (20,640,023)      (16,010,960)              --               --
   Class B .............................................             (706,655)         (608,470)              --               --
   Class C .............................................             (856,169)         (796,029)              --               --
   Class R .............................................              (93,365)          (60,002)              --               --
   Advisor Class .......................................             (149,902)         (104,241)              --               --
                                                             --------------------------------------------------------------------
 Total distributions to shareholders ...................          (33,819,764)      (33,636,987)        (296,426)        (248,473)
 Capital share transactions: (Note 2)
   Class A .............................................          107,201,300       145,187,768       57,502,173       19,537,776
   Class B .............................................           (7,298,747)       (4,723,653)       9,156,057        4,694,580
   Class C .............................................          (19,964,837)      (14,490,811)      20,240,863       10,811,167
   Class R .............................................            4,827,099         3,342,448        2,285,591          666,777
   Advisor Class .......................................              352,508         2,990,936               --               --
                                                             --------------------------------------------------------------------
 Total capital share transactions ......................           85,117,323       132,306,688       89,184,684       35,710,300

 Redemption fees .......................................                  290                --            1,191               --
                                                             --------------------------------------------------------------------

    Net increase (decrease) in net assets ..............          709,537,176       734,771,549      106,556,681       48,279,442
Net assets:
 Beginning of year .....................................        3,299,041,286     2,564,269,737      103,883,226       55,603,784
                                                             --------------------------------------------------------------------
 End of year ...........................................     $  4,008,578,462   $ 3,299,041,286   $  210,439,907    $ 103,883,226
                                                             ====================================================================
Undistributed net investment income included in
 net assets:
  End of year ..........................................     $     16,844,407   $     4,719,559   $      417,537    $     168,365
                                                             ====================================================================


                         Annual Report | See notes to financial statements. | 79

FRANKLIN VALUE INVESTORS TRUST

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the years ended October 31, 2004 and 2003

                                                             --------------------------------------------------------------------
                                                                          FRANKLIN                           FRANKLIN
                                                                    MICROCAP VALUE FUND                SMALL CAP VALUE FUND
                                                             --------------------------------------------------------------------
                                                                   2004               2003             2004             2003
                                                             --------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ..........................    $        553,126   $      (388,657)  $    3,255,123    $  (1,019,579)
  Net realized gain (loss) from investments and
   foreign currency transactions ........................          21,456,026         7,256,754       12,991,831       (8,512,879)
  Net change in unrealized appreciation
   (depreciation) on investments ........................          32,272,169        64,006,345       72,409,583       85,145,032
                                                             --------------------------------------------------------------------
       Net increase (decrease) in net assets
         resulting from operations ......................          54,281,321        70,874,442       88,656,537       75,612,574
 Distributions to shareholders from:
  Net realized gains:
   Class A ..............................................          (7,051,025)      (13,669,360)              --               --
                                                             --------------------------------------------------------------------
 Total distributions to shareholders ....................          (7,051,025)      (13,669,360)              --               --
 Capital share transactions: (Note 2)
   Class A ..............................................          60,238,672        23,227,153       48,360,444       19,380,987
   Class B ..............................................                  --                --        7,324,786        8,827,006
   Class C ..............................................                  --                --        3,797,776        6,169,326
   Class R ..............................................                  --                --       14,979,225        4,689,321
   Advisor Class ........................................                  --                --        9,797,497          804,441
                                                             --------------------------------------------------------------------
 Total capital share transactions .......................          60,238,672        23,227,153       84,259,728       39,871,081

 Redemption fees ........................................                   3                --            1,374               --
                                                             --------------------------------------------------------------------

       Net increase (decrease) in net assets ............         107,468,971        80,432,235      172,917,639      115,483,655
 Net assets:
  Beginning of year .....................................         310,994,734       230,562,499      377,089,050      261,605,395
                                                             --------------------------------------------------------------------
  End of year ...........................................    $    418,463,705   $   310,994,734   $  550,006,689    $ 377,089,050
                                                             ====================================================================
 Undistributed net investment income included in
    net assets:
      End of year .......................................    $        553,261   $            --   $    3,255,633    $          --
                                                             ====================================================================


80 | See notes to financial statements | Annual Report

FRANKLIN VALUE INVESTORS TRUST

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Value Investors Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of four series (the Funds). All Funds are non-diversified except the Franklin Large Cap Value Fund. The Funds and their investment objectives are:

--------------------------------------------------------------------------
CAPITAL APPRECIATION              TOTAL RETURN
--------------------------------------------------------------------------
Franklin Large Cap Value Fund     Franklin Balance Sheet Investment Fund
                                  Franklin MicroCap Value Fund
                                  Franklin Small Cap Value Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Debt securities, other over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices by independent pricing services or recognized dealers in such securities. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities (including restricted securities) will be valued at fair value. Investments in open-end mutual funds are valued at the closing net asset value. Repurchase agreements are valued at cost. All security valuation procedures are approved by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


                                                              Annual Report | 81

FRANKLIN VALUE INVESTORS TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. JOINT REPURCHASE AGREEMENT

The Funds may enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At October 31, 2004, all repurchase agreements had been entered into on October 29, 2004.

D. FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

E. INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.


82 | Annual Report

FRANKLIN VALUE INVESTORS TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. REDEMPTION FEES

Redemptions and exchanges of the Funds' shares held five trading days or less (30 days or less prior to June 1, 2004 and 90 days less prior to January 1, 2004) may be subject to the Funds' redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Funds and accounted for as additional paid-in capital as noted in the Statement of Changes in Net Assets.

I. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

-------------------------------------------------------------------------------------------------------
                                CLASS A, CLASS B, CLASS C        CLASS A, CLASS B, CLASS C,
CLASS A                         & CLASS R                        CLASS R & ADVISOR CLASS
-------------------------------------------------------------------------------------------------------
Franklin MicroCap Value Fund    Franklin Large Cap Value Fund    Franklin Balance Sheet Investment Fund
                                                                 Franklin Small Cap Value Fund


                                                              Annual Report | 83

FRANKLIN VALUE INVESTORS TRUST

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

At October 31, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                     -----------------------------------------------------------------
                                             FRANKLIN BALANCE                 FRANKLIN LARGE CAP
                                           SHEET INVESTMENT FUND                  VALUE FUND
                                     -----------------------------------------------------------------
                                         SHARES           AMOUNT           SHARES           AMOUNT
                                     -----------------------------------------------------------------
CLASS A SHARES:
Year ended October 31, 2004
 Shares sold ....................       22,398,748    $ 1,111,639,999      5,608,036    $   75,526,212
 Shares issued in reinvestment
  of distributions ..............          633,148         29,099,486         18,852           239,983
 Shares redeemed ................      (20,821,627)    (1,033,538,185)    (1,352,582)      (18,264,022)
                                     -----------------------------------------------------------------
 Net increase (decrease) ........        2,210,269    $   107,201,300      4,274,306    $   57,502,173
                                     =================================================================
Year ended October 31, 2003
 Shares sold ....................       20,697,756    $   809,263,017      2,547,880    $   29,190,304
 Shares issued in reinvestment
  of distributions ..............          778,906         28,920,773         17,273           182,921
 Shares redeemed ................      (17,858,438)      (692,996,022)      (891,670)       (9,835,449)
                                     -----------------------------------------------------------------
 Net increase (decrease) ........        3,618,224    $   145,187,768      1,673,483    $   19,537,776
                                     =================================================================
CLASS B SHARES:
Year ended October 31, 2004
 Shares sold ....................           95,392    $     4,656,339        899,302    $   11,973,411
 Shares issued in reinvestment
  of distributions ..............           14,458            658,813            471             5,954
 Shares redeemed ................         (257,470)       (12,613,899)      (210,293)       (2,823,308)
                                     -----------------------------------------------------------------
 Net increase (decrease) ........         (147,620)   $    (7,298,747)       689,480    $    9,156,057
                                     =================================================================
Year ended October 31, 2003
 Shares sold ....................          133,698    $     5,117,716        537,665    $    6,120,339
 Shares issued in reinvestment
  of distributions ..............           15,648            578,344            210             2,212
 Shares redeemed ................         (274,853)       (10,419,713)      (132,518)       (1,427,971)
                                     -----------------------------------------------------------------
 Net increase (decrease) ........         (125,507)   $    (4,723,653)       405,357    $    4,694,580
                                     =================================================================
CLASS C SHARES:
Year ended October 31, 2004
 Shares sold ....................          136,094    $     6,638,356      2,349,647    $   31,189,672
 Shares issued in reinvestment
  of distributions ..............           17,212            785,232             --                --
 Shares redeemed ................         (562,212)       (27,388,425)      (817,613)      (10,948,809)
                                     -----------------------------------------------------------------
 Net increase (decrease) ........         (408,906)   $   (19,964,837)     1,532,034    $   20,240,863
                                     =================================================================
Year ended October 31, 2003
 Shares sold ....................          226,204    $     8,747,145      1,545,808    $   17,336,290
 Shares issued in reinvestment
  of distributions ..............           19,810            732,949          2,084            21,990
 Shares redeemed ................         (627,665)       (23,970,905)      (599,970)       (6,547,113)
                                     -----------------------------------------------------------------
 Net increase (decrease) ........         (381,651)   $   (14,490,811)       947,922    $   10,811,167
                                     =================================================================


84 | Annual Report

FRANKLIN VALUE INVESTORS TRUST

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                     -----------------------------------------------------------------
                                             FRANKLIN BALANCE                 FRANKLIN LARGE CAP
                                           SHEET INVESTMENT FUND                  VALUE FUND
                                     -----------------------------------------------------------------
                                         SHARES            AMOUNT          SHARES            AMOUNT
                                     -----------------------------------------------------------------
CLASS R SHARES:
Year ended October 31, 2004
 Shares sold ....................          176,873    $     8,783,324        256,816    $    3,332,363
 Shares issued in reinvestment
  of distributions ..............            2,632            120,714            944            11,953
 Shares redeemed ................          (82,421)        (4,076,939)       (79,611)       (1,058,725)
                                     -----------------------------------------------------------------
 Net increase (decrease) ........           97,084    $     4,827,099        178,149    $    2,285,591
                                     =================================================================
Year ended October 31, 2003
 Shares sold ....................          161,943    $     6,348,241         79,757    $      874,524
 Shares issued in reinvestment
  of distributions ..............            2,908            107,759             50               521
 Shares redeemed ................          (80,456)        (3,113,552)       (19,106)         (208,268)
                                     -----------------------------------------------------------------
 Net increase (decrease) ........           84,395    $     3,342,448         60,701    $      666,777
                                     =================================================================
ADVISOR CLASS SHARES:
Year ended October 31, 2004
 Shares sold ....................          116,528    $     5,820,767
 Shares issued in reinvestment
  of distributions ..............            4,065            186,793
 Shares redeemed ................         (113,763)        (5,655,052)
                                     --------------------------------
 Net increase (decrease) ........            6,830    $       352,508
                                     ================================
Year ended October 31, 2003
 Shares sold ....................          153,679    $     5,954,959
 Shares issued in reinvestment...
  of distributions ..............            3,674            136,339
 Shares redeemed ................          (80,066)        (3,100,362)
                                     --------------------------------
 Net increase (decrease) ........           77,287    $     2,990,936
                                     ================================

                                     -----------------------------------------------------------------
                                               FRANKLIN MICROCAP                 FRANKLIN SMALL CAP
                                                   VALUE FUND                        VALUE FUND
                                     -----------------------------------------------------------------
                                         SHARES          AMOUNT            SHARES           AMOUNT
                                     -----------------------------------------------------------------
CLASS A SHARES:
Year ended October 31, 2004
 Shares sold ....................        4,164,161    $   135,904,164      3,210,287    $  102,176,822
 Shares issued in reinvestment
 of distributions ...............          200,780          6,332,588             --                --
 Shares redeemed ................       (2,456,235)       (81,998,080)    (1,699,554)      (53,816,378)
                                     -----------------------------------------------------------------
 Net increase (decrease) .....           1,908,706    $    60,238,672      1,510,733    $   48,360,444
                                     =================================================================
Year ended October 31, 2003   ...
 Shares sold .................           3,186,352    $    86,356,640      2,842,450    $   68,246,391
 Shares issued in reinvestment
 of distributions ...............          520,399         12,317,864             --                --
 Shares redeemed ................       (3,049,998)       (75,447,351)    (2,070,696)      (48,865,404)
                                     -----------------------------------------------------------------
 Net increase (decrease) ........          656,753    $    23,227,153        771,754    $   19,380,987
                                     =================================================================


                                                              Annual Report | 85

FRANKLIN VALUE INVESTORS TRUST

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)
                                                       ------------------------
                                                           FRANKLIN SMALL CAP
                                                               VALUE FUND
                                                       ------------------------
                                                         SHARES       AMOUNT
                                                       ------------------------
CLASS B SHARES:
Year ended October 31, 2004
 Shares sold .......................................     501,738   $ 15,306,848
 Shares redeemed ...................................    (262,102)    (7,982,062)
                                                       ------------------------
 Net increase (decrease) ...........................     239,636   $  7,324,786
                                                       ========================
Year ended October 31, 2003
 Shares sold .......................................     633,600   $ 14,738,289
 Shares redeemed ...................................    (261,303)    (5,911,283)
                                                       ------------------------
 Net increase (decrease) ...........................     372,297   $  8,827,006
                                                       ========================
CLASS C SHARES:
Year ended October 31, 2004
 Shares sold .......................................   1,133,265   $ 34,081,417
 Shares redeemed ...................................   1,000,339)   (30,283,641)
                                                       ------------------------
 Net increase (decrease) ...........................     132,926   $  3,797,776
                                                       ========================
Year ended October 31, 2003
 Shares sold .......................................   1,221,987   $ 28,165,091
 Shares redeemed ...................................    (974,388)   (21,995,765)
                                                       ------------------------
 Net increase (decrease) ...........................     247,599   $  6,169,326
                                                       ========================
CLASS R SHARES:
Year ended October 31, 2004
 Shares sold .......................................     706,009   $ 22,144,414
 Shares redeemed ...................................    (223,223)    (7,165,189)
                                                       ------------------------
 Net increase (decrease) ...........................     482,786   $ 14,979,225
                                                       ========================
Year ended October 31, 2003
 Shares sold .......................................     234,973   $  5,623,929
 Shares redeemed ...................................     (38,705)      (934,608)
                                                       ------------------------
 Net increase (decrease) ...........................     196,268   $  4,689,321
                                                       ========================
ADVISOR CLASS SHARES:
Year ended October 31, 2004
 Shares sold .......................................     393,552   $ 12,700,231
 Shares redeemed ...................................     (89,967)    (2,902,734)
                                                       ------------------------
 Net increase (decrease) ...........................     303,585   $  9,797,497
                                                       ========================
Year ended October 31, 2003
 Shares sold .......................................     153,439   $  3,802,161
 Shares redeemed ...................................    (123,980)    (2,997,720)
                                                       ------------------------
 Net increase (decrease) ...........................      29,459   $    804,441
                                                       ========================


86 | Annual Report

FRANKLIN VALUE INVESTORS TRUST

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

-----------------------------------------------------------------------------------------
ENTITY                                                           AFFILIATION
-----------------------------------------------------------------------------------------
Franklin Advisory Services LLC (Advisory Services)               Investment manager
Franklin Templeton Services LLC (FT Services)                    Administrative manager
Franklin Templeton Distributors Inc. (Distributors)              Principal underwriter
Franklin Templeton Investor Services LLC (Investor Services)     Transfer agent

A. MANAGEMENT FEES

The Franklin Balance Sheet Investment Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE        NET ASSETS
--------------------------------------------------------------------------------
         .625%             First $100 million
         .500%             Over $100 million, up to and including $250 million
         .450%             Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

The Franklin Large Cap Value Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE        NET ASSETS
--------------------------------------------------------------------------------
         .550%             First $500 million
         .450%             Over $500 million, up to and including $1 billion
         .400%             Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

The Franklin MicroCap Value Fund pays an investment management fee to Advisory Services of .75% per year of the average daily net assets of the fund.

The Franklin Small Cap Value Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE        NET ASSETS
--------------------------------------------------------------------------------
         .750%             First $500 million
         .625%             Over $500 million, up to and including $1 billion
         .500%             Over $1 billion


                                                              Annual Report | 87

FRANKLIN VALUE INVESTORS TRUST

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Franklin Large Cap Value Fund pays an administrative fee to FT Services of ..20% per year of the fund's average daily net assets.

Under an agreement with Advisory Services, FT Services provides administrative services to the Franklin Balance Sheet Investment Fund, the Franklin MicroCap Value Fund, and the Franklin Small Cap Value Fund. The fee is paid by Advisory Services based on average daily net assets, and is not an additional expense of the funds.

C. DISTRIBUTION FEES

The Funds reimburse Distributors for costs incurred in marketing the Funds' shares under a Rule 12b-1 plan up to a certain percentage per year of their average daily net assets of each class as follows:

                                            -----------------------------------------------------
                                               FRANKLIN        FRANKLIN    FRANKLIN     FRANKLIN
                                            BALANCE SHEET      LARGE CAP   MICROCAP     SMALL CAP
                                            INVESTMENT FUND   VALUE FUND  VALUE FUND   VALUE FUND
                                            -----------------------------------------------------
Class A.................................          .25%            .35%       .25%          35%
Class B.................................         1.00%           1.00%        --         1.00%
Class C.................................         1.00%           1.00%        --         1.00%
Class R.................................          .50%            .50%        --          .50%

Under the Class A distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sale of the Funds' shares for the year:

                                             -------------------------------------------------------
                                                FRANKLIN        FRANKLIN     FRANKLIN     FRANKLIN
                                              BALANCE SHEET    LARGE CAP     MICROCAP     SMALL CAP
                                             INVESTMENT FUND   VALUE FUND   VALUE FUND   VALUE FUND
                                             -------------------------------------------------------
Sales charges received...................... $        86,156   $  153,509   $  224,883   $   254,535
Contingent deferred sales charges retained.. $       179,477   $   39,482   $   49,970   $   108,174


88 | Annual Report

FRANKLIN VALUE INVESTORS TRUST

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES

The Funds paid transfer agent fees as noted in the Statement of Operations of which the following amounts were paid to Investor Services:

                                            --------------------------------------------------------
                                                FRANKLIN        FRANKLIN     FRANKLIN     FRANKLIN
                                              BALANCE SHEET    LARGE CAP     MICROCAP     SMALL CAP
                                             INVESTMENT FUND   VALUE FUND   VALUE FUND   VALUE FUND
                                            --------------------------------------------------------
Transfer agent fees .......................  $     4,101,904   $  224,240   $  468,182   $   747,768

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the year ended October 31, 2004, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At October 31, 2004, the Franklin Small Cap Value Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                             ---------------
                                                FRANKLIN
                                                SMALL CAP
                                               VALUE FUND
                                             ---------------
Capital loss carryovers expiring in:

 2007 .....................................  $     5,348,582
 2008 .....................................        1,120,571
 2010 .....................................        2,477,451
 2011 .....................................        8,539,454
                                             ---------------
                                             $    17,486,058
                                             ===============

The tax character of distributions paid during the years ended October 31, 2004 and 2003, was as follows:

                                             ----------------------------------------------------
                                                   FRANKLIN BALANCE          FRANKLIN LARGE CAP
                                                 SHEET INVESTMENT FUND           VALUE FUND
                                             ----------------------------------------------------
                                                  2004            2003         2004       2003
                                             ----------------------------------------------------
Distributions paid from:
 Ordinary income .........................   $    10,994,091  $ 21,999,961  $  296,426  $ 248,473
 Long term capital gain ..................        22,825,673    11,637,026          --         --
                                             ----------------------------------------------------
                                             $    33,819,764  $ 33,636,987  $  296,426  $ 248,473
                                             ====================================================


                                                              Annual Report | 89

FRANKLIN VALUE INVESTORS TRUST

5. INCOME TAXES (CONTINUED)

                                             ----------------------------------------------------
                                                   FRANKLIN MICROCAP         FRANKLIN SMALL CAP
                                                      VALUE FUND                  VALUE FUND
                                             ----------------------------------------------------
                                                  2004            2003         2004       2003
                                             ----------------------------------------------------
Distributions paid from:
 Ordinary income ..........................  $            --  $  3,874,717  $       --  $      --
 Long term capital gain ...................        7,051,025     9,794,643          --         --
                                             ----------------------------------------------------
                                             $     7,051,025  $ 13,669,360  $       --  $      --
                                             ====================================================

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of bond discounts and premiums and foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, bond discounts and premiums and foreign currency transactions.

At October 31, 2004, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

                                     -------------------------------------------------------------
                                         FRANKLIN        FRANKLIN       FRANKLIN       FRANKLIN
                                      BALANCE SHEET      LARGE CAP      MICROCAP       SMALL CAP
                                     INVESTMENT FUND    VALUE FUND     VALUE FUND     VALUE FUND
                                     -------------------------------------------------------------
Cost of investments ...............  $  2,736,965,403  $ 189,280,605  $ 308,835,089  $ 419,820,740
                                     -------------------------------------------------------------
Unrealized appreciation ...........  $  1,280,290,022  $  22,660,291  $ 115,023,174  $ 135,312,109
Unrealized depreciation ...........       (47,275,431)    (1,298,388)    (4,944,789)   (11,653,305)
                                     -------------------------------------------------------------
Net unrealized appreciation
 (depreciation) ...................  $  1,233,014,591  $  21,361,903  $ 110,078,385  $ 123,658,804
                                     -------------------------------------------------------------
Undistributed ordinary income .....  $     30,358,941  $     417,537  $   1,554,659  $   3,255,622
Undistributed long term
 capital gains ....................        64,464,415        468,071     20,454,186             --
                                     -------------------------------------------------------------
Distributable earnings ............  $     94,823,356  $     885,608  $  22,008,845  $   3,255,622
                                     =============================================================


90 | Annual Report

FRANKLIN VALUE INVESTORS TRUST

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended October 31, 2004 were as follows:

                                     -------------------------------------------------------------
                                         FRANKLIN        FRANKLIN       FRANKLIN       FRANKLIN
                                      BALANCE SHEET      LARGE CAP      MICROCAP       SMALL CAP
                                     INVESTMENT FUND    VALUE FUND     VALUE FUND     VALUE FUND
                                     -------------------------------------------------------------
Purchases .........................  $   425,065,970   $ 107,614,606  $  33,488,816  $ 143,183,884
Sales .............................  $   205,797,620   $  30,684,083  $  44,158,594  $  75,840,008

7. INVESTMENTS IN THE FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the investment manager). Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

8. RESTRICTED SECURITIES

At October 31, 2004, investments in securities included issues that are restricted and illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At October 31, 2004, the MicroCap Value Fund held investments in restricted and illiquid securities that were valued under approved methods by the Trustees, as follows:

--------------------------------------------------------------------------------------------------
                                                        ACQUISITION
 SHARES    ISSUER                                          DATE           COST          VALUE
--------------------------------------------------------------------------------------------------
200,000    Seneca Foods Corp., cvt. pfd .............       7/01/04   $   3,400,000  $   3,258,000
                                                                                     -------------
TOTAL RESTRICTED SECURITIES (.78% OF NET ASSETS)...................................  $   3,258,000
                                                                                     =============


                                                              Annual Report | 91

FRANKLIN VALUE INVESTORS TRUST

9. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Franklin Balance Sheet Investment Fund and the Franklin MicroCap Value Fund at October 31, 2004 were as shown below.

------------------------------------------------------------------------------------------------------------------------------------
                                            NUMBER OF                            NUMBER OF
                                           SHARES HELD                          SHARES HELD     VALUE                     REALIZED
                                           AT BEGINNING    GROSS      GROSS       AT END        AT END       INVESTMENT   CAPITAL
NAME OF ISSUER                               OF YEAR     ADDITIONS  REDUCTIONS    OF YEAR      OF YEAR         INCOME    GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN BALANCE SHEET INVESTMENT FUND
Alaska Air Group Inc. ..................      1,350,600         --          --    1,350,600  $ 35,574,804    $       --  $       --
Aztar Corp .............................      3,000,000         --      70,000    2,930,000    90,683,500            --   1,001,282
Champps Entertainment Inc. .............        920,000         --          --      920,000     7,976,400            --          --
Delta Woodside Industries Inc.                  560,000         --       5,000      555,000       480,075            --     (70,126)
DIMON Inc. .............................      2,504,200         --          --    2,504,200    14,574,444       751,260          --
Dollar Thrifty Automotive Group Inc.          1,800,000         --          --    1,800,000    43,416,000            --          --
Handleman Co. ..........................      1,300,000         --     300,000    1,000,000            (a)      294,000   4,121,915
Haverty Furniture Cos. Inc. ............        920,000         --          --      920,000    15,529,600       230,000          --
Insteel Industries Inc. ................        560,000         --     304,600      255,400            (a)           --   1,302,837
SYMS CORP ..............................      1,430,000         --          --    1,430,000    15,243,800            --          --
TECUMSEH PRODUCTS CO., A ...............        778,900         --          --      778,900    33,710,792       996,992          --
TECUMSEH PRODUCTS CO., B ...............        300,000         --          --      300,000    12,450,000       384,000          --
Xanser Corp ............................      2,800,000         --          --    2,800,000     8,204,000            --          --
                                                                                             --------------------------------------
TOTAL AFFILIATED SECURITIES
(6.93% OF NET ASSETS) .....................................................................  $277,843,415    $2,656,252  $6,355,908
                                                                                             ======================================


92 | Annual Report

FRANKLIN VALUE INVESTORS TRUST

9. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                            NUMBER OF                            NUMBER OF
                                           SHARES HELD                          SHARES HELD     VALUE
                                           AT BEGINNING    GROSS      GROSS       AT END        AT END       INVESTMENT   REALIZED
NAME OF ISSUER                               OF YEAR     ADDITIONS  REDUCTIONS    OF YEAR      OF YEAR         INCOME    GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN MICROCAP VALUE FUND
ACMAT Corp., A .........................        392,800         --          --      392,800  $  4,968,920    $       --  $       --
American Pacific Corp. .................        668,900         --       9,900      659,000     4,971,496       280,938      37,955
Art's-Way Manufacturing Co. Inc. .......        134,500         --          --      134,500       645,600            --          --
Commonwealth Industries Inc. ...........        870,000         --     250,000      620,000            (a)           --   1,260,185
Continental Materials Corp. ............         99,500         --          --       99,500     2,771,075            --          --
Delta Apparel Inc. .....................        340,000         --          --      340,000     7,667,000        88,400          --
Duckwall-ALCO Stores Inc. ..............        300,000     30,000          --      330,000     5,398,800            --          --
Ecology & Environment Inc., A ..........        230,000         --      15,000      215,000     1,935,000        75,650      27,628
Espey Manufacturing & Electronics Corp.          78,000         --          --       78,000     2,184,000        79,950          --
Fresh Brands Inc. ......................        264,000    636,000          --      900,000     7,011,000        23,760          --
Gehl Co. ...............................        405,200     14,800          --      420,000     8,400,000            --          --
Haggar Corp. ...........................        420,000         --          --      420,000     6,820,800        63,000          --
Hardinge Inc. ..........................        700,000     25,600          --      725,600     8,133,976        21,371          --
International Shipholding Corp. ........        480,000         --          --      480,000     6,624,000            --          --
Invivo Corp ............................        402,000         --     402,000           --            (a)           --   5,589,550
Merchants Group Inc ....................        190,000         --          --      190,000     4,398,500        76,000          --
Nashua Corp ............................        475,000         --          --      475,000     5,391,250            --          --
Northwest Pipe Company .................        177,300    155,700          --      333,000     5,657,670            --          --
Rockford Corp ..........................             --    575,000          --      575,000     2,127,500            --          --
S&K Famous Brands Inc. .................        260,000         --          --      260,000     3,679,000            --          --
Seneca Foods Corp., A ..................        256,600         --          --      256,600     4,747,100            --          --
Seneca Foods Corp., B ..................        121,500         --          --      121,500     2,247,750            --          --
Seneca Foods Corp., cvt. pfd. ..........             --    200,000          --      200,000     3,258,000            --          --
United Retail Group Inc. ...............        830,000         --     830,000           --            (a)           --  (3,203,499)
Village Super Market Inc., A ...........        110,675      4,500          --      115,175     4,214,253        35,074          --
                                                                                             --------------------------------------
TOTAL AFFILIATED SECURITIES
(24.67% OF NET ASSETS) ....................................................................  $103,252,690    $  744,143  $3,711,819
                                                                                             ======================================

(a)   As of October 31, 2004, no longer an affiliate.


                                                              Annual Report | 93

FRANKLIN VALUE INVESTORS TRUST

10. REGULATORY MATTERS

GOVERNMENTAL INVESTIGATIONS AND SETTLEMENTS

A. INVESTIGATIONS

As part of various investigations by the Securities and Exchange Commission ("SEC"), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, Inc. ("NASD") relating to certain practices in the mutual fund industry, including late trading, market timing and market support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees provided documents and information in response to these requests and subpoenas. In addition, the Company has responded, and in one instance, is currently responding to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

Franklin Templeton Investments Corp. ("FTIC"), a Company subsidiary and the investment manager of Franklin Templeton's Canadian mutual funds, has been cooperating with and responding to requests for information from the Ontario Securities Commission (the "OSC") relating to the OSC's review of frequent trading practices within the Canadian mutual fund industry. On December 10, 2004, FTIC received a letter indicating that the staff of the OSC is contemplating enforcement proceedings against FTIC before the OSC. In its letter, the OSC staff expressed the view that, over the period of February 1999 to February 2003, there were certain accounts that engaged in a frequent trading market timing strategy in certain funds being managed by FTIC. The letter also gave FTIC the opportunity to respond to the issues raised in the letter and to provide the OSC staff with additional information relevant to these matters. The Company expects to enter into discussions with the OSC staff in an effort to resolve the issues raised in the OSC's review. The Company cannot predict the likelihood of whether those discussions will result in a settlement, or the terms of any such settlement.

On December 9, 2004, the staff of the NASD informed the Company that it has made a preliminary determination to recommend a disciplinary proceeding against Franklin/Templeton Distributors, Inc. ("FTDI"), alleging that FTDI violated certain NASD rules by the use of directed brokerage commissions to pay for sales and marketing support. FTDI has also received a separate letter from the NASD staff advising FTDI of the NASD staff's preliminary determination to recommend a disciplinary proceeding against FTDI alleging violation of certain NASD rules relating to FTDI's Top Producers program. The Company believes that any such charges are unwarranted.


94 | Annual Report

FRANKLIN VALUE INVESTORS TRUST

10. REGULATORY MATTERS (CONTINUED)

GOVERNMENTAL INVESTIGATIONS AND SETTLEMENTS (CONTINUED)

B. SETTLEMENTS

On August 2, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Advisers, Inc. reached an agreement with the SEC that resolved the issues resulting from the SEC's investigation into market timing activity. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (the "Order"). The SEC's Order concerned the activities of a limited number of third parties that ended in 2000 and those that were the subject of the first Massachusetts administrative complaint described below.

Under the terms of the SEC's Order, pursuant to which Franklin Advisers, Inc. neither admitted nor denied any of the findings contained therein, Franklin Advisers, Inc. agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. At this time, it is unclear which funds or which shareholders of any particular fund will receive distributions. The SEC Order also requires Franklin Advisers, Inc. to, among other things, enhance and periodically review compliance policies and procedures.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. and Franklin Templeton Alternative Strategies, Inc. ("FTAS"), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the "State of Massachusetts") related to the administrative complaint filed on February 4, 2004. The administrative complaint concerned one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers, Inc. reached with the SEC, as described above.

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers, Inc. and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (the "Massachusetts Consent Order"). The Massachusetts Consent Order included two different sections: "Statement of Fact" and "Violations of Massachusetts Securities Laws." Franklin Advisers, Inc. and FTAS admitted the facts in the Statements of Fact.

On October 25, 2004, the State of Massachusetts filed a second administrative complaint, alleging that Franklin Resources Inc.'s Form 8-K filing (in which it described the Massachusetts Consent Order and stated that "Franklin did not admit or deny engaging in any wrongdoing") failed to state that Franklin Advisers, Inc. and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order (the "Second Complaint"). Franklin Resources, Inc. reached a second agreement with the State of Massachusetts on November 19, 2004, resolving the Second Complaint. As a result of the November 19, 2004 settlement, Franklin Resources, Inc. filed a


                                                              Annual Report | 95

FRANKLIN VALUE INVESTORS TRUST

10. REGULATORY MATTERS (CONTINUED)

GOVERNMENTAL INVESTIGATIONS AND SETTLEMENTS (CONTINUED)

B. SETTLEMENTS (CONTINUED)

new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that FTDI reached an agreement with the California Attorney General's Office ("CAGO"), resolving the issues resulting from the CAGO's investigation concerning sales and marketing support payments. The Company believes that the settlement of the CAGO matter is in the best interest of the Company and its fund shareholders. Under the terms of the settlement, FTDI neither admitted nor denied the allegations in the CAGO's complaint and agreed to pay $2 million to the State of California as a civil penalty, $14 million to Franklin Templeton funds and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that its subsidiaries FTDI and Franklin Advisers, Inc. reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities Exchange Act of 1934" (the "Order").

The Company believes that the settlement of this matter is in the best interest of the Company and its fund shareholders. Under the terms of the Order, in which FTDI and Franklin Advisers, Inc. neither admitted nor denied the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar). FTDI and Franklin Advisers, Inc. also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the funds' Prospectuses and Statements of Additional Information. The Order further requires the appointment of an independent distribution consultant, at the Company's expense, who shall develop a plan for the distribution of the penalty and disgorgement to the funds.

OTHER LEGAL PROCEEDINGS

The Trust, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Various subsidiaries of Franklin Resources, Inc., as well as certain funds managed by those subsidiaries, have also been named in multiple lawsuits filed in the state courts in Illinois. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity,


96 | Annual Report

FRANKLIN VALUE INVESTORS TRUST

10. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)

or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Massachusetts administrative complaint described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or the Company. Additionally, FTIC was recently served with a class action market timing complaint in Quebec, Canada.

In addition, the Company, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees. These lawsuits are styled as class actions and derivative actions brought on behalf of certain funds.

The Company's management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them. The Company cannot predict with certainty, however, the eventual outcome of the remaining governmental investigations or private lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on future financial results. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of the funds' shareholders.


                                                              Annual Report | 97

FRANKLIN VALUE INVESTORS TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN VALUE INVESTORS TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Value Investors Trust (hereafter referred to as the "Funds") at October 31, 2004, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 15, 2004


98 | Annual Report

FRANKLIN VALUE INVESTORS TRUST

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Funds hereby designate the following amounts as capital gain dividends for the fiscal year ended October 31, 2004:

                              -------------------------------------------
                                 FRANKLIN        FRANKLIN      FRANKLIN
                               BALANCE SHEET    LARGE CAP      MICROCAP
                              INVESTMENT FUND   VALUE FUND    VALUE FUND
                              -------------------------------------------
                              $    64,464,415   $  468,071   $ 20,454,493

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under
Section 1(h)(11) of the Code for fiscal year ended October 31, 2004:

            --------------------------------------------------------
               FRANKLIN        FRANKLIN     FRANKLIN      FRANKLIN
             BALANCE SHEET     LARGE CAP    MICROCAP     SMALL CAP
            INVESTMENT FUND   VALUE FUND   VALUE FUND    VALUE FUND
            --------------------------------------------------------
            $  47,855,600     $ 2,946,701  $ 3,090,430  $ 10,210,527

In January 2005, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2004. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the Funds hereby designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended October 31, 2004:

                              ------------------------------------------
                                 FRANKLIN        FRANKLIN      FRANKLIN
                               BALANCE SHEET    LARGE CAP      MICROCAP
                              INVESTMENT FUND   VALUE FUND    VALUE FUND
                              ------------------------------------------
                                          100%         100%          100%


                                                              Annual Report | 99

BOARD MEMBERS AND OFFICERS

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
                                                  LENGTH OF       FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS             POSITION        TIME SERVED     BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
FRANK T. CROHN (80)               Trustee         Since 1989      5                         Director, Unity Mutual Life Insurance
One Franklin Parkway                                                                        Company.
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman, Eastport Lobster & Fish Company; and FORMERLY, Chief Executive Officer and Chairman, Financial Benefit Life Insurance
Company (insurance and annuities) (until 1996); Chief Executive Officer National Benefit Life Insurance Co. (insurance) (1963-1982);
and Director, AmVestors Financial Corporation (until 1997).
------------------------------------------------------------------------------------------------------------------------------------
BURTON J. GREENWALD (74)          Trustee         Since 2001      12                        Director, Fiduciary Emerging Markets
One Franklin Parkway                                                                        Bond Fund PLC and Fiduciary
San Mateo, CA 94403-1906                                                                    International Ireland Limited.
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Managing Director, B.J. Greenwald Associates, management consultants to the financial services industry.
------------------------------------------------------------------------------------------------------------------------------------
CHARLES RUBENS II (74)            Trustee         Since 1989      12                        None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor.
------------------------------------------------------------------------------------------------------------------------------------
LEONARD RUBIN (79)                Trustee         Since 1989      12                        None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Partner in LDR Equities, LLC (manages personal investments); and FORMERLY, President, F.N.C. Textiles, Inc.; and Chairman of the
Board, Carolace Embroidery Co., Inc. (until 1996).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT E. WADE (58)               Trustee         Since October   12                        Director, El Oro and Exploration Co.,
One Franklin Parkway                              2004                                      p.l.c., and FORMERLY, Director, El Oro
San Mateo, CA 94403-1906                                                                    Mining and Exploration Company,
                                                                                            p.l.c and The Exploration Company,
                                                                                            p.l.c. (until 2003).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Practicing attorney.
------------------------------------------------------------------------------------------------------------------------------------


100 | Annual Report

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
                                                 LENGTH OF        FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION        TIME SERVED      BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**WILLIAM J. LIPPMAN (79)        Trustee,        Trustee and      18                        None
One Parker Plaza, 9th Floor      President and   President since
Fort Lee, NJ 07024               Chief           1989 and Chief
                                 Executive       Executive Officer
                                 Officer -       - Investment
                                 Investment      Management
                                 Management      since 2002
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Private Client Group, Inc.; President, Franklin Advisory Services, LLC.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of two of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (59)             Vice President   Since 1989      Not Applicable            None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services,
Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (52)              Chief           Since July 2004  Not Applicable            None
One Franklin Parkway             Compliance
San Mateo, CA 94403-1906         Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin Resources, Inc.,
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (42)             Treasurer       Since July 2004  Not Applicable            None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Officer of 34 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and
Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton
Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
------------------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (44)          Vice President  Since 1995       Not Applicable            None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin
Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive
Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer,
Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                             Annual Report | 101

------------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
                                                 LENGTH OF        FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION        TIME SERVED      BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (57)            Senior Vice     Since 2002       Not Applicable            None
500 East Broward Blvd.           President and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (57)               Vice President  Since 2000       Not Applicable            None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.;
officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and
Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (57)            Vice President  Since 2000       Not Applicable            None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc.,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment
Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission
(1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until
1979).
------------------------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (64)      Vice President  Since 1989       Not Applicable            None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


102 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
                                                 LENGTH OF        FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION        TIME SERVED      BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (67)           Vice President  Since 2002       Not Applicable            Director, FTI Banque, Arch
600 Fifth Avenue                 - AML                                                      Chemicals, Inc. and Lingnan
Rockefeller Center               Compliance                                                 Foundation.
New York, NY 10048-0772
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (67)           Vice President  Since 2000       Not Applicable            None
One Franklin Parkway             and Secretary
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY,
Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director,
Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (53)             Chief           Since May 2004   Not Applicable            None
500 East Broward Blvd.           Financial
Suite 2100                       Officer and
Fort Lauderdale, FL 33394-3091   Chief
                                 Accounting
                                 Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton Services,
LLC; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
------------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**William J. Lippman is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of some of the subsidiaries of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAVE DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK T. CROHN AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. CROHN, WHO CURRENTLY IS A DIRECTOR OF VARIOUS COMPANIES AND CHAIRS THE FUND'S AUDIT COMMITTEE, QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS BUSINESS BACKGROUND AND EXPERIENCE, WHICH INCLUDES SERVICE AS CHIEF EXECUTIVE OFFICER OF NATIONAL BENEFIT LIFE INSURANCE COMPANY (1963-1982), CHIEF EXECUTIVE OFFICER OF FINANCIAL BENEFIT LIFE INSURANCE COMPANY (1982-1996), AND SERVICE AS A DIRECTOR OF AMVESTORS FINANCIAL CORPORATION UNTIL 1997. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. CROHN HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. CROHN IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                                                             Annual Report | 103

FRANKLIN VALUE INVESTORS TRUST

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission's website at sec.gov and reflect the 12-month period beginning July 1, 2003, and ending June 30, 2004.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


104 | Annual Report

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet
  Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 4

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government
  Securities Fund 5
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 3
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 5,6
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 5
Templeton Global Bond Fund


TAX-FREE INCOME 7

NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 8

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California 9
Colorado
Connecticut
Florida 9
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 8
Michigan 8
Minnesota 8
Missouri
New Jersey
New York 9
North Carolina
Ohio 8
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products
  Trust 10

1.The fund is closed to new investors. Existing shareholders can continue adding to their accounts.
2.The fund is only open to existing shareholders and select retirement plans. 3.The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
4.Upon reaching approximately $350 million in assets, the fund intends to close to all investors.
5.An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
6.Formerly Franklin Short-Intermediate U.S. Government Securities Fund. Effective 9/1/04, the fund's name changed; its investment goal and strategy remained the same.
7.For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable. 8.Portfolio of insured municipal securities.
9.These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).
10.The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

11/04                                              Not part of the annual report

[LOGO OMITTED]

FRANKLIN(R) TEMPLETON(R)
    INVESTMENTS

One Franklin Parkway
San Mateo, CA 94403-1906

[BOX]  WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
       Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.


ANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN VALUE INVESTORS TRUST

INVESTMENT MANAGER

Franklin Advisory Services, LLC
One Parker Plaza
Ninth Floor
Fort Lee, NJ 07024

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FVIT A2004 12/04

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 11(A), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank T. Crohn and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $228,575 for the fiscal year ended October 31, 2004 and $112,924 for the fiscal year ended October 31, 2003.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of the their financial statements were $48,724 for the fiscal year ended October 31, 2004 and $3,724 for the fiscal year ended October 31, 2003. The services for which these fees were paid included attestation services.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $1,899 for the fiscal year ended October 31, 2004 and $0 for the fiscal year ended October 31, 2003. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $98,101 for the fiscal year ended October 31, 2004 and $12,000 for the fiscal year ended October 31, 2003. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and a review of an ICI transfer agent survey.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i) pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii)pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were pre-approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $148,724 for the fiscal year ended October 31, 2004 and $15,724 for the fiscal year ended October 31, 2003.

(h) No disclosures are required by this Item 4(h).

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 10. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 11. EXHIBITS.

(A) Code of Ethics

(B) (1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(B) (2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN VALUE INVESTORS TRUST

By /s/Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    December 16, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    December 16, 2004


By /s/Galen G. Vetter
      Chief Financial Officer
Date    December 16, 2004